Exhibit 10.1

EXECUTION COPY

MASTER CREDIT FACILITY AGREEMENT

BY AND BETWEEN

BORROWER SIGNATORY HERETO

AND

KEYBANK NATIONAL ASSOCIATION

DATED AS OF

NOVEMBER 30, 2021

HAMILTON/KeyBank (2021 MCFA)

TABLE OF CONTENTS

Article 1 DEFINITIONS; SUMMARY OF TERMS		2
Section 1.01	Defined Terms	2
Section 1.02	Schedules, Exhibits, and Attachments Incorporated	2
Article 2 ADVANCES; COLLATERAL EVENTS		2
Section 2.01	Advance Types	2
(a)	Variable Advance	2
(b)	Fixed Advance	3
(c)	Protective Advances	3
Section 2.02	Advances Generally	3
(a)	Request	3
(b)	Limitations on Executions	3
(c)	Making Advances	3
Section 2.03	Advance Terms and Payments on Advances	4
(a)	Debt Service Payments	4
(b)	Capitalization of Accrued But Unpaid Interest	9
(c)	Late Charges	9
(d)	Default Rate	9
(e)	Address for Payments	10
(f)	Application of Payments	11
Section 2.04	Prepayment; Prepayment Lockout; Prepayment Premium	11
Section 2.05	Acceleration of Advances	12
Section 2.06	Application of Collateral	12
Section 2.07	Casualty and Condemnation	12
Section 2.08	No Effect on Payment Obligations	13
Section 2.09	Loss Resulting from Prepayment	13
Section 2.10	Collateral Events	13
(a)	Conversion from Variable Note to Fixed Note	13
(b)	Right to Obtain Releases of Mortgaged Property	13
(c)	Right to Add Additional Mortgaged Properties as Collateral	13
(d)	Right to Substitutions	14
(e)	Limitation on Collateral Events	14
(f)	[Intentionally Deleted.]	14
(g)	Elected Coverage and LTV Tests	14

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Section 2.11	Termination of Master Agreement	14
(a)	Request	14
(b)	Conditions Precedent	14
(c)	Closing	15
Article 3 PERSONAL LIABILITY		15
Section 3.01	Non-Recourse Liability; Exceptions	15
Section 3.02	Personal Liability of Borrower	15
(a)	Personal Liability Based on Lender’s Loss (Partial Recourse)	15
(b)	Full Personal Liability (Full Recourse)	17
Section 3.03	Personal Liability for Indemnity Obligations	18
Section 3.04	Lender’s Right to Forego Rights Against Mortgaged Property	18
Section 3.05	Borrower Agency Provisions	19
Section 3.06	Joint and Several Obligation; Cross-Guaranty	19
Section 3.07	Waivers With Respect to Other Borrower Secured Obligation	20
Section 3.08	No Impairment	23
Section 3.09	Election of Remedies	23
Section 3.10	Subordination of Other Obligations	24
Section 3.11	Insolvency and Liability of Other Borrower	24
Section 3.12	Preferences, Fraudulent Conveyances, Etc.	25
Section 3.13	Maximum Liability of Each Borrower	26
Section 3.14	Liability Cumulative	26
Article 4 BORROWER STATUS		26
Section 4.01	Representations and Warranties	26
(a)	Due Organization and Qualification; Organizational Agreements	26
(b)	Location	27
(c)	Power and Authority	28
(d)	Due Authorization	28
(e)	Valid and Binding Obligations	28
(f)	Effect of Master Agreement on Financial Condition	28
(g)	Economic Sanctions, Anti-Money Laundering, and Anti-Corruption	29
(h)	Single Purpose Status	29
(i)	No Bankruptcies or Judgments	32

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(j)	No Actions or Litigation	32
(k)	Payment of Taxes, Assessments, and Other Charges	32
(l)	Not a Foreign Person	33
(m)	ERISA	33
(n)	Default Under Other Obligations	33
(o)	Prohibited Person	33
(p)	No Contravention	34
(q)	Lockbox Arrangement	34
(r)	No Reliance; Investor Consent	34
(s)	Investment Company Act	35
Section 4.02	Covenants	35
(a)	Maintenance of Existence; Organizational Documents	35
(b)	Economic Sanctions, Anti-Money Laundering, and Anti-Corruption	36
(c)	Payment of Taxes, Assessments, and Other Charges	36
(d)	Single Purpose Status	37
(e)	ERISA	39
(f)	Notice of Litigation or Insolvency	39
(g)	Payment of Costs, Fees, and Expenses	40
(h)	Restrictions on Distributions	40
(i)	Lockbox Arrangement	40
(j)	Confidentiality of Certain Information	41
Article 5 THE ADVANCES		41
Section 5.01	Representations and Warranties	41
(a)	Receipt and Review of Loan Documents	41
(b)	No Default	41
(c)	No Defenses	41
(d)	Loan Document Taxes	42
Section 5.02	Covenants	42
(a)	Ratification of Covenants; Estoppels; Certifications	42
(b)	Further Assurances	43
(c)	Sale of Advances	43
(d)	Limitations on Further Acts of Borrower	44
(e)	Financing Statements; Record Searches	44
(f)	Loan Document Taxes	45

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Section 5.03	Administrative Matters Regarding Advances	45
(a)	Determination of Allocable Facility Amount and Valuations	45
Article 6 PROPERTY USE, PRESERVATION, AND MAINTENANCE		46
Section 6.01	Representations and Warranties	46
(a)	Compliance with Law; Permits and Licenses	46
(b)	Property Characteristics	47
(c)	Property Ownership	47
(d)	Condition of the Mortgaged Property	47
(e)	Personal Property	48
Section 6.02	Covenants	48
(a)	Use of Property	48
(b)	Property Maintenance	48
(c)	Property Preservation	50
(d)	Property Inspections	51
(e)	Compliance with Laws	51
(f)	Alterations to any Mortgaged Property	52
Section 6.03	Administration Matters Regarding the Property	53
(a)	Property Management	53
(b)	Subordination of Fees to Affiliated Property Managers	53
(c)	Property Condition Assessment	53
Article 7 LEASES AND RENTS		54
Section 7.01	Representations and Warranties	54
(a)	Prior Assignment of Rents	54
(b)	Prepaid Rents	54
Section 7.02	Covenants	54
(a)	Leases	54
(b)	Commercial Leases	55
(c)	Payment of Rents	56
(d)	Assignment of Rents	56
(e)	Further Assignments of Leases and Rents	56
(f)	Options to Purchase by Tenants	56

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Section 7.03	Administration Regarding Leases and Rents	57
(a)	Material Commercial Lease Requirements	57
(b)	Residential Lease Form	57
Article 8 BOOKS AND RECORDS; FINANCIAL REPORTING		57
Section 8.01	Representations and Warranties	57
(a)	Financial Information	57
(b)	No Change in Facts or Circumstances	58
Section 8.02	Covenants	58
(a)	Obligation to Maintain Accurate Books and Records; Access; Discussions with Officers and Accountants	58
(b)	Items to Furnish to Lender	58
(c)	Audited Financials	62
(d)	Delivery of Books and Records	62
Section 8.03	Administration Matters Regarding Books and Records and Financial Reporting	62
(a)	Lender’s Right to Obtain Audited Books and Records	62
(b)	Credit Reports; Credit Score	63
Article 9 INSURANCE		63
Section 9.01	Representations and Warranties	63
(a)	Compliance with Insurance Requirements	63
(b)	Property Condition	63
Section 9.02	Covenants	63
(a)	Insurance Requirements	63
(b)	Delivery of Policies, Renewals, Notices, and Proceeds	64
Section 9.03	Administration Matters Regarding Insurance	64
(a)	Lender’s Ongoing Insurance Requirements	64
(b)	Application of Proceeds on Event of Loss	65
(c)	Payment Obligations Unaffected	67
(d)	Foreclosure Sale	67
(e)	Appointment of Lender as Attorney-In-Fact	67
Article 10 CONDEMNATION		69
Section 10.01	Representations and Warranties	69
(a)	Prior Condemnation Action	69
(b)	Pending Condemnation Actions	69

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Section 10.02	Covenants	68
(a)	Notice of Condemnation	68
(b)	Condemnation Proceeds	68
Section 10.03	Administration Matters Regarding Condemnation	69
(a)	Application of Condemnation Awards	69
(b)	Payment Obligations Unaffected	69
(c)	Appointment of Lender as Attorney-In-Fact	69
(d)	Preservation of Mortgaged Property	69
Article 11 LIENS, TRANSFERS, AND ASSUMPTIONS		70
Section 11.01	Representations and Warranties	70
(a)	No Labor or Materialmen’s Claims	70
(b)	No Other Interests	70
Section 11.02	Covenants	70
(a)	Liens; Encumbrances	70
(b)	Transfers	71
(c)	No Other Indebtedness	75
(d)	No Mezzanine Financing or Preferred Equity	75
Section 11.03	Administration Matters Regarding Liens, Transfers, and Assumptions	75
(a)	Transfer of Collateral Pool	75
(b)	Transfers to Key Principal-Owned Affiliates or Guarantor-Owned Affiliates	77
(c)	Estate Planning	78
(d)	Termination or Revocation of Trust	78
(e)	Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death	79
(f)	[Intentionally Deleted.]	80
(g)	Further Conditions on Transfers Requiring Lender’s Consent	80
(h)	Additional Permitted Transfers; Notice of Transfers.	81
Article 12 IMPOSITIONS		84
Section 12.01	Representations and Warranties	84
(a)	Payment of Taxes, Assessments, and Other Charges	84
Section 12.02	Covenants	85
(a)	Imposition Deposits, Taxes, and Other Charges	85
Section 12.03	Administration Matters Regarding Impositions	85
(a)	Maintenance of Records by Lender	85

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(b)	Imposition Accounts	86
(c)	Payment of Impositions; Sufficiency of Imposition Deposits	86
(d)	Imposition Deposits Upon Event of Default	86
(e)	Contesting Impositions	87
(f)	Release to Borrower	87
Article 13 REPLACEMENTS, REPAIRS, AND RESTORATION		87
Section 13.01	Covenants	87
(a)	Initial Deposits to Replacement Reserve Account, Repairs Escrow Account, and Restoration Reserve Account	87
(b)	Monthly Replacement Reserve Deposits	88
(c)	Payment and Deliverables for Replacements, Repairs, and Restoration	88
(d)	Assignment of Contracts for Replacements, Repairs, and Restoration	88
(e)	Indemnification	89
(f)	Amendments to Loan Documents	89
(g)	Administration Fees and Expenses	89
Section 13.02	Administration Matters Regarding Reserves	90
(a)	Accounts, Deposits, and Disbursements	90
(b)	Approvals of Contracts; Assignment of Claims	97
(c)	Delays and Workmanship	97
(d)	Appointment of Lender as Attorney-In-Fact	98
(e)	No Lender Obligation	98
(f)	No Lender Warranty	98
Article 14 DEFAULTS/REMEDIES		98
Section 14.01	Events of Default	98
(a)	Automatic Events of Default	99
(b)	Events of Default Subject to a Specified Cure Period	100
(c)	Events of Default Subject to Extended Cure Period or Release	100
Section 14.02	Remedies	101
(a)	Acceleration; Foreclosure	101
(b)	Loss of Right to Disbursements from Collateral Accounts	102
(c)	Remedies Cumulative	103
Section 14.03	Additional Lender Rights; Forbearance	103
(a)	No Effect Upon Obligations	103

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(b)	No Waiver of Rights or Remedies	104
(c)	Appointment of Lender as Attorney-In-Fact	104
(d)	Borrower Waivers	106
Section 14.04	Waiver of Marshaling	106
Section 14.05	Severed Loan Documents	107
Article 15 MISCELLANEOUS		108
Section 15.01	Choice of Law; Consent to Jurisdiction	108
Section 15.02	Waiver of Jury Trial	108
Section 15.03	Notice	109
(a)	Process of Serving Notice	109
(b)	Change of Address	109
(c)	Default Method of Notice	109
(d)	Receipt of Notices	110
Section 15.04	Successors and Assigns Bound; Sale of Advances	110
(a)	Binding Agreement	110
(b)	Sale of Advances; Change of Servicer	110
Section 15.05	Counterparts	110
Section 15.06	[Intentionally Deleted.]	110
Section 15.07	Relationship of Parties; No Third Party Beneficiary	110
(a)	Solely Creditor and Debtor	110
(b)	No Third Party Beneficiaries	110
Section 15.08	Severability; Entire Agreement; Amendments	111
Section 15.09	Construction	111
Section 15.10	Loan Servicing	112
Section 15.11	Disclosure of Information	112
Section 15.12	Waiver; Conflict	112
Section 15.13	No Reliance	112
Section 15.14	Subrogation	113
Section 15.15	Counting of Days	113
Section 15.16	Revival and Reinstatement of Indebtedness	113
Section 15.17	Time is of the Essence	114
Section 15.18	Final Agreement	114
Section 15.19	Tax Savings Clause	114

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Section 15.20	Survival	114
Section 15.21	Assignments; Third Party Rights	114
Section 15.22	Interpretation	114

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MASTER CREDIT FACILITY AGREEMENT

This MASTER CREDIT FACILITY AGREEMENT is made as of November 30, 2021, by and between (i) the entities identified as Borrower on the Summary of Master Terms, as Borrower, and (ii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as Lender.

RECITALS

A.           Borrower owns one (1) or more Multifamily Residential Properties as more particularly described in Exhibit A to this Master Agreement.

B.           Borrower has requested that Lender make a loan in favor of Borrower, comprised of a $0 Variable Advance and a $156,000,000 Fixed Advance. Future Advances may be made by Lender to Borrower in accordance with the terms of this Master Agreement.

C.           To secure the obligations of Borrower under this Master Agreement and the other Loan Documents, Borrower shall create a Collateral Pool in favor of Lender. The Collateral Pool shall be comprised of (i) the Multifamily Residential Properties listed on Exhibit A and (ii) any other collateral pledged to Lender from time to time by Borrower pursuant to this Master Agreement or any other Loan Documents.

D.           Each Note and Security Document shall be cross-defaulted (i.e., a default under any Note, Security Document or this Master Agreement shall constitute a default under each other Note and Security Document and under this Master Agreement) and cross-collateralized (i.e., each Security Instrument shall secure all of Borrower’s obligations under each Note, this Master Agreement, and the other Loan Documents). It is the intent of the parties to this Master Agreement that, after an Event of Default, Lender may accelerate any Note without the obligation but with the right to accelerate any other Note and that in the exercise of its rights and remedies under the Loan Documents, Lender may exercise and perfect any and all of its rights and remedies in and under the Loan Documents with regard to any Mortgaged Property without the obligation but with the right to exercise and perfect its rights and remedies with respect to any other Mortgaged Property. Any such exercise shall be without regard to the Allocable Facility Amount assigned to such Mortgaged Property. Lender may recover an amount equal to the full amount Outstanding in respect of any of the Notes in connection with such exercise and any such amount shall be applied to the Indebtedness as determined by Lender pursuant to the terms of this Master Agreement, the Notes, and the other Loan Documents.

E.           It is the intent of the parties that, notwithstanding anything to the contrary herein or the existence of any cash management system maintained by Borrower, and/or Guarantor or Borrower Affiliates or the provision by Guarantor of the Guaranty, Lender is making Advances to Borrower (not to Guarantor or Borrower Affiliates). Lender has underwritten the making of the Advances based on its analysis of the value of the Collateral. In making the Advances, Lender is relying on each Borrower being and maintaining itself as a Single Purpose entity whose sole asset is its Mortgaged Property and ancillary property related thereto. Lender acknowledges that it views its credit risk as the performance and value of the Mortgaged Properties and it views the Guaranty as independent supplemental support in the event that one of the exceptions to the non-recourse events occurs.

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F.           Subject to the terms, conditions, and limitations of this Master Agreement, Lender has agreed to make the Advances.

G.           It is anticipated that Lender shall assign each Advance made hereunder to Fannie Mae; however Fannie Mae shall not assume (i) any of the obligations of Lender, if any, under this Master Agreement to make Future Advances, or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances.

NOW, THEREFORE, in consideration of Borrower and Lender entering into this Master Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereby covenant, agree, represent, and warrant as follows:

AGREEMENTS

Article 1
DEFINITIONS; SUMMARY OF TERMS

Section 1.01        Defined Terms.

Capitalized terms not otherwise defined in the body of this Master Agreement shall have the meanings set forth in the Definitions Schedule attached to this Master Agreement.

Section 1.02        Schedules, Exhibits, and Attachments Incorporated.

The schedules, exhibits, and any other addenda or attachments are incorporated fully into this Master Agreement by this reference and each constitutes a substantive part of this Master Agreement.

Article 2
ADVANCES; COLLATERAL EVENTS

Section 2.01         Advance Types.

Subject to the terms, conditions, and limitations of this Master Agreement:

(a)	Variable Advance.

Lender agrees to make Variable Advances to Borrower in accordance with the terms and provisions of this Master Agreement. Future Advances may be made pursuant to Section 2.02(c)(2) (Future Advances). Pursuant to the terms of Section 2.10(a) (Conversion from Variable Note to Fixed Note), Borrower may convert a Variable Note to a Fixed Note.

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(b)	Fixed Advance.

Lender agrees to make Fixed Advances to Borrower in accordance with the terms and provisions of this Master Agreement. Future Advances may be made pursuant to Section 2.02(c)(2) (Future Advances).

(c)	Protective Advances.

As provided in the Security Instrument, Lender may take such actions or disburse such funds as Lender reasonably deems necessary to perform the obligations of Borrower under this Master Agreement and the other Loan Documents and to protect Lender’s interest in the Mortgaged Property.

Section 2.02         Advances Generally.

(a)	Request.

Assuming Advances are available to Borrower under this Master Agreement and this Section 2.02 (Advances Generally), Borrower shall request a Future Advance by giving Lender a Future Advance Request. The Future Advance Request shall indicate whether the Request is for a Fixed Advance or Variable Advance or more than one type of Advance.

(b)	Limitations on Executions.

Notwithstanding anything in this Master Agreement or any other Loan Document to the contrary, any Future Advance (whether a Variable Advance or a Fixed Advance) and any Conversion of an Advance shall be subject to the precondition that Lender must confirm with Fannie Mae that Fannie Mae is generally offering to purchase in the marketplace advances of the execution type requested by Borrower at the time of the Request and at the time the rate for such Advance is locked. In the event Fannie Mae is not purchasing advances of the type requested by Borrower, Lender agrees to offer, to the extent available from Fannie Mae, alternative advance executions based on the types of executions Fannie Mae is generally offering to purchase in the marketplace at that time. Any alternative execution offered would be subject to mutually agreeable documentation necessary to implement the terms and conditions of such alternative execution.

(c)	Making Advances.

(1)           Initial Advances.

By entering into this Agreement, Lender acknowledges that the conditions of Lender have been met prior to or as of the date of this Master Agreement and Lender shall make the Initial Advance(s) to Borrower.

(2)           Future Advances.

(A)           Subject to Section 2.02(b) (Limitations on Executions) and satisfaction of the terms in the Future Advance Schedule, Borrower may request a Future Advance. Lender is not committing in this Master Agreement to make a Future Advance and any Future Advance will be at the option of Lender except for a Borrow Up provided in the proviso of Section 2.02(c)(2)(B) (Future Advances) below, subject to the requirements of such proviso and this Master Agreement. Once made, any Future Advance shall be subject to this Master Agreement in all respects and shall be secured by the Security Instruments encumbering the Mortgaged Properties.

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(B)           Any Future Advance shall be made in connection with the Addition of Additional Mortgaged Properties; provided, however, so long as the Collateral Pool includes two (2) or more Mortgaged Properties, Borrower may request that one or more Future Advances made pursuant to Section 2.02(c)(2)(A) (Future Advances) above be made without the Addition of Additional Mortgaged Property (each a “Borrow Up”) based on compliance with the terms of the Future Advance Schedule and the Underwriting and Servicing Requirements subject to the terms of this Section 2.02(c)(2) (Future Advances) and Section 2.02(b) (Limitations on Executions). Such Borrow Up shall be made during the Borrow Up Availability Period, but not more than one (1) time per Facility Year.

(C)           All Future Advances must satisfy the terms of the Future Advance Schedule and any addition of Additional Mortgaged Property shall satisfy the terms of the Mortgaged Property Addition Schedule.

(3)           Closing of Future Advance.

If the conditions set forth in this Section 2.02 (Advances Generally) and the Future Advance Schedule are satisfied (and, if applicable, all conditions set forth on the Mortgaged Property Addition Schedule are satisfied), Lender shall make the requested Future Advance on an Effective Date selected by Lender (or on such other date as Borrower and Lender may agree).

Section 2.03         Advance Terms and Payments on Advances.

(a)	Debt Service Payments.

(1)           Short Month Interest.

If the date the proceeds of an Advance are disbursed is any day other than the first day of the month, interest for the period beginning on the disbursement date and ending on and including the last day of the month in which the disbursement occurs shall be payable by Borrower on the date the Advance proceeds are disbursed. In the event that the disbursement date is not the same as the Effective Date, then:

(A)           the disbursement date and the Effective Date must be in the same month, and

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(B)           the Effective Date shall not be the first day of the month.

(2)           Interest Accrual and Computation; Amortization; Interest Rate Cap.

(A)           Except as provided in Section 2.03(a)(1) (Short Month Interest), interest shall be paid in arrears. Except as otherwise provided in this Master Agreement, for Fixed Advances, interest shall accrue at the Interest Rate until fully paid; and for Variable Structured ARM Advances, interest shall accrue at the Adjustable Rate until fully paid. If the Interest Accrual Method is “Actual/360,” Borrower acknowledges and agrees that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month.

(B)           With respect to any Variable Structured ARM Advances, the following provisions shall apply:

(i)           Adjustable Rate; Index Replacement.

The Initial Adjustable Rate shall be effective until the first Rate Change Date. Thereafter, the Adjustable Rate shall change on each Rate Change Date based on fluctuations in the Current Index as determined by Lender, which determination shall be conclusive absent manifest error.

(1)           Index Replacement Date.

Notwithstanding anything to the contrary herein or in any other Loan Document, if an Index Transition Event and its related Index Replacement Date have occurred with respect to the Current Index, then the Index Replacement will replace the Current Index on such Index Replacement Date and all subsequent dates. The Index Replacement will become effective on the Index Replacement Date without any amendment or further action or consent of any other party to the Master Agreement or any other Loan Document.

(2)           Index Replacement Conforming Changes.

(i)           In connection with the implementation of an Index Replacement, Lender shall have the right to make Index Replacement Conforming Changes from time to time. Notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Index Replacement Conforming Changes shall become effective without any further action or consent of Borrower.

(ii)           Lender shall notify Borrower of (A) the occurrence of any Index Transition Event and its related Index Replacement Date, (B) the Index Replacement determined by Lender, and (C) any required Index Replacement Conforming Changes. Any determination, decision, or election made by Lender pursuant to this Section 2.03(a)(2)(B) (Interest Accrual and Computation; Amortization; Interest Rate Cap), including any determination by Lender with respect to tenor, rate, or adjustment, or of the occurrence or non-occurrence of an event, circumstance, or date, and any decision to take or refrain from taking any action or any selection, shall be conclusive and binding absent manifest error and may be made in Lender’s sole discretion and without consent from Borrower.

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(3)           Federal Income Tax Treatment.

For federal income tax purposes, Lender intends to effect the replacement of the Current Index with the Index Replacement in connection with an Index Transition Event such that the replacement will not result in a tax realization event under Section 1001 of the Internal Revenue Code and relevant Treasury Regulations promulgated thereunder.

(ii)           Fixed Monthly Principal Component.

Each amortizing Monthly Debt Service Payment shall include a principal payment equal to the Fixed Monthly Principal Component, which shall be determined using the Fixed Rate Amortization Factor.

(iii)         Notification of Interest Rate Change and Monthly Debt Service Payment.

Before each Payment Change Date, Lender shall notify Borrower of any change in the Adjustable Rate and the amount of the next Monthly Debt Service Payment.

(iv)          Correction to Monthly Debt Service Payments.

If Lender determines at any time that it has miscalculated the amount of a Monthly Debt Service Payment (whether because of a miscalculation of the Adjustable Rate or otherwise), then Lender shall give notice to Borrower of the corrected amount of the Monthly Debt Service Payment (and the corrected Adjustable Rate, if applicable) and (a) if the corrected amount of the Monthly Debt Service Payment represents an increase, then Borrower shall, within thirty (30) calendar days thereafter, pay to Lender any sums that Borrower would have otherwise been obligated to pay to Lender had the amount of the Monthly Debt Service Payment not been miscalculated, or (b) if the corrected amount of the Monthly Debt Service Payment represents a decrease and Borrower is not otherwise in default under any of the Loan Documents, then Borrower shall thereafter be paid the sums that Borrower would not have otherwise been obligated to pay to Lender had the amount of the Monthly Debt Service Payment not been miscalculated.

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(v)            Interest Rate Cap.

If required by Lender, to protect against fluctuations in interest rates during the Term of this Master Agreement, Borrower shall enter into the Cap Security Agreement. Pursuant to the terms of the Cap Security Agreement, Borrower shall make arrangements for a SOFR-based interest rate cap in form and substance satisfactory to Lender with a counterparty satisfactory to Lender (“Interest Rate Cap”) to be in place and maintained at all times with respect to any Variable Advance which has been funded and remains Outstanding. The seller of the Interest Rate Cap shall be a financial institution meeting the minimum requirements for hedge counterparties acceptable to Lender. The Interest Rate Cap shall have a minimum initial term of four (4) years. Borrower shall be required to make Monthly Deposits (as defined in the Cap Security Agreement) to be held in an Interest Rate Cap Reserve Escrow Account (as defined in the Cap Security Agreement). As set forth in the Cap Security Agreement, Borrower agrees to pledge its right, title, and interest in the Interest Rate Cap to Lender as additional collateral for the Indebtedness.

(C)           The amortization and payment of interest (and principal, if applicable) for each Advance shall be determined at the Effective Date of each Advance.

(3)           Monthly Debt Service Payments.

Consecutive monthly debt service installments (comprised of either interest only or principal and interest, depending on the Amortization Type), each in the amount of the applicable Monthly Debt Service Payment for an Advance, shall be due and payable on the First Payment Date, and on each Payment Date thereafter until the Maturity Date of such Advance, at which time all Indebtedness relating to such Advance shall be due. Any regularly scheduled Monthly Debt Service Payment that is received by Lender before the applicable Payment Date shall be deemed to have been received on such Payment Date solely for the purpose of calculating interest due. All payments made by Borrower under this Master Agreement shall be made without set-off, counterclaim, or other defense.

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(4)           Payment at Maturity.

(A)          The unpaid principal balance of an Advance, any Accrued Interest thereon, and all other Indebtedness relating to such Advance shall be due and payable on the applicable Maturity Date for such Advance.

(B)           Except in connection with a complete repayment of all Advance(s), if Borrower pays any Advances at maturity of such Advance and requests a Release of any Mortgaged Property, such Release shall be subject to the Release Price and release tests in the Mortgaged Property Release Schedule.

(5)           Maturity Dates.

(A)           The Maturity Date of each Variable Advance shall be specified by Borrower for such Variable Advance, provided that such Maturity Date shall be no earlier than the date that is the first day of the month following the date five (5) years after the Effective Date of such Variable Advance and no later than the date that is the first day of the month following the date ten (10) years after the Effective Date of such Variable Advance provided no Maturity Date shall be after the Latest Facility Termination Date.

(B)           The Maturity Date of each Fixed Advance shall be specified by Borrower for such Fixed Advance, provided that such Maturity Date shall be no earlier than the date that is the first day of the month following the date five (5) years after the Effective Date for such Fixed Advance and no later than the date that is the first day of the month following the date fifteen (15) years after the Effective Date of such Fixed Advance provided no Maturity Date shall be after the Latest Facility Termination Date. Notwithstanding the foregoing, unless otherwise agreed to by Lender, the Maturity Date of any Fixed Advance that is converted from a Variable Structured ARM Advance pursuant to the terms of the Conversion Schedule shall be no earlier than the date seven (7) years after the Conversion Effective Date and no later than the Latest Facility Termination Date.

(6)           Interest Rate Type; Notes.

(A)          The obligation of Borrower to repay each Variable Advance shall be evidenced by one or more separate Variable Notes. Each Variable Note shall be payable to the order of Lender and shall be made in the original principal amount of such Variable Advance.

(B)           The obligation of Borrower to repay each Fixed Advance shall be evidenced by one or more separate Fixed Notes. The Fixed Note shall be payable to the order of Lender and shall be made in the original principal amount of such Fixed Advance.

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(b)	Capitalization of Accrued But Unpaid Interest.

Any accrued and unpaid interest on an Advance remaining past due for thirty (30) days or more may, at Lender’s election, be added to and become part of the unpaid principal balance of such Advance.

(c)	Late Charges.

(1)           If any Monthly Debt Service Payment due hereunder is not received by Lender within ten (10) days after the applicable Payment Date, or any amount payable under this Master Agreement (other than the payment due on the applicable Maturity Date for repayment of an Advance in full) or any other Loan Document is not received by Lender within ten (10) days after the date such amount is due, inclusive of the date on which such amount is due, Borrower shall pay to Lender, immediately without demand by Lender, the Late Charge.

(2)           The Late Charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 2.03(d) (Default Rate).

(3)           Borrower acknowledges and agrees that:

(A)           its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Advances;

(B)           it is extremely difficult and impractical to determine those additional expenses;

(C)           Lender is entitled to be compensated for such additional expenses; and

(D)           the Late Charge represents a fair and reasonable estimate, taking into account all circumstances existing on the date hereof, of the additional expenses Lender will incur by reason of any such late payment.

(d)	Default Rate.

(1)           Default interest shall be paid as follows:

(A)           If any amount due in respect of an Advance (other than amounts due on the Maturity Date) remains past due for thirty (30) days or more, interest on such unpaid amount(s) shall accrue from the date payment is due at the Default Rate and shall be payable upon demand by Lender.

(B)           If any Indebtedness due is not paid in full on the applicable Maturity Date, then interest shall accrue at the Default Rate on all such unpaid amounts from such Maturity Date until fully paid and shall be payable upon demand by Lender.

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Absent a demand by Lender, any such amounts shall be payable by Borrower in the same manner as provided for the payment of Monthly Debt Service Payments. To the extent permitted by Applicable Law, interest shall also accrue at the Default Rate on any judgment obtained by Lender against Borrower in connection with the Advances. To the extent Borrower or any other Person is vested with a right of redemption, interest shall continue to accrue at the Default Rate during any redemption period until such time as the Mortgaged Property has been redeemed.

(2)           Borrower acknowledges and agrees that:

(A)          its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Advances; and

(B)           in connection with any failure to timely pay all amounts due in respect of an Advance on the applicable Maturity Date, or during the time that any amount due in respect of an Advance is delinquent for more than thirty (30) days:

(i)            Lender’s risk of nonpayment of the Advance will be materially increased;

(ii)           Lender’s ability to meet its other obligations and to take advantage of other investment opportunities will be adversely impacted;

(iii)           Lender will incur additional costs and expenses arising from its loss of the use of the amounts due;

(iv)          it is extremely difficult and impractical to determine such additional costs and expenses;

(v)           Lender is entitled to be compensated for such additional risks, costs, and expenses; and

(vi)          the increase from the Interest Rate to the Default Rate represents a fair and reasonable estimate of the additional risks, costs, and expenses Lender will incur by reason of Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquency on the Advance (taking into account all circumstances existing on the applicable Effective Date).

(e)	Address for Payments.

All payments due pursuant to the Loan Documents shall be payable at Lender’s Payment Address, or such other place and in such manner as may be designated from time to time by written notice to Borrower by Lender.

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(f)	Application of Payments.

Subject to the terms of Section (d) (Application of Release Price) of the Mortgaged Property Release Schedule, if at any time Lender receives, from Borrower or otherwise, any payment in respect of the Indebtedness that is less than all amounts due and payable at such time, then Lender may apply such payment to amounts then due and payable in any manner and in any order determined by Lender or hold in suspense and not apply such payment at Lender’s election. Neither Lender’s acceptance of a payment that is less than all amounts then due and payable, nor Lender’s application of, or suspension of the application of, such payment, shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such payment to the Indebtedness, Borrower’s obligations under this Master Agreement and the other Loan Documents shall remain unchanged.

Section 2.04        Prepayment; Prepayment Lockout; Prepayment Premium.

(a)           Subject to the terms and conditions of the applicable Prepayment Premium Schedule and the requirements relating to application of the Release Price set forth in the Mortgaged Property Release Schedule, Notes are prepayable in whole or in part, provided that Borrower shall not make a voluntary full or partial prepayment of a Note during any Prepayment Lockout Period, if any. Except as expressly provided in this Master Agreement (including as provided in the Prepayment Premium Schedule applicable to such Note), a Prepayment Premium calculated in accordance with the Prepayment Premium Schedule applicable to such Note shall be payable in connection with any prepayment of such Note.

(b)           If a Prepayment Lockout Period applies to the applicable Note, and during such Prepayment Lockout Period Lender accelerates the unpaid principal balance of such Note or otherwise applies collateral held by Lender to the repayment of any portion of the unpaid principal balance of such Note, the Prepayment Premium shall be due and payable and equal to the amount obtained by multiplying the percentage indicated (if at all) in the Prepayment Premium Schedule for such Note by the amount of principal being prepaid at the time of such acceleration or application.

(c)           In connection with any such voluntary prepayment, Borrower acknowledges and agrees that interest shall always be calculated and paid through the last day of the month in which the prepayment occurs (even if the Permitted Prepayment Date for such month is not the last day of such month, or if Lender approves prepayment on an Intended Prepayment Date that is not a Permitted Prepayment Date). Borrower further acknowledges that Lender is not required to accept a voluntary prepayment of a Note on any day other than a Permitted Prepayment Date. However, if Lender does approve an Intended Prepayment Date that is not a Permitted Prepayment Date and accepts a prepayment on such Intended Prepayment Date, such prepayment shall be deemed to be received on the immediately following Permitted Prepayment Date. If Borrower fails to prepay the applicable Note (or such portion of the Note as is intended to be prepaid) on the Intended Prepayment Date for any reason (including on any Intended Prepayment Date that is approved by Lender) and such failure either continues for five (5) Business Days, or into the following month, Lender shall have the right to recalculate the payoff amount. If Borrower prepays a Note either in the following month or more than five (5) Business Days after the Intended Prepayment Date that was approved by Lender, Lender shall also have the right to recalculate the payoff amount based upon the amount of such payment and the date such payment was received by Lender. Borrower shall immediately pay to Lender any additional amounts required by any such recalculation.

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(d)           After receipt of a partial prepayment, Lender shall re-calculate the Monthly Debt Service Payment based upon the remaining unpaid principal balance of the applicable Note for each subsequent monthly debt service installment due under such Note. For amortizing Advances, the subsequent Monthly Debt Service Payments shall be calculated by amortizing the remaining unpaid principal balance of the applicable Note over the Remaining Amortization Period (1) (A) for Fixed Advances, utilizing the Fixed Rate, and (B) for Variable Advances, utilizing the then current Adjustable Rate and including a principal payment determined using the Fixed Rate Amortization Factor, and (2) utilizing the Interest Accrual Method, each as set forth in the applicable Schedule of Advance Terms. Lender shall notify Borrower of the new required Monthly Debt Service Payment following receipt of a partial prepayment and Borrower shall execute any amendment requested by Lender to evidence such new required monthly installment(s).

Section 2.05         Acceleration of Advances.

Upon acceleration of any Advance, Borrower shall pay to Lender:

(a)           the entire unpaid principal balance of the Advances;

(b)           all Accrued Interest (calculated through the last day of the month in which the acceleration occurs);

(c)           the Prepayment Premium; and

(d)           all other Indebtedness.

Section 2.06        Application of Collateral.

Any application by Lender of any collateral or other security to the repayment of all or any portion of the unpaid principal balance of the Advances prior to the Maturity Date in accordance with the Loan Documents shall be deemed to be a prepayment by Borrower. Any such prepayment shall require the payment to Lender by Borrower of the Prepayment Premium calculated on the amount being prepaid in accordance with this Master Agreement and applied in accordance with Section (d) (Application of Release Price) of the Mortgaged Property Release Schedule.

Section 2.07        Casualty and Condemnation.

Notwithstanding any provision of this Master Agreement to the contrary, no Prepayment Premium shall be payable with respect to any prepayment occurring as a result of the application of any insurance proceeds or amounts received in connection with a Condemnation Action in accordance with this Master Agreement.

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Section 2.08        No Effect on Payment Obligations.

Unless otherwise expressly provided in this Master Agreement, any prepayment required by any Loan Document of less than the entire unpaid principal balance of the Advance(s) shall not extend or postpone the due date of any subsequent Monthly Debt Service Payments, Monthly Replacement Reserve Deposit, or other payment.

Section 2.09        Loss Resulting from Prepayment.

In any circumstance in which a Prepayment Premium is due under this Master Agreement, Borrower acknowledges that:

(a)           any prepayment of the unpaid principal balance of any Advance, whether voluntary or involuntary, or following the occurrence of an Event of Default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional risk, expense, and frustration or impairment of Lender’s ability to meet its commitments to third parties;

(b)           it is extremely difficult and impractical to ascertain the extent of such losses, risks and damages;

(c)           the formula for calculating the Prepayment Premium represents a reasonable estimate of the losses, risks, and damages Lender will incur as a result of a prepayment; and

(d)           the provisions regarding the Prepayment Premium contained in this Master Agreement are a material part of the consideration for this Master Agreement, and that the terms of this Master Agreement are in other respects more favorable to Borrower as a result of Borrower’s voluntary agreement to such prepayment provisions.

Section 2.10        Collateral Events.

(a)	Conversion from Variable Note to Fixed Note.

Subject to and in accordance with the terms and conditions of the Conversion Schedule, Borrower shall have the right, from time to time during the Conversion Period, to convert all or any portion of a Variable Note to a Fixed Note.

(b)	Right to Obtain Releases of Mortgaged Property.

Subject to and in accordance with the terms and conditions of the Mortgaged Property Release Schedule, Borrower shall have the right from time to time to obtain a release of one or more Mortgaged Properties (a “Release”) from the Collateral Pool.

(c)	Right to Add Additional Mortgaged Properties as Collateral.

Subject to and in accordance with the terms and conditions of the Mortgaged Property Addition Schedule, Borrower shall have the right, from time to time to add one or more Additional Mortgaged Properties (an “Addition”) to the Collateral Pool.

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(d)	Right to Substitutions.

Subject to and in accordance with the terms and conditions of the Mortgaged Property Release Schedule and the Mortgaged Property Addition Schedule, Borrower shall have the right to obtain the release of one or more Mortgaged Properties by replacing such Mortgaged Property with one (1) or more Additional Mortgaged Properties that meet the requirements of this Master Agreement thereby effecting a “Substitution” of Collateral.

(e)	Limitation on Collateral Events.

Notwithstanding anything to the contrary in this Master Agreement, no Collateral Event shall be permitted unless immediately after such Collateral Event the Advances then Outstanding will not exceed one hundred percent (100%) of the aggregate fair market value of all real property securing such Advances (where fair market value is determined for these purposes based upon a current Appraisal or some other commercially reasonable valuation method as determined by Lender).

(f)	[Intentionally Deleted.]

(g)	Elected Coverage and LTV Tests.

At any time during the Term of this Master Agreement, by giving prior written notice to Lender, Borrower shall have the one-time right to permanently change the loan to value and debt service coverage tests for the Collateral Pool (the “Elected Coverage and LTV Tests”). On and after the date Borrower exercises the Elected Coverage and LTV Tests, the loan to value and debt service coverage tests shall be revised as set forth in the definition of “Coverage and LTV Tests.”

Section 2.11        Termination of Master Agreement.

Subject to the terms and conditions set forth below, Borrower shall have the right to terminate this Master Agreement and receive a Release of all of the Collateral.

(a)	Request.

To terminate this Master Agreement, Borrower shall deliver a Termination Request to Lender, provided that this Master Agreement shall automatically terminate upon repayment of the Indebtedness.

(b)	Conditions Precedent.

The right of Borrower to terminate this Master Agreement and to receive a Release of all of the Collateral from the Collateral Pool and Lender’s obligation to execute and deliver the Termination Documents on the Effective Date are subject to the following conditions precedent:

(1)           receipt by Lender of the fully executed Termination Request;

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(2)           payment by Borrower in full of each Note Outstanding on the Effective Date, including any associated Prepayment Premiums or other amounts due under each Note and all of the other amounts owing by Borrower to Lender under this Master Agreement and the Other Loan Documents; and

(3)           payment by Borrower of Lender’s and Fannie Mae’s reasonable third party out-of-pocket fees and expenses payable in accordance with this Master Agreement, including Lender’s and Fannie Mae’s legal fees and expenses. No Release Fee shall be due in connection with a Termination of the Master Agreement.

(c)	Closing.

If all conditions precedent contained in this Section 2.11 (Termination of Master Agreement) are satisfied, this Master Agreement shall terminate, and Lender shall cause all of the Collateral to be Released on an Effective Date selected by Lender, within thirty (30) Business Days after all of the conditions with respect to such Termination Request have been satisfied (or on such other date as Borrower and Lender may agree), and all applicable parties shall execute and deliver, all at the sole cost and expense of Borrower, the Termination Documents.

Article 3
PERSONAL LIABILITY

Section 3.01        Non-Recourse Liability; Exceptions.

Except as otherwise provided in this Article 3 (Personal Liability) or in any other Loan Document, none of Borrower, or any director, officer, manager, member, partner, shareholder, trustee, trust beneficiary, or employee of Borrower, shall have personal liability under this Master Agreement or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender’s only recourse for the satisfaction of such Indebtedness and the performance of such obligations shall be Lender’s exercise of its rights and remedies with respect to the Mortgaged Properties and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower’s liability shall not limit or impair Lender’s enforcement of its rights against Guarantor under any Loan Document.

Section 3.02        Personal Liability of Borrower.

(a)	Personal Liability Based on Lender’s Loss (Partial Recourse).

Borrower shall be personally liable to Lender for the repayment of the portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of, subject to any notice and cure period, if any, or in any manner relating to:

(1)           failure to pay as directed by Lender upon demand after an Event of Default (to the extent actually received by Borrower):

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(A)           all Rents to which Lender is entitled under the Loan Documents; and

(B)           the amount of all security deposits then held or thereafter collected by Borrower from tenants and not properly applied pursuant to the applicable Leases;

(2)           failure to maintain all insurance policies required by the Loan Documents, except to the extent Lender has the obligation to pay the premiums pursuant to Section 12.03(c) (Payment of Impositions; Sufficiency of Imposition Deposits);

(3)           failure to apply all insurance proceeds received by Borrower or any amounts received by Borrower in connection with a Condemnation Action as required by the Loan Documents;

(4)           failure to comply with any provision of this Master Agreement or any other Loan Document relating to the delivery of books and records, statements, schedules, and reports;

(5)           except to the extent directed otherwise by Lender pursuant to Section 3.02(a)(1) (Personal Liability Based on Lender’s Loss (Partial Recourse)), failure to apply Rents to the ordinary and necessary expenses of owning and operating the Mortgaged Properties and Debt Service Amounts, as and when each is due and payable, except that Borrower will not be personally liable with respect to Rents that are distributed by Borrower in any Calendar Year if Borrower has paid all ordinary and necessary expenses of owning and operating the Mortgaged Properties and Debt Service Amounts for such Calendar Year;

(6)           waste or abandonment of any Mortgaged Property;

(7)           grossly negligent or reckless unintentional material misrepresentation or omission by Borrower, Guarantor, Key Principal, or any officer, director, partner, manager, member, shareholder, or trustee of Borrower, Guarantor, or Key Principal in connection with ongoing financial or other reporting required by the Loan Documents, or any request for action or consent by Lender;

(8)           any claims, actions, suits or proceedings arising from any tenant opportunity to purchase act applicable to and affecting any Mortgaged Property, including costs, attorneys’ fees, and expenses incurred in connection with such claims, actions, suits or proceedings; or

(9)           failure to comply with each of the Single Purpose requirements of Section 4.02(d)(3), (4), (7)-(12), (14)-(16) and (18) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement (subject to possible full recourse liability as set forth in Section 3.02(b)(1) (Full Personal Liability (Full Recourse))); provided, however, no such recourse liability shall arise until the expiration of the cure periods set forth in this Section 3.02(a)(9) (Personal Liability Based on Lender’s Loss (Partial Recourse)). Borrower must deliver on an annual basis or upon Lender’s written request, a certification as to compliance with the covenants set forth in Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status). If Borrower breaches a covenant set forth in Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status), then, if such breach can be cured, Borrower shall have thirty (30) days from the earlier of (A) the date of delivery of the annual Officer’s Certificate set forth in Section 8.02(b)(6) (Items to Furnish to Lender) indicating such breach, (B) the date Lender notices Borrower of such breach, or (C) the date Borrower discovers such breach, to cure such breach, provided that if such breach can be cured but cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such breach within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such breach, it being agreed that no such extension shall be for a period in excess of sixty (60) days for any individual breach.

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Notwithstanding the foregoing, Borrower shall not have personal liability under clauses (1), (3), or (5) above to the extent that Borrower lacks the legal right to direct the disbursement of the applicable funds due to an involuntary Bankruptcy Event with respect to Borrower or SPE Owner that occurs without the consent, encouragement, or active participation of Borrower, SPE Owner, Guarantor, Key Principal or any Borrower Affiliate.

(b)	Full Personal Liability (Full Recourse).

Borrower shall be personally liable to Lender for the repayment of all of the Indebtedness, and the Advances shall be fully recourse to Borrower, upon the occurrence of any of the following:

(1)           failure to comply with each of the Single Purpose requirements of:

(A)          Section 4.02(d)(1), (2), (5), (6), (13) and (17) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement; and

(B)           Section 4.02(d)(3), (4), (7)-(12), (14)-(16) and (18) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement and, pursuant to a final non-appealable court order, a court of competent jurisdiction holds or determines that such failure or combination of failures is the basis, in whole or in part, for the substantive consolidation of the assets and liabilities of Borrower, Borrower’s general partner, sole member, or managing member, or SPE Owner with the assets and liabilities of a debtor pursuant to Title 11 of the Bankruptcy Code;

(2)           a Transfer (other than a conveyance of a Mortgaged Property at a Foreclosure Event pursuant to the Security Instrument and this Master Agreement) that is not permitted under this Master Agreement or any other Loan Document;

(3)           the occurrence of any Bankruptcy Event with respect to Borrower, Borrower’s general partner, sole member, or managing member, or SPE Owner (other than an acknowledgement in writing as described in clause (b) of the definition of “Bankruptcy Event”); provided, however, in the event of an involuntary Bankruptcy Event with respect to Borrower, Borrower’s general partner, sole member, or managing member, or SPE Owner, Borrower shall only be personally liable if such involuntary Bankruptcy Event occurs with the consent, encouragement or active participation of Borrower, Guarantor, Key Principal, SPE Owner, or any Borrower Affiliate;

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(4)           fraud, written material misrepresentation, or material omission by Borrower, Guarantor, Key Principal, or any officer, director, partner, manager, member, shareholder, or trustee of Borrower, Guarantor, or Key Principal in connection with any application for or creation of the Indebtedness;

(5)           fraud, written intentional material misrepresentation or intentional material omission by Borrower, Guarantor, Key Principal, or any officer, director, partner, manager, member, shareholder, or trustee of Borrower, Guarantor, or Key Principal in connection with ongoing financial or other reporting required by the Loan Documents, or any request for action or consent by Lender; or

(6)           a Division that is not permitted under this Master Agreement or any other Loan Document.

Section 3.03        Personal Liability for Indemnity Obligations.

Borrower shall be personally and fully liable to Lender for Borrower’s indemnity obligations under Section 13.01(e) (Indemnification) of this Master Agreement, the Environmental Indemnity Agreement and any other express indemnity obligations provided by Borrower under any Loan Document. Borrower’s liability for such indemnity obligations shall not be limited by the amount of the Indebtedness, the repayment of the Indebtedness, or otherwise, provided that Borrower’s liability for such indemnities shall not include any loss caused by the gross negligence or willful misconduct of Lender as determined by a court of competent jurisdiction pursuant to a final non-appealable court order.

Section 3.04        Lender’s Right to Forego Rights Against Mortgaged Property.

To the extent that Borrower has personal liability under this Master Agreement or any other Loan Document, Lender may exercise its rights against Borrower personally to the fullest extent permitted by Applicable Law without regard to whether Lender has exercised any rights against any Mortgaged Property, the UCC Collateral, or any other security, or pursued any rights against Guarantor, or pursued any other rights available to Lender under this Master Agreement, any other Loan Document, or Applicable Law. For purposes of this Section 3.04 (Lender’s Right to Forego Rights Against Mortgaged Property) only, the term “Mortgaged Property” shall not include any funds that have been applied by Borrower as required or permitted by this Master Agreement prior to the occurrence of an Event of Default, or that Borrower was unable to apply as required or permitted by this Master Agreement because of a Bankruptcy Event with respect to Borrower. To the fullest extent permitted by Applicable Law, in any action to enforce Borrower’s personal liability under this Article 3 (Personal Liability), Borrower waives any right to set off the value of a Mortgaged Property against such personal liability.

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Section 3.05        Borrower Agency Provisions.

(a)           Each Borrower shall irrevocably designate Borrower Agent to be its agent and in such capacity to receive on behalf of Borrower all proceeds, receive all notices on behalf of Borrower under this Master Agreement, make all requests under this Master Agreement, and execute, deliver, and receive all instruments, certificates, requests, documents, amendments, writings, and further assurances now or hereafter required hereunder, on behalf of such Borrower, and hereby authorizes Lender to pay over all proceeds hereunder in accordance with the request of Borrower Agent. Each Borrower hereby acknowledges that all notices required to be delivered by Lender to any Borrower shall be delivered to Borrower Agent and thereby shall be deemed to have been received by such Borrower.

(b)           The handling of this Master Agreement as a co-borrowing facility with a Borrower Agent in the manner set forth in this Master Agreement is solely as an accommodation to each of Borrower and Guarantor and is at their mutual request and Lender acknowledges that Borrower Agent is a separate and distinct entity from Borrower and is not assuming any liability of Borrower under the Loan Documents. Lender shall not incur liability to Borrower or Guarantor as a result thereof. To induce Lender to do so and in consideration thereof, each Borrower hereby indemnifies Lender and holds Lender harmless from and against any and all liabilities, expenses, losses, damages, and claims of damage or injury asserted against Lender by any Person arising from or incurred by reason of Borrower Agent handling of the financing arrangements of Borrower as provided herein, reliance by Lender on any request or instruction from Borrower Agent or any other action taken by Lender with respect to this Section 3.05 (Borrower Agency Provisions) except due to willful misconduct or gross negligence of the indemnified party as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order.

Section 3.06         Joint and Several Obligation; Cross-Guaranty.

Notwithstanding anything contained in this Master Agreement or the other Loan Documents to the contrary (but subject to the provisions of Section 3.01 (Non-Recourse Liability; Exceptions), Section 3.02(a) (Personal Liability Based on Lender’s Loss (Partial Recourse)) and Section 3.02(b) (Full Personal Liability (Full Recourse)), the last sentence of this Section 3.06 (Joint and Several Obligation; Cross-Guaranty) and the provisions of Section 3.13 (Maximum Liability of Each Borrower), each Borrower shall have joint and several liability for the Indebtedness. Notwithstanding the intent of all of the parties to this Master Agreement that the Indebtedness of each Borrower under this Master Agreement and the other Loan Documents shall be joint and several obligations of each Borrower, each Borrower, on a joint and several basis, hereby irrevocably guarantees on a non-recourse basis, subject to the exceptions to non-recourse provisions of Section 3.01 (Non-Recourse Liability; Exceptions), Section 3.02(a) (Personal Liability Based on Lender’s Loss (Partial Recourse)) and Section 3.02(b) (Full Personal Liability (Full Recourse)), to Lender and its successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Indebtedness owed or hereafter owing to Lender by each other Borrower. Each Borrower agrees that its non-recourse guaranty obligation hereunder is an unconditional guaranty of payment and performance and not merely a guaranty of collection. The Indebtedness of each Borrower under this Master Agreement shall not be subject to any counterclaim, set-off, recoupment, deduction, cross-claim, or defense based upon any claim any Borrower may have against Lender or any other Borrower.

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Section 3.07        Waivers With Respect to Other Borrower Secured Obligation.

To the extent that a Security Instrument or any other Loan Document executed by one Borrower secures an Obligation of another Borrower (the “Other Borrower Secured Obligation”), or to the extent that a Borrower has guaranteed the debt of another Borrower pursuant to Article 3 (Personal Liability), Borrower who executed such Loan Document or guaranteed such debt (the “Waiving Borrower”) hereby agrees to the extent permitted by law, to the provisions of this Section 3.07 (Waivers With Respect to Other Borrower Secured Obligation). To the extent that any Mortgaged Properties are located in California, and to the extent permitted by law, the references to the California statutes below shall apply to this Master Agreement and any California Security Instrument securing or encumbering a Mortgaged Property located in California; otherwise the California statutes referenced below shall have no effect on this Master Agreement or any other Loan Document. All references in Article 3 (Personal Liability) to California law are only applicable if any Mortgaged Property is located in California. To the maximum extent permitted by Applicable Law:

(a)           the Waiving Borrower hereby waives any right it may now or hereafter have to require the beneficiary, assignee, or other secured party under such Loan Document, as a condition to the exercise of any remedy or other right against it thereunder or under any other Loan Document executed by the Waiving Borrower in connection with the Other Borrower Secured Obligation: (1) to proceed against any other Borrower or any other Person, or against any other collateral assigned to Lender by any Borrower or any other Person; (2) to pursue any other right or remedy in Lender’s power; (3) to give notice of the time, place, or terms of any public or private sale of real or personal property collateral assigned to Lender by any other Borrower or any other Person, or otherwise to comply with Section 9615 of the California Commercial Code (as modified or recodified from time to time) with respect to any such personal property collateral located in the State of California; or (4) to make or give (except as otherwise expressly provided in the Security Documents) any presentment, demand, protest, notice of dishonor, notice of protest, or other demand or notice of any kind in connection with the Other Borrower Secured Obligation or any collateral for the Other Borrower Secured Obligation;

(b)           the Waiving Borrower hereby waives any defense it may now or hereafter have that relates to: (1) any disability or other defense of any other Borrower or any other Person; (2) the cessation, from any cause other than full performance, of the Other Borrower Secured Obligation; (3) the application of the proceeds of the Other Borrower Secured Obligation, by any other Borrower or any other Person, for purposes other than the purposes represented to the Waiving Borrower by any other Borrower or any other Person, or otherwise intended or understood by the Waiving Borrower or any other Borrower; (4) any act or omission by Lender which directly or indirectly results in or contributes to the release of any other Borrower or any other Person or any collateral for any Other Borrower Secured Obligation; (5) the unenforceability or invalidity of any Security Document or Loan Document (other than the Security Instrument executed by the Waiving Borrower that secures the Other Borrower Secured Obligation) or guaranty with respect to any Other Borrower Secured Obligation, or the lack of perfection or continuing perfection or lack of priority of any Lien (other than the Lien of the Security Instrument executed by the Waiving Borrower that secures the Other Borrower Secured Obligation) which secures any Other Borrower Secured Obligation; (6) any failure of Lender to marshal assets in favor of the Waiving Borrower or any other Person; (7) any modification of any Other Borrower Secured Obligation, including any renewal, extension, acceleration, or increase in interest rate; (8) any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Waiving Borrower’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (9) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (10) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (11) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code; (12) any extension of credit or the grant of any lien under Section 364 of the Bankruptcy Code; (13) any use of cash collateral under Section 363 of the Bankruptcy Code; or (14) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person. The Waiving Borrower further waives any and all rights and defenses that it may have because the Other Borrower Secured Obligation is secured by real property; this means, among other things, that: (A) Lender may collect from the Waiving Borrower without first foreclosing on any real or personal property collateral pledged by any other Borrower; (B) if Lender forecloses on any real property collateral pledged by any other Borrower, then (i) the amount of the Other Borrower Secured Obligation may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (ii) Lender may foreclose on the real property encumbered by the Security Instrument executed by the Waiving Borrower and securing the Other Borrower Secured Obligation, or otherwise collect from the Waiving Borrower, even if Lender, by foreclosing on the real property collateral of any one or more of the other Borrowers, has destroyed any right the Waiving Borrower may have to collect from such other Borrowers. Subject to the last sentence of Section 3.06 (Joint and Several Obligation; Cross-Guaranty), the foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses the Waiving Borrower may have because the Other Borrower Secured Obligation is secured by real property. These rights and defenses being waived by the Waiving Borrower include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing or any other provision hereof, the Waiving Borrower further expressly waives, except as provided in Section 3.07(g) (Waivers With Respect to Other Borrower Secured Obligation) below, to the extent permitted by law any and all rights and defenses that might otherwise be available to it under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d, and 726, or any of such sections;

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(c)           the Waiving Borrower hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so the Security Instrument executed by the Waiving Borrower and securing the Other Borrower Secured Obligation shall be and remain in full force and effect even if one or more of the other Borrowers had no liability at the time of incurring the Other Borrower Secured Obligation, or thereafter ceases to be liable. The Waiving Borrower hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so the Waiving Borrower’s liability may be larger in amount and more burdensome than that of any one or more of the other Borrowers. The Waiving Borrower hereby waives the benefit of all principles or provisions of law that are or might be in conflict with the terms of any of its waivers, and agrees that the Waiving Borrower’s waivers shall not be affected by any circumstances that might otherwise constitute a legal or equitable discharge of a surety or a guarantor. The Waiving Borrower hereby waives the benefits of any right of discharge and all other rights and defenses under any and all statutes or other laws relating to guarantors or sureties, to the fullest extent permitted by law, diligence in collecting the Other Borrower Secured Obligation, presentment, demand for payment, protest, all notices with respect to the Other Borrower Secured Obligation that may be required by statute, rule of law, or otherwise to preserve Lender’s rights against the Waiving Borrower hereunder, including notice of acceptance, notice of any amendment of the Loan Documents evidencing the Other Borrower Secured Obligation, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by the other Borrower of any obligation or indebtedness and all rights to require Lender to (1) proceed against the other Borrower, (2) proceed against any general partner of the other Borrower, (3) proceed against or exhaust any collateral held by Lender to secure the Other Borrower Secured Obligation, or (4) if the other Borrower is a partnership, pursue any other remedy it may have against the other Borrower, or any general partner of the other Borrower, including any and all benefits under California Civil Code Sections 2845, 2849, and 2850;

(d)           the Waiving Borrower understands that the exercise by Lender of certain rights and remedies contained in a Security Instrument executed by any other Borrower (such as a nonjudicial foreclosure sale) may affect or eliminate the Waiving Borrower’s right of subrogation against such other Borrower and that the Waiving Borrower may therefore incur a partially or totally nonreimburseable liability. Nevertheless, the Waiving Borrower hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, that may then be available, since it is the intent and purpose of the Waiving Borrower that its waivers shall be absolute, independent and unconditional under any and all circumstances;

(e)           in accordance with Section 2856 of the California Civil Code, the Waiving Borrower also waives any right or defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the Other Borrower Secured Obligation) destroys or otherwise impairs the subrogation rights of the Waiving Borrower to any right to proceed against one or more of the other Borrowers for reimbursement by operation of Section 580d of the California Code of Civil Procedure or otherwise;

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(f)           subject to the last sentence of Section 3.06 (Joint and Several Obligation; Cross-Guaranty), in accordance with Section 2856 of the California Civil Code, the Waiving Borrower waives any and all other rights and defenses available to the Waiving Borrower by reason of Sections 2787 through 2855, inclusive, of the California Civil Code, including any and all rights or defenses the Waiving Borrower may have by reason of protection afforded to one or more of the other Borrowers with respect to the applicable Other Borrower Secured Obligation pursuant to the antideficiency or other laws of the State of California limiting or discharging such Other Borrower Secured Obligation, including Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure;

(g)           in accordance with Section 2856 of the California Civil Code and pursuant to any other Applicable Law, the Waiving Borrower agrees to withhold the exercise of any and all subrogation, contribution, and reimbursement rights against all other Borrowers, against any other Person, and against any collateral or security for the Other Borrower Secured Obligation, including any such rights pursuant to Sections 2847 and 2848 of the California Civil Code, until the Other Borrower Secured Obligation has been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of its right, title, and interest in such collateral or security;

(h)           each Borrower hereby irrevocably and unconditionally agrees that, notwithstanding Section 3.07(g) (Waivers With Respect to Other Borrower Secured Obligation) hereof, in the event, and to the extent, that its agreement and waiver set forth in Section 3.07(g) (Waivers With Respect to Other Borrower Secured Obligation) is found by a court of competent jurisdiction to be void or voidable for any reason and such Borrower has any subrogation or other rights against any other Borrower, any such claims, direct or indirect, that such Borrower may have by subrogation rights or other form of reimbursement, contribution, or indemnity, against any other Borrower or to any security or any such Borrower, shall be, and such rights, claims, and indebtedness are hereby, deferred, postponed, and fully subordinated in time and right of payment to the prior payment, performance, and satisfaction in full of the Indebtedness. Until payment and performance in full with interest (including post-petition interest in any case under any chapter of the Bankruptcy Code) of the Indebtedness, each Borrower agrees not to accept any payment or satisfaction of any kind of Indebtedness of any other Borrower in respect of any such subrogation rights arising by virtue of payments made pursuant to this Article 3 (Personal Liability), and hereby assigns such rights or indebtedness to Lender, including (1) the right to file proofs of claim and to vote thereon in connection with any case under any chapter of the Bankruptcy Code and (2) the right to vote on any plan of reorganization. In the event that any payment on account of any such subrogation rights shall be received by any Borrower in violation of the foregoing, such payment shall be held in trust for the benefit of Lender, and any amount so collected must be turned over to Lender for, at Lender’s option, application to the Indebtedness;

(i)           at any time without notice to the Waiving Borrower, and without affecting or prejudicing the right of Lender to proceed against the Collateral described in any Loan Document executed by the Waiving Borrower and securing the Other Borrower Secured Obligation, (1) the time for payment of the principal of or interest on, or the performance of, the Other Borrower Secured Obligation may be extended or the Other Borrower Secured Obligation may be renewed in whole or in part; (2) the time for any other Borrower’s performance of or compliance with any covenant or agreement contained in the Loan Documents evidencing the Other Borrower Secured Obligation, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (3) the maturity of the Other Borrower Secured Obligation may be accelerated as provided in the related Note or any other related Loan Document; (4) the related Note or any other related Loan Document may be modified or amended by Lender and the applicable other Borrower in any respect, including an increase in the principal amount; and (5) any security for the Other Borrower Secured Obligation may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Other Borrower Secured Obligation; and

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(j)           it is agreed among each Borrower and Lender that all of the foregoing waivers are of the essence of the transaction contemplated by this Master Agreement and the Loan Documents and that but for the provisions of this Article 3 (Personal Liability) and such waivers Lender would decline to enter into this Master Agreement.

Section 3.08        No Impairment.

Each Borrower agrees that the provisions of this Article 3 (Personal Liability) are for the benefit of Lender and its successors and assigns, and nothing herein contained shall impair, as between any other Borrower and Lender, the obligations of such other Borrower under the Loan Documents.

Section 3.09        Election of Remedies.

(a)           Lender, in its discretion, may (1) bring suit against any one or more Borrowers, jointly and severally, without any requirement that Lender first proceed against any other Borrower or any other Person; (2) compromise or settle with any one or more Borrowers, or any other Person, for such consideration as Lender may deem proper; (3) release one or more Borrowers, or any other Person, from liability; and (4) otherwise deal with any Borrower and any other Person, or any one or more of them, in any manner, or resort to any of the Collateral at any time held by it for performance of the Indebtedness or any other source or means of obtaining payment of the Indebtedness, and no such action shall impair the rights of Lender to collect from any Borrower any amount guaranteed by any Borrower under this Article 3 (Personal Liability).

(b)           If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its rights to enter a deficiency judgment against any Borrower or any other Person, whether because of any Applicable Law pertaining to “election of remedies” or the like, each Borrower hereby consents to such action by Lender and waives any claim based upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by Lender. Any election of remedies that results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower’s obligation to pay the full amount of the Indebtedness. In the event Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or any of the Loan Documents, Lender may bid all or less than the amount of the Indebtedness and the amount of such bid need not be paid by Lender but shall be credited against the Indebtedness. The amount of the successful bid at any such sale, whether Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Indebtedness shall be conclusively deemed to be the amount of the Indebtedness guaranteed under this Article 3 (Personal Liability), notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

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Section 3.10        Subordination of Other Obligations.

(a)           Each Borrower hereby irrevocably and unconditionally agrees that all amounts payable from time to time to such Borrower by any other Borrower pursuant to any agreement, whether secured or unsecured, whether of principal, interest, or otherwise, other than the amounts referred to in this Article 3 (Personal Liability) (collectively, the “Subordinated Obligations”), shall be and such rights, claims, and indebtedness are, hereby deferred, postponed, and fully subordinated in time and right of payment to the prior payment, performance, and satisfaction in full of the Indebtedness; provided, however, that payments may be received by any Borrower in accordance with, and only in accordance with, the provisions of Section 3.10 (Subordination of Other Obligations) hereof.

(b)           Until the Indebtedness has been finally paid in full or fully performed and all the Loan Documents have been terminated, each Borrower irrevocably and unconditionally agrees it will not ask, demand, sue for, take, or receive, directly or indirectly, by set-off, redemption, purchase, or in any other manner whatsoever, any payment with respect to, or any security or guaranty for, the whole or any part of the Subordinated Obligations, and in issuing documents, instruments, or agreements of any kind evidencing the Subordinated Obligations, each Borrower hereby agrees that it will not receive any payment of any kind on account of the Subordinated Obligations, so long as any of the Indebtedness is outstanding or any of the terms and conditions of any of the Loan Documents are in effect; provided, however, that, notwithstanding anything to the contrary contained herein, if no Potential Event of Default or Event of Default has occurred and is continuing under any of the Loan Documents, then payments may be received by such Borrower in respect of the Subordinated Obligations in accordance with the stated terms thereof. Except as aforesaid, each Borrower agrees not to accept any payment or satisfaction of any kind of indebtedness of any other Borrower in respect of the Subordinated Obligations and hereby assigns such rights or indebtedness to Lender, including the right to file proofs of claim and to vote thereon in connection with any case under any chapter of the Bankruptcy Code, including the right to vote on any plan of reorganization. In the event that any payment on account of Subordinated Obligations shall be received by any Borrower in violation of the foregoing, such payment shall be held in trust for the benefit of Lender, and any amount so collected shall be turned over to Lender upon demand.

Section 3.11        Insolvency and Liability of Other Borrower.

So long as any of the Indebtedness is Outstanding, if a petition under any chapter of the Bankruptcy Code is filed by or against any Borrower (the “Subject Borrower”), each other Borrower (each, an “Other Borrower”) agrees to file all claims against the Subject Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by the Subject Borrower and to assign to Lender all rights thereunder up to the amount of such indebtedness. In all such cases, the Person or Persons authorized to pay such claims shall pay to Lender the full amount thereof and Lender agrees to pay such Other Borrower any amounts received in excess of the amount necessary to pay the Indebtedness. Each Other Borrower hereby assigns to Lender all of such Other Borrower’s rights to all such payments to which such Other Borrower would otherwise be entitled but not to exceed the full amount of the Indebtedness. In the event that, notwithstanding the foregoing, any such payment shall be received by any Other Borrower before the Indebtedness shall have been finally paid in full, such payment shall be held in trust for the benefit of and shall be paid over to Lender upon demand. Furthermore, notwithstanding the foregoing, the liability of each Borrower hereunder shall in no way be affected by:

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(a)           the release or discharge of any Other Borrower in any creditors’ receivership, bankruptcy, or other proceedings; or

(b)           the impairment, limitation, or modification of the liability of any Other Borrower or the estate of any Other Borrower in bankruptcy resulting from the operation of any present or future provisions of any chapter of the Bankruptcy Code or other statute or from the decision in any court.

Section 3.12        Preferences, Fraudulent Conveyances, Etc.

If Lender is required to refund, or voluntarily refunds, any payment received from any Borrower because such payment is or may be avoided, invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff, or a diversion of trust funds under the Insolvency Laws or for any similar reason, including any judgment, order, or decree of any court or administrative body having jurisdiction over any Borrower or any of its property, or upon or as a result of the appointment of a receiver, intervenor, custodian, or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, or any statement or compromise of any claim effected by Lender with any Borrower or any other claimant (a “Rescinded Payment”), then each Other Borrower’s liability to Lender shall continue in full force and effect, or each Other Borrower’s liability to Lender shall be reinstated and renewed, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Lender, notwithstanding the cancellation or termination of any of the Loan Documents, and regardless of whether Lender contested the order requiring the return of such payment. In addition, each Other Borrower shall pay, or reimburse Lender for, all expenses (including all reasonable attorneys’ fees, court costs, and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Indebtedness must be refunded. The provisions of this Section 3.12 (Preferences, Fraudulent Conveyances, Etc.) shall survive the termination of the Loan Documents and any satisfaction and discharge of any Borrower by virtue of any payment, court order, or any federal or state law.

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Section 3.13         Maximum Liability of Each Borrower.

Notwithstanding anything contained in this Master Agreement or any other Loan Document to the contrary, if the obligations of any Borrower under this Master Agreement or any of the other Loan Documents or any Security Instruments granted by any Borrower are determined to exceed the reasonably equivalent value received by such Borrower in exchange for such obligations or grant of such Security Instruments under any Fraudulent Transfer Law (as hereinafter defined), then the liability of such Borrower shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations under this Master Agreement or all the other Loan Documents subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Borrower in respect of Indebtedness to any other Borrower or any other Person that is an affiliate of the other Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Borrower in respect of the Indebtedness) and after giving effect (as assets) to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification, or contribution of such Borrower pursuant to Applicable Law or pursuant to the terms of any agreement including the Contribution Agreement.

Section 3.14         Liability Cumulative.

The liability of each Borrower under this Article 3 (Personal Liability) is in addition to and shall be cumulative with all liabilities of such Borrower to Lender under this Master Agreement and all the other Loan Documents to which such Borrower is a party or in respect of any Indebtedness of any other Borrower.

Article 4
BORROWER STATUS

Section 4.01         Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 4.01 (Borrower Status– Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)	Due Organization and Qualification; Organizational Agreements.

(1)            Each Borrower is validly existing and qualified to transact business and is in good standing in (A) the state in which it is formed or organized, (B) the Property Jurisdiction and (C) each other jurisdiction that qualification or good standing is required according to Applicable Law to conduct its business with respect to the Mortgaged Property, in each case, where the failure to be so qualified or in good standing would adversely affect Borrower’s operation of its Mortgaged Property or the validity, enforceability or the ability of Borrower to perform its obligations under this Master Agreement or any other Loan Document. The managing member, sole member, non-member manager, or general partner of Borrower, as applicable, is validly existing and qualified to transact business and is in good standing in the state in which it is organized and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business.

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(2)            Borrower’s Organizational Documents prohibit a Division of Borrower.

(3)            True, correct and complete Organizational Documents of each Borrower Entity and each Identified Party have been delivered to Lender prior to each Effective Date. The Ownership Interests Schedule attached hereto sets forth:

(A)            the direct owners of Borrower and their respective interests;

(B)             the indirect owners (and any non-member managers) of Borrower that Control Borrower and their respective interests (excluding any Publicly-Held Corporations, Publicly-Held Trusts, or Publicly-Held Class A Interests); and

(C)             the indirect owners of Borrower that hold twenty-five percent (25%) or more of the Ownership Interests in Borrower and their respective interests (excluding any Publicly-Held Corporations, Publicly-Held Trusts or Publicly-Held Class A Interests).

(4)            The Organizational Documents of Borrower and SPE Owner, if any, require Borrower and SPE Owner, if any, to comply with the SPE Requirements and the provisions of Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement.

(5)            All Borrowers are under common Control.

(6)            One hundred percent (100%) of the beneficial owners (controlling and non-controlling) of all Borrowers are identical and have an economic benefit and/or right to cash flows attributable to each Mortgaged Property and each other Borrower (provided that the percentage of ownership held by such beneficial owners may vary across each Borrower) (“Identical Beneficial Ownership”).

(b)	Location.

Borrower’s General Business Address is Borrower’s principal place of business and principal office. Guarantor’s General Business Address is Guarantor’s principal place of business and principal office. Key Principal’s General Business Address is Key Principal’s principal place of business and principal office.

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(c)	Power and Authority.

Each Borrower has the requisite power and authority:

(1)            to own its Mortgaged Property and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of its obligations under this Master Agreement and under the other Loan Documents to which it is a party; and

(2)            to execute and deliver this Master Agreement and the other Loan Documents to which it is a party, and to carry out the transactions contemplated by this Master Agreement and the other Loan Documents to which it is a party.

(d)	Due Authorization.

The execution, delivery, and performance of this Master Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action and proceedings by or on behalf of Borrower, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Borrower as a condition to the valid execution, delivery, and performance by Borrower of this Master Agreement or any of the other Loan Documents to which it is a party, except filings required to perfect and maintain the liens to be granted under the Loan Documents and routine filings to maintain good standing and its existence.

(e)	Valid and Binding Obligations.

This Master Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by Borrower and constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable Insolvency Laws or by the exercise of discretion by any court.

(f)	Effect of Master Agreement on Financial Condition.

Borrower, Borrower’s general partner or sole member, and any SPE Owner will not be rendered Insolvent by the transactions contemplated by the provisions of this Master Agreement and the other Loan Documents. Borrower has sufficient working capital, including proceeds from the Advances, cash flow from the Mortgaged Properties, or other sources, not only to adequately maintain the Mortgaged Properties, but also to pay all of Borrower’s outstanding debts as they come due, including all Debt Service Amounts, exclusive of Borrower’s ability to refinance or pay in full any Advance on its Maturity Date. In connection with the execution and delivery of this Master Agreement, the Security Instruments and the other Loan Documents (and the delivery to, or for the benefit of, Lender of any collateral contemplated thereunder), and the incurrence by Borrower of the obligations under this Master Agreement and the other Loan Documents, Borrower did not receive less than reasonably equivalent value in exchange for the incurrence of the obligations of Borrower under this Master Agreement and the other Loan Documents.

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(g)	Economic Sanctions, Anti-Money Laundering, and Anti-Corruption.

(1)            No Borrower Entity, or to Borrower’s knowledge, any Identified Party, or any Person Controlled by Borrower Entity that also has a direct or indirect Ownership Interest in any Borrower Entity, is in violation of any applicable civil or criminal laws or regulations, including those requiring internal controls, intended to prohibit, prevent, or regulate money laundering, drug trafficking, terrorism, or corruption, of the United States and the jurisdiction where the Mortgaged Property is located or where the Person resides, is domiciled, or has its principal place of business.

(2)            No Borrower Entity, or to Borrower’s knowledge, any Identified Party, or any Person Controlled by Borrower Entity that also has a direct or indirect Ownership Interest in any Borrower Entity, is a Person:

(A)            against whom proceedings are pending for any alleged violation of any laws described in Section 4.01(g)(1) (Borrower Status– Representations and Warranties – Economic Sanctions, Anti-Money Laundering, and Anti-Corruption);

(B)             that has been convicted of any violation of, has been subject to civil penalties or Economic Sanctions pursuant to, or had any of its property seized or forfeited under, any laws described in Section 4.01(g)(1) (Borrower Status– Representations and Warranties – Economic Sanctions, Anti-Money Laundering, and Anti-Corruption);

(C)             with whom any United States Person, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories, is prohibited from transacting business of the type contemplated by this Master Agreement and the other Loan Documents under any other Applicable Law; or

(D)             that is deemed a Sanctioned Person.

(3)            Each Borrower Entity is in compliance with all applicable Economic Sanctions.

(h)	Single Purpose Status.

Each Borrower and SPE Owner at all times since its formation:

(1)            has not acquired, held, owned, leased, developed, or improved, and does not own or lease any real property, personal property, or assets other than the Mortgaged Property or, for any SPE Owner, equity interests in a Person that owns the Mortgaged Property;

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(2)            has not acquired or owned and does not own, operate, or participate in any business other than the leasing, ownership, management, operation, and maintenance of the Mortgaged Property or, for any SPE Owner, equity interests in a Person that owns the Mortgaged Property;

(3)            has no material financial obligation under or secured by any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, or other agreement or instrument to which Borrower is a party, or by which Borrower is otherwise bound, or to which the Mortgaged Property is subject or by which it is otherwise encumbered, other than:

(A)            unsecured trade payables incurred in the ordinary course of the operation of the Mortgaged Property (exclusive of amounts for rehabilitation, restoration, repairs, or replacements of the Mortgaged Property) that (i) are not evidenced by a promissory note, (ii) are payable within sixty (60) days of the date incurred, and (iii) as of the Effective Date such Mortgaged Property is added to the Collateral Pool, do not exceed the lesser of (x) four percent (4%) of the Allocable Facility Amount for such Mortgaged Property and (y) in the aggregate, when added to unsecured trade payables for all other Mortgaged Properties in the Collateral Pool, four percent (4%) of the principal balance of the Advances Outstanding;

(B)             if the Security Instrument grants a lien on a leasehold estate, Borrower’s obligations as lessee under the ground lease creating such leasehold estate;

(C)             obligations under the Loan Documents and obligations secured by the Mortgaged Property to the extent permitted by the Loan Documents; and

(D)             obligations under the Permitted Encumbrances;

(4)            has maintained its financial statements, accounting records, and other partnership, real estate investment trust, limited liability company, or corporate documents, as the case may be, separate from those of any other Person and has not listed its assets on the financial statement of any other Person (unless Borrower’s assets have been included in a consolidated financial statement prepared in accordance with generally accepted accounting principles);

(5)            has not commingled its assets or funds with those of any other Person, and has held all its assets or funds under its own name, unless such assets or funds can easily be segregated and identified in the ordinary course of business and in such a manner that it will not be costly or difficult to segregate, ascertain, or identify its individual assets from those of any other Person;

(6)            has been adequately capitalized in light of its contemplated business operations;

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(7)            has not assumed, guaranteed, or become obligated for the liabilities or obligations of any other Person or pledged its assets for the benefit of any other Person (except in connection with this Master Agreement or other mortgage loans that have been paid in full or collaterally assigned to Lender, including in connection with any Consolidation, Extension and Modification Agreement (for Mortgaged Properties in New York) or similar instrument), or held out its credit as being available to satisfy the obligations of any other Person;

(8)            has not made loans or advances to any other Person;

(9)            has not entered into and is not a party to any transaction with any Borrower Affiliate, except in the ordinary course of business and on terms which are no more favorable to such Borrower Affiliate than would be obtained in a comparable arm’s-length transaction with an unrelated third party;

(10)          has not acquired obligations or securities of any other Person;

(11)          has paid its own liabilities, including the salaries of its own employees, if any, from its own funds and maintained a sufficient number of employees in light of its contemplated business operations;

(12)          has not failed to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or failed to correct any known misunderstanding regarding its separate identity;

(13)          has allocated fairly and reasonably any overhead for shared expenses;

(14)          has maintained its existence as an entity duly organized, validly existing, and in good standing (if applicable) under the laws of the jurisdiction of its formation or organization and has done all things necessary to observe organizational formalities;

(15)          has not, other than SPE Owner’s Ownership Interest in Borrower, owned any subsidiary or made any investment in, any Person without the prior written consent of Lender;

(16)          without the prior written consent of Lender or unless otherwise required or permitted by a Cap Security Agreement, has not entered into or guaranteed, provided security for, or otherwise undertaken any form of contingent obligation with respect to any Hedging Arrangement; and

(17)          has not sought and has no plans to Divide at any time during the Term of this Master Agreement.

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(i)	No Bankruptcies or Judgments.

None of Borrower, Borrower’s general partner, managing member, or sole member, any SPE Owner, Guarantor, or Key Principal, or to Borrower’s knowledge, any other Identified Party is currently:

(1)            the subject of or a party to any completed or pending bankruptcy, reorganization, including any receivership or other insolvency proceeding;

(2)            preparing or intending to be the subject of a Bankruptcy Event;

(3)            the subject of any judgment unsatisfied of record or docketed in any court; or

(4)            Insolvent.

(j)	No Actions or Litigation.

(1)            Other than residential eviction actions in the ordinary course of business, there are no claims, actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending against or, to Borrower’s knowledge, threatened against or affecting Borrower or any Mortgaged Property not otherwise covered by insurance (except claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, equal opportunity, or any tenant opportunity to purchase act applicable to and affecting any Mortgaged Property, which shall always be disclosed); and

(2)            there are no claims, actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending or, to Borrower’s knowledge, threatened against or affecting Guarantor or Key Principal, which claims, actions, suits, or proceedings, if adversely determined (individually or in the aggregate) reasonably would be expected to have a Material Adverse Effect on the financial condition or business of Borrower, Guarantor, or Key Principal or the condition, operation, or ownership of the Mortgaged Property (except claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be deemed material).

(k)	Payment of Taxes, Assessments, and Other Charges.

Borrower confirms that:

(1)            it has filed all federal, state, county, and municipal tax returns and reports required to have been filed by Borrower;

(2)            it has paid, before any fine, penalty interest, lien, or costs may be added thereto, all taxes, governmental charges, and assessments due and payable with respect to such returns and reports;

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(3)            there is no controversy or objection pending, or to the knowledge of Borrower, threatened in respect of any tax returns of Borrower; and

(4)            it has made adequate reserves on its books and records for all taxes that have accrued but which are not yet due and payable.

(l)	Not a Foreign Person.

Borrower is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

(m)	ERISA.

Borrower represents and warrants that:

(1)            Borrower is not an Employee Benefit Plan;

(2)            no asset of Borrower constitutes “plan assets” (within the meaning of Section 3(42) of ERISA and Department of Labor Regulation Section 2510.3 101) of an Employee Benefit Plan;

(3)            no asset of Borrower is subject to any laws of any Governmental Authority governing the assets of an Employee Benefit Plan; and

(4)            neither Borrower nor any ERISA Affiliate is subject to any obligation or liability with respect to any ERISA Plan.

(n)	Default Under Other Obligations.

(1)            The execution, delivery, and performance of the obligations imposed on Borrower under this Master Agreement and the Loan Documents to which it is a party will not cause Borrower to be in default under the provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound.

(2)            There are no defaults by Borrower or, to the knowledge of Borrower, by any other Person under any contract to which Borrower is a party, including any management, rental, service, supply, security, maintenance or similar contract, other than defaults which do not have, and are not reasonably expected to have, a Material Adverse Effect. No Borrower Entity is in default under any obligation to Lender.

(o)	Prohibited Person.

No Borrower Entity is a Prohibited Person. To Borrower’s knowledge, none of the following is a Prohibited Person:

(1)            any Person Controlling any Borrower Entity; or

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(2)            any Person Controlled by and having a direct or indirect Ownership Interest in any Borrower Entity.

(p)	No Contravention.

None of the (1) execution and delivery of this Master Agreement and the other Loan Documents to which Borrower is a party, (2) fulfillment of or compliance with the terms and conditions of this Master Agreement and the other Loan Documents to which Borrower is a party, or (3) performance of the obligations of Borrower under this Master Agreement and the other Loan Documents:

(A)            does or will conflict with or result in any breach or violation of, or constitute a default under, any of the terms, conditions or provisions of Borrower’s Organizational Documents, any indenture, existing agreement or other instrument to which Borrower is a party or to which Borrower, the Mortgaged Properties or any other portion of the Collateral or other assets of Borrower are subject; or

(B)             does or will require the consent or approval of any creditor of Borrower, any Governmental Authority or any other Person except such consents or approvals which have already been obtained.

(q)	Lockbox Arrangement.

Borrower is not party to any type of lockbox agreement or similar cash management arrangement that has not been approved by Lender in writing, and no direct or indirect owner of Borrower is party to any type of lockbox agreement or similar cash management arrangement with respect to Rents or other income from the Mortgaged Property that has not been approved by Lender in writing.

(r)	No Reliance; Investor Consent.

Borrower acknowledges, represents, and warrants that it understands the nature and structure of the transactions contemplated by this Master Agreement and the other Loan Documents to which Borrower is a party (including the joint and several liability of each Borrower for the Indebtedness (subject to the terms of Article 3 (Personal Liability)), and the cross-collateralization and cross-default provisions in the Loan Documents); that it is familiar with the provisions of all of the documents and instruments relating to such transactions; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Mortgaged Properties; with respect to the joint and several liability of each Borrower for the Indebtedness and the cross-collateralization and cross-default provisions in the Loan Documents, that it has obtained all consents required pursuant to the Organizational Documents of each Borrower Entity and Identified Party and any direct and indirect owners thereof; and that it has not relied on Lender, Fannie Mae or their counsel for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Master Agreement or any other Loan Document to which Borrower is a party or otherwise relied on Lender, Fannie Mae or their counsel in any manner in connection with interpreting, entering into or otherwise in connection with this Master Agreement, any other Loan Document or any of the matters contemplated hereby or thereby.

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(s)	Investment Company Act.

Borrower is not (1) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; (2) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Energy Policy Act of 2005, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

Section 4.02         Covenants.

(a)	Maintenance of Existence; Organizational Documents.

(1)            Each of Borrower, its general partner, sole member, non-member manager, or managing member (as applicable), SPE Owner, Guarantor and Key Principal shall maintain its existence, its entity status, franchises, rights, and privileges under the laws of the state of its formation or organization (as applicable). Borrower shall continue to be duly qualified and in good standing to transact business in each jurisdiction in which qualification or standing is required according to Applicable Law to conduct its business with respect to its Mortgaged Property and where the failure to do so would adversely affect Borrower’s operation of its Mortgaged Property or the validity, enforceability, or the ability of Borrower to perform its obligations under this Master Agreement or any other Loan Document. Neither Borrower nor any partner, member, manager, officer, or director of Borrower shall:

(A)            make or allow any material change to the Organizational Documents or organizational structure of Borrower, including changes relating to the Control of Borrower or changes that could lead to noncompliance with the SPE Requirements or the provisions of Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status), or

(B)             file any action, complaint, petition, or other claim to:

(i)             divide, partition, or otherwise compel the sale of any Mortgaged Property, or

(ii)            otherwise change the Control of Borrower.

(2)            All Borrowers shall remain under common Control and shall have Identical Beneficial Ownership.

(3)            [Intentionally Deleted.]

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(b)	Economic Sanctions, Anti-Money Laundering, and Anti-Corruption.

(1)            Each Borrower Entity, any Identified Party, or any Person Controlled by Borrower Entity that also has a direct or indirect Ownership Interest in any Borrower Entity shall remain in compliance with any applicable civil or criminal laws or regulations (including those requiring internal controls) intended to prohibit, prevent, or regulate money laundering, drug trafficking, terrorism, or corruption, of the United States and the jurisdiction where the Mortgaged Property is located or where the Person resides, is domiciled, or has its principal place of business.

(2)            At no time shall any Borrower Entity or any Identified Party, or any Person Controlled by Borrower Entity that also has a direct or indirect Ownership Interest in any Borrower Entity, be a Person:

(A)            against whom proceedings are pending for any alleged violation of any laws described in Section 4.02(b)(1) (Borrower Status – Covenants – Economic Sanctions, Anti-Money Laundering, and Anti-Corruption);

(B)             that has been convicted of any violation of, has been subject to civil penalties or Economic Sanctions pursuant to, or had any of its property seized or forfeited under, any laws described in Section 4.02(b)(1) (Borrower Status – Covenants – Economic Sanctions, Anti-Money Laundering, and Anti-Corruption);

(C)             with whom any United States Person, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories, is prohibited from transacting business of the type contemplated by this Master Agreement and the other Loan Documents under any other Applicable Law; or

(D)             that is deemed a Sanctioned Person.

(3)            Borrower, Guarantor, and Key Principal shall at all times remain in compliance with any applicable Economic Sanctions.

(c)	Payment of Taxes, Assessments, and Other Charges.

Borrower shall file all federal, state, county, and municipal tax returns and reports required to be filed by Borrower and shall pay, before any fine, penalty interest, or cost may be added thereto, all taxes payable with respect to such returns and reports.

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(d)	Single Purpose Status.

Until the Indebtedness is fully paid (or Borrower is otherwise Released from this Master Agreement), Borrower and SPE Owner:

(1)            shall not acquire, hold, develop, lease, or improve any real property, personal property, or assets other than (A) the Mortgaged Property or (B) for any SPE Owner, equity interests in a Person that owns the Mortgaged Property;

(2)            shall not acquire, own, operate, or participate in any business other than the leasing, ownership, management, operation, and maintenance of the Mortgaged Property or, for any SPE Owner, equity interests in a Person that owns the Mortgaged Property;

(3)            shall not commingle its assets or funds with those of any other Person, unless such assets or funds can easily be segregated and identified in the ordinary course of business from those of any other Person;

(4)            shall maintain its financial statements, accounting records, and other partnership, real estate investment trust, limited liability company, or corporate documents, as the case may be, separate from those of any other Person (unless Borrower’s assets are included in a consolidated financial statement prepared in accordance with generally accepted accounting principles);

(5)            shall have no material financial obligation under any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, or other agreement or instrument to which Borrower is a party or by which Borrower is otherwise bound, or to which the Mortgaged Property is subject or by which it is otherwise encumbered, other than:

(A)            unsecured trade payables incurred in the ordinary course of the operation of the Mortgaged Property (exclusive of amounts (i) to be paid out of the Replacement Reserve Account or Repairs Escrow Account, or (ii) for rehabilitation, restoration, repairs, or replacements of the Mortgaged Property or otherwise approved by Lender) so long as such trade payables (1) are not evidenced by a promissory note, (2) are payable within sixty (60) days of the date incurred, and (3) as of any date, do not exceed the lesser of (x) four percent (4%) of the Allocable Facility Amount for such Mortgaged Property and (y) in the aggregate, when added to unsecured trade payables for all other Mortgaged Properties in the Collateral Pool, two percent (2%) of the principal balance of the Advances Outstanding; provided however that the aggregate amount of otherwise compliant outstanding trade payables may exceed two percent (2%) up to an aggregate amount of four percent (4%) of the principal balance of the Advances Outstanding for a period beginning on and after the Effective Date such Mortgaged Property was added to the Collateral Pool, not to exceed ninety (90) consecutive days;

(B)             if the Security Instrument grants a lien on a leasehold estate, Borrower’s obligations as lessee under the ground lease creating such leasehold estate;

(C)             obligations under the Loan Documents and obligations secured by the Mortgaged Property to the extent permitted by the Loan Documents; and

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(D)            obligations under the Permitted Encumbrances;

(6)            shall not assume, guaranty, or become obligated for the liabilities or obligations of any other Person, or pledge its assets for the benefit of any other Person (except in connection with this Master Agreement or other mortgage loans that have been paid in full or collaterally assigned to Lender, including in connection with any Consolidation, Extension and Modification Agreement (for Mortgaged Properties in New York) or similar instrument) or hold out its credit as being available to satisfy the obligations of any other Person;

(7)            shall not make loans or advances to any other Person;

(8)            shall not enter into or become a party to, any transaction with any Borrower Affiliate, except in the ordinary course of business and on terms which are no more favorable to such Borrower Affiliate than would be obtained in a comparable arm’s-length transaction with an unrelated third party;

(9)            shall not acquire obligations or securities of any other Person;

(10)          shall pay (or shall cause Property Manager on behalf of Borrower from Borrower’s own funds to pay) its own liabilities, including the salaries of its own employees, if any, from its own funds and maintain a sufficient number of employees in light of its contemplated business operations;

(11)          shall not fail to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or fail to correct any known misunderstanding regarding its separate identity;

(12)          shall allocate fairly and reasonably any overhead for shared expenses;

(13)          shall maintain its existence as an entity duly organized and validly existing, under the laws of the jurisdiction of its formation or organization;

(14)          shall be in good standing (if applicable) under the laws of the jurisdiction of its formation or organization;

(15)          shall not, other than SPE Owner’s Ownership Interest in Borrower, own any subsidiary or make any investment in, any Person without the prior written consent of Lender;

(16)          without the prior written consent of Lender or unless otherwise required or permitted by a Cap Security Agreement, shall not enter into or guarantee, provide security for, or otherwise undertake any form of contingent obligation with respect to any Hedging Arrangement;

(17)          shall not Divide; and

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(18)          (A) if a limited liability company Borrower or any limited liability company SPE Owner has only one member as of the Effective Date the applicable Borrower becomes party to this Master Agreement, any such Borrower and any such SPE Owner shall maintain Organizational Documents that provide that upon the occurrence of any event that causes its sole member to cease to be a member while the Advances are Outstanding, (i) at least one of two special members (if such special members are natural persons) or the sole special member (if such special member is an entity) will automatically be admitted as the sole member of such Borrower and/or such SPE Owner, as applicable, and (ii) such admittance will preserve and continue the existence of such Borrower and any such SPE Owner without dissolution, and (B) if a limited liability company Borrower or any limited liability company SPE Owner has two or more members as of the Effective Date the applicable Borrower becomes party to this Master Agreement, Borrower and any such SPE Owner shall maintain at least two members at all times and at no time shall become a single-member limited liability company.

(e)	ERISA.

Borrower covenants that:

(1)            no asset of Borrower shall constitute “plan assets” (within the meaning of Section 3(42) of ERISA and Department of Labor Regulation Section 2510.3 101) of an Employee Benefit Plan;

(2)            no asset of Borrower shall be subject to the laws of any Governmental Authority governing the assets of an Employee Benefit Plan; and

(3)            neither Borrower nor any ERISA Affiliate shall incur any obligation or liability with respect to any ERISA Plan.

(f)	Notice of Litigation or Insolvency.

Borrower shall give immediate written notice to Lender of any claims, actions, suits, or proceedings at law or in equity (including any insolvency, bankruptcy, or receivership proceeding) by or before any Governmental Authority pending or, to Borrower’s knowledge, threatened against or affecting any Borrower Entity or Identified Party or the Mortgaged Property, which claims, actions, suits or proceedings, if adversely determined reasonably would be expected to have a Material Adverse Effect on the financial condition or business of any Borrower Entity or Identified Party or the condition, operation, or ownership of the Mortgaged Property (including any claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, equal opportunity, or any tenant opportunity to purchase act applicable to and affecting any Mortgaged Property, which shall always be deemed material).

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(g)	Payment of Costs, Fees, and Expenses.

In addition to the payments specified in this Master Agreement, Borrower shall pay, on demand, all of Lender’s and Fannie Mae’s out-of-pocket fees, costs, charges, or expenses (including the reasonable fees and expenses of attorneys, accountants, and other experts) incurred by Lender and Fannie Mae in connection with:

(1)            any amendment to, consent, or waiver required under, or Request made pursuant to, this Master Agreement or any of the Loan Documents (whether or not any such amendment, consent, waiver, or Request is entered into);

(2)            defending or participating in any litigation arising from actions by third parties and brought against or involving Lender with respect to:

(A)            any Mortgaged Property;

(B)             any event, act, condition, or circumstance in connection with any Mortgaged Property; or

(C)             the relationship between or among Lender, Fannie Mae, Borrower, Key Principal, and Guarantor in connection with this Master Agreement or any of the transactions contemplated by this Master Agreement;

(3)            the administration or enforcement of, or preservation of rights or remedies under, this Master Agreement or any other Loan Documents including or in connection with any litigation or appeals, any Foreclosure Event or other disposition of any collateral granted pursuant to the Loan Documents; and

(4)            any Bankruptcy Event of any Borrower, Borrower’s general partner, sole member, or managing member, SPE Owner, or Guarantor.

(h)	Restrictions on Distributions.

No distributions or dividends of any nature with respect to Rents or other income from the Mortgaged Property shall be made to any Person having a direct Ownership Interest in Borrower or SPE Owner if, at the time of such distribution, (1) Borrower has knowledge that after such distribution it will be unable to make monetary payments as and when such payments become due and payable, (2) an Event of Default has occurred and is continuing, or (3) a Bankruptcy Event has occurred with respect to any Borrower Entity or any Person having a direct Ownership Interest in any Borrower Entity.

(i)	Lockbox Arrangement.

Borrower shall not enter into any type of lockbox agreement or similar cash management arrangement that has not been approved by Lender in writing, and no direct or indirect owner of Borrower shall enter into any type of lockbox agreement or similar cash management arrangement with respect to Rents or other income from the Mortgaged Property that has not been approved by Lender in writing. Lender’s approval of any such cash management arrangement may be conditioned upon requiring Borrower to enter into a lockbox agreement or similar cash management arrangement with Lender in form and substance acceptable to Lender with regard to Rents and other income from the Mortgaged Property.

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(j)	Confidentiality of Certain Information.

Borrower shall not disclose, and shall not permit to be disclosed, any terms, conditions, underwriting requirements, or underwriting procedures of this Master Agreement or any of the Loan Documents; provided, however, that such information may be disclosed (1) as required by law or pursuant to GAAP, (2) to officers, directors, employees, agents, partners, attorneys, accountants, engineers, and other consultants of such Borrower Entity or Identified Party who need to know such information, provided such Persons are instructed to treat such information confidentially, (3) to any regulatory authority having jurisdiction over such Borrower Entity or Identified Party, (4) in connection with any filings with the Securities and Exchange Commission or other Governmental Authorities, or (5) to any other Person to which such delivery or disclosure may be necessary or appropriate (A) in compliance with any law, rule, regulation, or order applicable to such Borrower Entity or Identified Party, or (B) in response to any subpoena or other legal process or information investigative demand.

Article 5
THE ADVANCES

Section 5.01         Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 5.01 (The Advances – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)	Receipt and Review of Loan Documents.

Borrower has received and reviewed this Master Agreement and all of the other Loan Documents.

(b)	No Default.

No default exists under any of the Loan Documents.

(c)	No Defenses.

The Loan Documents are not currently subject to any right of rescission, set-off, counterclaim, or defense by either Borrower or Guarantor, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable (subject to principles of equity and bankruptcy, Insolvency Laws, and other laws generally affecting creditors’ rights and the enforcement of debtors’ obligations), and neither Borrower nor Guarantor has asserted any right of rescission, set-off, counterclaim, or defense with respect thereto.

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(d)	Loan Document Taxes.

All mortgage, mortgage recording, stamp, intangible, or any other similar taxes required to be paid by any Person under Applicable Law currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection, or enforcement of any of the Loan Documents, including the Security Instrument, have been paid or will be paid in the ordinary course of the closing of any Advance.

Section 5.02          Covenants.

(a)	Ratification of Covenants; Estoppels; Certifications.

Borrower shall:

(1)            promptly notify Lender in writing upon any violation of any covenant set forth in any Loan Document of which Borrower has notice or knowledge; provided, however, any such written notice by Borrower to Lender shall not relieve Borrower of, or result in a waiver of, any obligation under this Master Agreement or any other Loan Document; and

(2)            within ten (10) Business Days after a request from Lender, provide a written statement, signed and acknowledged by Borrower, certifying to Lender or any Person designated by Lender, as of the date of such statement:

(A)            that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications);

(B)             the unpaid principal balance of the Advances Outstanding;

(C)             the date to which interest on the Advances Outstanding has been paid;

(D)             that Borrower is not in default in paying the Advances Outstanding or in performing or observing any of the covenants or agreements contained in this Master Agreement or any of the other Loan Documents (or, if Borrower is in default, describing such default in reasonable detail);

(E)              whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and

(F)              any additional facts reasonably requested in writing by Lender.

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Article 5	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)	Further Assurances.

(1)           Other Documents As Lender May Require.

Within ten (10) Business Days after request by Lender, Borrower shall, subject to Section 5.02(d) (Limitations on Further Acts of Borrower) below, execute, acknowledge, deliver, and, if necessary, file or record, at its cost and expense, all further acts, deeds, conveyances, assignments, financing statements, transfers, documents, agreements, assurances, and such other instruments as Lender may reasonably require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Master Agreement and the other Loan Documents and take such further action as Lender from time to time may reasonably request as reasonably necessary, desirable, or proper to carry out more effectively the purposes of this Master Agreement or any of the other Loan Documents.

(2)           Corrective Actions.

Within ten (10) Business Days after request by Lender, Borrower shall provide, or cause to be provided, to Lender, at Borrower’s cost and expense, such further documentation or information reasonably deemed necessary or appropriate by Lender in the exercise of its rights under the related commitment letter between Borrower and Lender or to correct patent mistakes in the Loan Documents, the Title Policy, or the funding of the Advances.

(3)           Compliance with Investor Requirements.

Without limiting the generality of subsections (1) and (2) above, Borrower shall, subject to Section 5.02(d) (Limitations on Further Acts of Borrower) below, take all reasonable actions necessary to comply with the requirements of Lender to enable Lender to sell any MBS backed by an Advance or create or maintain the expected federal income tax treatment of any MBS trust that directly or indirectly holds an Advance and issues MBS as a Fixed Investment Trust or REMIC, as the case may be, within the meaning of the Treasury Regulations.

(c)	Sale of Advances.

Borrower shall, subject to Section 5.02(d) (Limitations on Further Acts of Borrower) below:

(1)            comply with the reasonable requirements of Lender or any Investor or provide, or cause to be provided, to Lender or any Investor within ten (10) Business Days after the request, at Borrower’s cost and expense, such further documentation or information as Lender or Investor may reasonably require in order to:

(A)            enable Lender to sell the Advance or participation interests therein to such Investor;

(B)             enable Lender to obtain a refund of any commitment fee from any such Investor;

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(C)             enable any such Investor to further sell or securitize the Advance; or

(D)             create or maintain the expected federal income tax treatment of any MBS trust that directly or indirectly holds an Advance and issues MBS as a Fixed Investment Trust or REMIC, as the case may be, within the meaning of the Treasury Regulations.

(2)            ratify and affirm in writing the representations and warranties set forth in any Loan Document as of such date specified by Lender modified as necessary to reflect changes that have occurred subsequent to the Effective Date;

(3)            confirm that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Master Agreement or any of the other Loan Documents (or, if Borrower is in default, describing such default in reasonable detail); and

(4)            execute and deliver to Lender and/or any Investor such other documentation, including any amendments, corrections, deletions, or additions to this Master Agreement or other Loan Document(s) as is reasonably required by Lender or such Investor.

(d)	Limitations on Further Acts of Borrower.

Nothing in Section 5.02(b) (Further Assurances) or Section 5.02(c) (Sale of Advances) shall require Borrower to do any further act that has the effect of changing the economic terms determined upon rate lock, imposing on Borrower or Guarantor greater personal liability determined upon rate lock, or materially changing the rights and obligations of Borrower or Guarantor under the Loan Documents, except as may be required to correct patent mistakes or defects.

(e)	Financing Statements; Record Searches.

(1)            Borrower shall pay all costs and expenses associated with:

(A)            any filing or recording of any financing statements, including all continuation statements, termination statements, and amendments or any other filings related to security interests in or liens on collateral; and

(B)             any record searches for financing statements that Lender may require.

(2)            Borrower hereby authorizes Lender to file any financing statements, continuation statements, termination statements, and amendments (including an “all assets” or “all personal property” collateral description or words of similar import) in form and substance as Lender may require in order to protect and preserve Lender’s lien priority and security interest in any Mortgaged Property (and to the extent Lender has filed any such financing statements, continuation statements, or amendments prior to the applicable Effective Date, such filings by Lender are hereby authorized and ratified by Borrower).

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Article 5	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)	Loan Document Taxes.

Borrower shall pay, on demand, any transfer taxes, documentary taxes, assessments, or charges made by any Governmental Authority in connection with the execution, delivery, recordation, filing, registration, perfection, or enforcement of any of the Loan Documents or the Advances.

Section 5.03          Administrative Matters Regarding Advances.

(a)	Determination of Allocable Facility Amount and Valuations.

(1)            Initial Determinations.

On the Initial Effective Date, Lender shall determine (A) the Allocable Facility Amount and Valuation for each Initial Mortgaged Property, and (B) the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio. Changes in Allocable Facility Amount, Valuations, the Aggregate Debt Service Coverage Ratio, and the Aggregate Loan to Value Ratio shall be made pursuant to Section 5.03(a)(2) (Subsequent Monitoring Determinations).

(2)            Subsequent Monitoring Determinations.

(A)            Once each Calendar Quarter, within twenty (20) Business Days after Borrower has delivered to Lender the reports required in Section 8.02 (Books and Records; Financial Reporting – Covenants), Lender shall determine the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio set forth in the Loan Documents. At any time, Lender may redetermine Allocable Facility Amounts and Valuations for the Multifamily Residential Properties if, in Lender’s reasonable judgment, changed market or property conditions warrant such redetermination or any other event has occurred that invalidates the outstanding determination. In connection with all Collateral Events (including any Borrow Up), Lender shall redetermine Allocable Facility Amounts and Valuations upon receipt of a Request for a Collateral Event and immediately upon closing such Collateral Event, in each case to take account of such Collateral Event, provided however, that the Initial Valuation of each Mortgaged Property shall remain unchanged until at least twelve (12) months after the date such Mortgaged Property was added to the Collateral Pool unless if, in Lender’s reasonable judgment, changed market or property conditions warrant a redetermination of Valuation or any other event has occurred that invalidates the determination from such Effective Date.

(B)             Lender shall promptly disclose its determinations to Borrower. Until redetermined, the outstanding Allocable Facility Amounts and Valuations shall remain in effect. Upon receipt by Borrower of any such new determinations by Lender, Borrower shall promptly acknowledge such receipt.

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Article 5	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Notwithstanding anything in this Master Agreement to the contrary, no change in Allocable Facility Amounts, Valuations, the Aggregate Loan to Value Ratio, or the Aggregate Debt Service Coverage Ratio shall (i) result in a Potential Event of Default or Event of Default, (ii) require the prepayment of any Advance in whole or in part, or (iii) require the addition of Collateral to the Collateral Pool.

Article 6
PROPERTY USE, PRESERVATION, AND MAINTENANCE

Section 6.01         Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 6.01 (Property Use, Preservation and Maintenance – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)	Compliance with Law; Permits and Licenses.

(1)            To Borrower’s knowledge, all improvements to the Land and the use of the Mortgaged Property comply with all Applicable Law, including all applicable statutes, rules, and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing (including all applicable source of income laws, ordinances, statutes, rules and regulations), and rent control, and Borrower has no knowledge of any action or proceeding (or threatened action or proceeding) regarding noncompliance or nonconformity with any of the foregoing.

(2)            To Borrower’s knowledge, there is no evidence of any illegal activities on the Mortgaged Property.

(3)            To Borrower’s knowledge, no permits or approvals from any Governmental Authority, other than those previously obtained and furnished to Lender, are necessary for the commencement and completion of the Repairs or Replacements, as applicable, other than those permits or approvals which will be timely obtained in the ordinary course of business.

(4)            All required permits, licenses, and certificates to comply with all Applicable Law, and for the lawful use and operation of the Mortgaged Property, including certificates of occupancy, apartment licenses, or the equivalent, have been obtained and are in full force and effect.

(5)            No portion of any Mortgaged Property has been purchased with the proceeds of any illegal activity.

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(6)            All required rights, permissions, consents, and express irrevocable waivers from each tenant necessary to comply with all applicable privacy laws, to provide such tenant’s personal data (including similar terms under Applicable Law) to Lender, sufficient to permit Lender to lawfully use and process such personal data for the purposes of servicing, enforcement, evaluation, reporting, auditing, loan selling or purchasing, securitization, compliance and risk analysis and assessments, and any other purpose identified in the Lender’s privacy notice have been obtained and are in full force and effect.

(b)	Property Characteristics.

No part of the Land is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lot or parcels for the Land.

(c)	Property Ownership.

Borrower is the sole owner or ground lessee of the Mortgaged Property. If any Mortgaged Property is a condominium, Borrower is and shall be subject to the representations and covenants specific to such Mortgaged Property and attached to the Loan Documents.

(d)	Condition of the Mortgaged Property.

Borrower represents that:

(1)            Borrower has not made any claims, and to Borrower’s knowledge, no claims have been made, against any contractor, engineer, architect, or other party with respect to the construction or condition of any Mortgaged Property or the existence of any structural or other material defect therein;

(2)            except with respect to a Release Mortgaged Property that is the subject of a Release Request, no Mortgaged Property has sustained any damage other than damage which has been fully repaired, or is fully insured and is being repaired in the ordinary course of business; and

(3)            except as disclosed in any third party report delivered to Lender prior to the date on which any Mortgaged Property is added to the Collateral Pool, to the knowledge of Borrower, the Mortgaged Properties are in good condition, order, and repair, and there exist no structural or other material defects in any Mortgaged Property (whether patent, latent, or otherwise), and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any Mortgaged Property, or any part of it, which would adversely affect the insurability of such Mortgaged Property or cause the imposition of extraordinary premiums or charges for insurance or of any termination or threatened termination of any policy of insurance or bond.

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HAMILTON/KeyBank (2021 MCFA)

(e)	Personal Property.

Borrower owns (or, to the extent disclosed on the Exceptions to Representations and Warranties Schedule, leases) all of the Personal Property and all of the Personalty (as defined in the UCC) that is material to and is used in connection with the management, ownership, and operation of its respective Mortgaged Property.

Section 6.02          Covenants.

(a)	Use of Property.

From and after the Effective Date, Borrower shall not, unless required by Applicable Law or Governmental Authority:

(1)            change the use of all or any part of its Mortgaged Property;

(2)            convert any individual dwelling units or common areas to commercial use, or convert any common area or commercial use to individual dwelling units;

(3)            initiate or acquiesce in a change in the zoning classification of the Land;

(4)            establish any condominium or cooperative regime with respect to its Mortgaged Property;

(5)            subdivide the Land; or

(6)            suffer, permit, or initiate the joint assessment of any Mortgaged Property with any other real property constituting a tax lot separate from such Mortgaged Property which could cause the part of the Land to be included or assessed under or as part of another tax lot or parcel, or any part of any other property to be included or assessed under or as part of the tax lot or parcels for the Land.

(b)	Property Maintenance.

Borrower shall:

(1)            pay the expenses of operating, managing, maintaining, and repairing its Mortgaged Property (including insurance premiums, utilities, Repairs, and Replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added;

(2)            keep its Mortgaged Property in good repair and marketable condition (ordinary wear and tear excepted) (including the replacement of Personalty and Fixtures with items of equal or better function and quality) and subject to Section 9.03(b)(3) (Application of Proceeds on Event of Loss) and Section 10.03(d) (Preservation of Mortgaged Property) restore or repair promptly, in a good and workmanlike manner, any damaged part of such Mortgaged Property to the equivalent of its original condition or condition immediately prior to the damage (if improved after the Effective Date), whether or not any insurance proceeds received upon an event of loss or any amounts received in connection with a Condemnation Action are available to cover any costs of such restoration or repair;

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(3)            commence all Required Repairs, Additional Lender Repairs, and Additional Lender Replacements as follows:

(A)            with respect to any Required Repairs, promptly following the Effective Date (subject to Force Majeure, if applicable), in accordance with the timelines set forth on the Required Repair Schedule, or if no timelines are provided, as soon as practical following the Effective Date;

(B)             with respect to Additional Lender Repairs, in the event that Lender determines that Additional Lender Repairs are necessary from time to time or pursuant to Section 6.03(c) (Property Condition Assessment), promptly following Lender’s written notice of such Additional Lender Repairs (subject to Force Majeure, if applicable), commence any such Additional Lender Repairs in accordance with Lender’s timelines, or if no timelines are provided, as soon as practical; and

(C)             with respect to Additional Lender Replacements, in the event that Lender determines that Additional Lender Replacements are necessary from time to time or pursuant to Section 6.03(c) (Property Condition Assessment), promptly following Lender’s written notice of such Additional Lender Replacements (subject to Force Majeure, if applicable), commence any such Additional Lender Replacements in accordance with Lender’s timelines, or if no timelines are provided, as soon as practical;

(4)            make, construct, install, diligently perform, and complete all Replacements, Repairs, Restoration, and any other work permitted under the Loan Documents:

(A)            in a good and workmanlike manner as soon as practicable following the commencement thereof, free and clear of any Liens, including mechanics’ or materialmen’s liens and encumbrances (except Permitted Encumbrances and mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials);

(B)             in accordance with all Applicable Law;

(C)             in accordance with all applicable insurance and bonding requirements; and

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(D)            within all timeframes required by Lender, and Borrower acknowledges that it shall be an Event of Default if Borrower abandons or ceases work on any Repair at any time prior to the completion of the Repairs for a period of longer than twenty (20) days (except when Force Majeure exists and Borrower is diligently pursuing the reinstitution of such work; provided, however, any such abandonment or cessation shall not in any event allow the Repair to be completed after the Completion Period, subject to Force Majeure);

(5)            subject to the terms of Section 6.03(a) (Property Management), provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing;

(6)            give written notice to Lender of, and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect any Mortgaged Property, Lender’s security for the Advances, or Lender’s rights under this Master Agreement; and

(7)            upon Lender’s written request, submit to Lender any contracts or work orders described in Section 13.02(b) (Approvals of Contracts; Assignment of Claims).

(c)	Property Preservation.

Borrower shall:

(1)            not commit waste or abandon or (ordinary wear and tear excepted) permit impairment or deterioration of any Mortgaged Property;

(2)            subject to the provisions of Section 6.02(f) (Alterations to any Mortgaged Property), not (or otherwise permit any other Person to) demolish, make any change in the unit mix, otherwise alter any Mortgaged Property or any part of any Mortgaged Property , or remove any Personalty or Fixtures from the Mortgaged Property, except for: (A) alterations required in connection with Repairs, Replacements, or Restoration; or (B) the replacement of tangible Personalty or Fixtures, provided (i) such Personalty or Fixtures are replaced with items of equal or better function and quality, and (ii) such replacement does not result in any disruption in occupancy (other than in connection with the routine re-leasing of units);

(3)            not engage in or knowingly permit, and shall take appropriate measures to prevent and abate or cease and desist, any illegal activities at any Mortgaged Property that could endanger tenants or visitors, result in damage to such Mortgaged Property, result in forfeiture of the Land or otherwise materially impair the lien created by the Security Instrument or Lender’s interest in such Mortgaged Property;

(4)            not permit any condition to exist on any Mortgaged Property that would invalidate any part of any insurance coverage required by this Master Agreement; or

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HAMILTON/KeyBank (2021 MCFA)

(5)            not subject any Mortgaged Property to any voluntary, elective, or non-compulsory tax lien or assessment (or opt in to any voluntary, elective, or non-compulsory special tax district or similar regime).

(d)	Property Inspections.

Borrower shall:

(1)            permit Lender, its agents, representatives, and designees to enter upon and inspect the Mortgaged Properties (including in connection with any Replacement, Repair, or Restoration, or to conduct any Environmental Inspection pursuant to the Environmental Indemnity Agreement), and shall cooperate and provide access to all areas of the Mortgaged Properties (subject to the rights of tenants under the Leases):

(A)	during normal business hours upon reasonable notice of not less than one (1) Business Day;

(B)	at such other reasonable time upon reasonable notice of not less than one (1) Business Day;

(C)	at any time when exigent circumstances exist; or

(D)	at any time after an Event of Default has occurred and is continuing; and

(2)            pay for reasonable costs or expenses incurred by Lender or its agents in connection with any such inspections.

(e)	Compliance with Laws.

Borrower shall:

(1)            comply in all respects with Applicable Law and all recorded lawful covenants and agreements relating to or affecting any Mortgaged Property, including all laws, ordinances, statutes, rules and regulations, and covenants pertaining to construction of improvements on the Land, fair housing (including all applicable source of income laws, ordinances, statutes, rules and regulations), and requirements for equal opportunity, anti-discrimination, and Leases;

(2)            procure and maintain all required permits, licenses, charters, registrations, and certificates necessary to comply with all zoning and land use statutes, laws, ordinances, rules and regulations, and all applicable health, fire, safety, and building codes and for the lawful use and operation of each Mortgaged Property, including certificates of occupancy, apartment licenses, or the equivalent;

(3)            comply with all Applicable Law that pertain to the maintenance and disposition of tenant security deposits;

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HAMILTON/KeyBank (2021 MCFA)

(4)            at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 6.02(e) (Compliance with Laws);

(5)            promptly after receipt or notification thereof, provide Lender copies of any building code or zoning violation from any Governmental Authority with respect to any Mortgaged Property;

(6)            cooperate fully with Lender with respect to any proceedings before any court, board, or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings; and

(7)            procure and maintain all required rights, permissions, consents, and express irrevocable waivers from each tenant necessary to comply with all applicable privacy laws, to provide such tenant’s personal data (including similar terms under Applicable Law) to Lender, sufficient to permit Lender to lawfully use and process such personal data for the purposes of servicing, enforcement, evaluation, reporting, auditing, loan selling or purchasing, securitization, compliance and risk analysis and assessments, and any other purpose identified in the Lender’s privacy policy as amended from time to time.

(f)	Alterations to any Mortgaged Property.

No alteration, improvement, demolition, removal, or construction (collectively, “Alterations”) shall be made to any Mortgaged Property without the prior written consent of Lender if:

(1)            such Alteration could reasonably be expected to adversely affect the value of such Mortgaged Property or its operation as a Multifamily Residential Property in substantially the same manner in which it is being operated on the date such property became Collateral;

(2)            the construction of such Alteration could reasonably be expected to result in interference to the occupancy of tenants of such Mortgaged Property such that tenants in occupancy with respect to five percent (5%) or more of the tenants under the Leases would be displaced or permitted to terminate their Leases or to abate the payment of all or any portion of their rent; or

(3)            such Alteration will be completed in more than twelve (12) months from the date of commencement or in the last year of the Term of this Master Agreement.

In addition, Borrower must obtain Lender’s prior written consent to construct Alterations with respect to any Mortgaged Property costing in excess of, with respect to any Mortgaged Property, the number of units in such Mortgaged Property multiplied by $15,000, but in any event, costs in excess of $500,000, and Borrower must give prior written notice to Lender of its intent to construct Alterations at any time with respect to any Mortgaged Property costing in excess of $100,000; provided, however, that the preceding requirements shall not be applicable to Alterations made, conducted, or undertaken by Borrower as part of Borrower’s routine maintenance and repair of the Mortgaged Properties as required by the Loan Documents (including any Repair or Replacement).

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HAMILTON/KeyBank (2021 MCFA)

Section 6.03	Administration Matters Regarding the Property.

(a)	Property Management.

From and after the applicable Effective Date, each property manager and each property management agreement must be approved by Lender. In the event that the Management Agreement expires or is terminated (without limiting any obligation of Borrower to obtain Lender’s consent to any termination or modification of the Management Agreement in accordance with the terms and provisions of the Loan Documents), Borrower shall promptly enter into a replacement management agreement consented to in writing by Lender with a property manager that is approved in advance by Lender in writing. If Lender waives in writing the requirement that Borrower enter into a written contract for management of a Mortgaged Property, and Borrower later elects to enter into a written contract or change the management of such Mortgaged Property, such new property manager or the property management agreement must be approved by Lender. As a condition to any approval by Lender, Lender may require that Borrower and such new property manager enter into a collateral assignment of the property management agreement on a form approved by Lender.

(b)	Subordination of Fees to Affiliated Property Managers.

Any property manager that is a Borrower Affiliate to whom fees are payable for the management of a Mortgaged Property must enter into an assignment of management agreement or other agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may require.

(c)	Property Condition Assessment.

If, in connection with any inspection of any Mortgaged Property, Lender determines that the condition of such Mortgaged Property has deteriorated (ordinary wear and tear excepted) since the Effective Date that such Mortgaged Property was added to the Collateral Pool, Lender may obtain, at Borrower’s expense, a property condition assessment of each Mortgaged Property. Lender’s right to obtain a property condition assessment pursuant to this Section 6.03(c) (Property Condition Assessment) shall be in addition to any other rights available to Lender under this Master Agreement in connection with any such deterioration. Any such inspection or property condition assessment may result in Lender requiring Additional Lender Repairs or Additional Lender Replacements as further described in Section 13.02(a)(9)(B) (Additional Lender Replacements and Additional Lender Repairs).

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Article 6	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Article 7
LEASES AND RENTS

Section 7.01	Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 7.01 (Leases and Rents – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)	Prior Assignment of Rents.

Borrower has not executed any:

(1)            prior assignment of Rents (other than an assignment of Rents securing prior indebtedness that has been paid off and discharged or will be paid off and discharged with the proceeds of the Initial Advance or a Future Advance); or

(2)            instrument which would prevent Lender from exercising its rights under this Master Agreement, the Security Instrument, or any other Loan Document.

(b)	Prepaid Rents.

Borrower has not accepted, and does not expect to receive prepayment of, any Rents for more than two (2) months prior to the due dates of such Rents, excluding security deposits.

Section 7.02	Covenants.

(a)	Leases.

Borrower shall:

(1)            comply with and observe Borrower’s obligations under all Leases, including Borrower’s obligations pertaining to the maintenance and disposition of tenant security deposits;

(2)            surrender possession of the applicable Mortgaged Property, including all Leases and all security deposits and prepaid Rents, immediately upon appointment of a receiver or Lender’s entry upon and taking of possession and control of such Mortgaged Property, as applicable;

(3)            require that all Residential Leases have initial terms of not less than six (6) months and not more than twenty-four (24) months (however, if customary in the applicable market for properties comparable to the applicable Mortgaged Property, Residential Leases with terms of less than six (6) months (but in no case less than one (1) month) may be permitted with Lender’s prior written consent), provided however, Short-Term Rentals (regardless of the duration of the term) shall not be permitted unless otherwise expressly approved by Lender in writing; and

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HAMILTON/KeyBank (2021 MCFA)

(4)            promptly provide Lender a copy of any non-Residential Lease at the time such Lease is executed (subject to Lender’s consent rights for Material Commercial Leases in Section 7.02(b) (Commercial Leases)), and, upon Lender’s written request, promptly provide Lender a copy of any Residential Lease then in effect.

(b)	Commercial Leases.

(1)            With respect to Material Commercial Leases, Borrower shall not:

(A)            enter into any Material Commercial Lease except with the prior written consent of Lender; or

(B)             modify the terms of, extend, or terminate any Material Commercial Lease (including any Material Commercial Lease in existence on the Effective Date) without the prior written consent of Lender.

(2)            With respect to any non-Material Commercial Lease, Borrower shall not:

(A)            enter into any non-Material Commercial Lease that materially alters the use and type of operation of the premises subject to the Lease in effect as of the Effective Date or reduces the number or size of residential units at a Mortgaged Property; or

(B)             modify the terms of any non-Material Commercial Lease (including any non-Material Commercial Lease in existence on the Effective Date) in any way that materially alters the use and type of operation of the premises subject to such non-Material Commercial Lease in effect as of the Effective Date, reduces the number or size of residential units at a Mortgaged Property, or results in such non-Material Commercial Lease being deemed a Material Commercial Lease.

(3)            With respect to any Material Commercial Lease or non-Material Commercial Lease, Borrower shall cause the applicable tenant to provide within ten (10) days after a request by Borrower, a certificate of estoppel, or if not provided by tenant within such ten (10) day period, Borrower shall provide such certificate of estoppel, certifying:

(A)            that such Material Commercial Lease or non-Material Commercial Lease is unmodified and in full force and effect (or if there have been modifications, that such Material Commercial Lease or non-Material Commercial Lease is in full force and effect as modified and stating the modifications);

(B)             the term of the Lease including any extensions thereto;

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(C)             the dates to which the Rent and any other charges hereunder have been paid by tenant;

(D)             the amount of any security deposit delivered to Borrower as landlord;

(E)             whether or not Borrower is in default (or whether any event or condition exists which, with the passage of time, would constitute an event of default) under such Lease;

(F)             the address to which notices to tenant should be sent; and

(G)             any other information as may be reasonably required by Lender.

(c)	Payment of Rents.

Borrower shall:

(1)            pay to Lender upon demand all Rents after an Event of Default has occurred and is continuing;

(2)            cooperate with Lender’s efforts in connection with the assignment of Rents set forth in the Security Instrument; and

(3)            not accept Rent under any Lease (whether a Residential Lease or a non-Residential Lease) for more than two (2) months in advance.

(d)	Assignment of Rents.

Borrower shall not:

(1)            perform any acts or execute any instrument that would prevent Lender from exercising its rights under the assignment of Rents granted in the Security Instrument or in any other Loan Document; or

(2)            interfere with Lender’s collection of such Rents.

(e)	Further Assignments of Leases and Rents.

Borrower shall execute and deliver any further assignments of Leases and Rents as Lender may reasonably require.

(f)	Options to Purchase by Tenants.

No Lease (whether a Residential Lease or a non-Residential Lease) shall contain an option to purchase, right of first refusal to purchase or right of first offer to purchase, except as required by Applicable Law.

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Section 7.03	Administration Regarding Leases and Rents.

(a)	Material Commercial Lease Requirements.

Each Material Commercial Lease, including any renewal or extension of any Material Commercial Lease in existence as of the Effective Date, shall provide, directly or pursuant to a subordination, non-disturbance and attornment agreement approved by Lender, that:

(1)            the tenant shall, upon written notice from Lender after the occurrence of an Event of Default, pay all Rents payable under such Lease to Lender;

(2)            such Lease and all rights of the tenant thereunder are expressly subordinate to the lien of the Security Instrument;

(3)            the tenant shall attorn to Lender and any purchaser at a Foreclosure Event (such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a Foreclosure Event or by Lender in any manner);

(4)            the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a Foreclosure Event may from time to time request; and

(5)            such Lease shall not terminate as a result of a Foreclosure Event unless Lender or any other purchaser at such Foreclosure Event affirmatively elects to terminate such Lease pursuant to the terms of the subordination, non-disturbance and attornment agreement.

(b)	Residential Lease Form.

All Residential Leases entered into from and after the Effective Date shall be on forms substantially in the form approved by Lender. Lender has approved all lease forms used by Borrower as of the Initial Effective Date.

Article 8
BOOKS AND RECORDS; FINANCIAL REPORTING

Section 8.01	Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 8.01 (Books and Records; Financial Reporting – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)	Financial Information.

All financial statements and data that have been delivered to Lender, including statements of cash flow and income and operating expenses in respect of the Mortgaged Properties:

(1)            are true, complete, and correct in all material respects; and

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(2)            accurately represent the financial condition of the Mortgaged Properties.

(b)	No Change in Facts or Circumstances.

All information in the Loan Application and in all financial statements, rent rolls, reports, certificates, and other documents submitted in connection with the Loan Application are complete and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

Section 8.02	Covenants.

(a)	Obligation to Maintain Accurate Books and Records; Access; Discussions with Officers and Accountants.

(1)            Borrower shall keep and maintain at all times at the Mortgaged Property or the property management agent’s offices or Borrower’s General Business Address and, upon Lender’s written request, shall make available to Lender:

(A)            complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property; and

(B)             copies of all written contracts, Leases and other instruments that affect Borrower or the Mortgaged Property.

(2)            Borrower shall promptly inform Lender in writing of:

(A)             the occurrence of any act, omission, change, or event that has, or would have, a Material Adverse Effect, subsequent to the date of the most recent financial statements of Borrower delivered to Lender pursuant to Section 8.02 (Books and Records; Financial Reporting – Covenants); and

(B)             any material change in Borrower’s accounting policies or financial reporting practices.

(b)	Items to Furnish to Lender.

Borrower shall furnish to Lender the following, which shall be deemed certified by Borrower, as true, complete, and accurate, in all material respects as of the time of delivery and binding upon Borrower (or Guarantor, as applicable), and in such form and with such detail as Lender reasonably requires:

(1)            within forty-five (45) days after the end of each Calendar Quarter, a statement of income and expenses for Borrower on a Calendar Quarter and year-to-date basis as of the end of each Calendar Quarter;

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(2)            within one hundred twenty (120) days after the end of each Calendar Year:

(A)            for any Borrower that is an entity, a statement of income and expenses and a statement of cash flows for such Calendar Year;

(B)             for any Borrower that is an individual or a trust established for estate-planning purposes, a personal financial statement for such Calendar Year;

(C)             when requested in writing by Lender, balance sheet(s) showing all assets and liabilities of Borrower and a statement of all contingent liabilities as of the end of such Calendar Year;

(D)             if an energy consumption metric for the Mortgaged Property is required to be reported to any Governmental Authority, the Fannie Mae Energy Performance Metrics report, as generated by ENERGY STAR® Portfolio Manager, for the Mortgaged Property for such Calendar Year, which report must include the ENERGY STAR score, the Source Energy Use Intensity (EUI), the month and year ending period for such ENERGY STAR score and such Source Energy Use Intensity, and the ENERGY STAR Portfolio Manager Property Identification Number; provided that, if the Governmental Authority does not require the use of ENERGY STAR Portfolio Manager for the reporting of the energy consumption metric and Borrower does not use ENERGY STAR Portfolio Manager, then Borrower shall furnish to Lender the Source Energy Use Intensity for the Mortgaged Property for such Calendar Year;

(E)             an Annual Certification (Borrower) in the form attached as Exhibit G;

(F)             an Annual Certification (Guarantor) in the form attached as Exhibit H;

(G)             an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;

(H)             written confirmation of:

(i)            any changes occurring since the Effective Date (or that no such changes have occurred since the Effective Date) in (1) the direct owners of Borrower, (2) the indirect owners (and any non-member managers) of Borrower that Control Borrower or own a Restricted Ownership Interest in Borrower (excluding any Publicly-Held Corporations, Publicly-Held Trusts or Publicly-Held Class A Interests), or (3) the indirect owners of Borrower that hold twenty-five percent (25%) or more of the Ownership Interests in Borrower (excluding any Publicly-Held Corporations, Publicly-Held Trusts, or Publicly-Held Class A Interests), and their respective interests;

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(ii)           the names of all officers and directors of (1) any Borrower which is a corporation, (2) any corporation which is a general partner of any Borrower which is a partnership, or (3) any corporation which is the managing member or non-member manager of any Borrower which is a limited liability company; and

(iii)          the names of all managers who are not members of (1) any Borrower which is a limited liability company, (2) any limited liability company which is a general partner of any Borrower which is a partnership, or (3) any limited liability company which is the managing member or non-member manager of any Borrower which is a limited liability company; and

(I)               if not already provided pursuant to Section 8.02(b)(2)(A) (Items to Furnish to Lender) above, a statement of income and expenses for Borrower’s operation of the Mortgaged Property on a year-to-date basis as of the end of each Calendar Year;

(3)            within forty-five (45) days after the end of each first, second, and third Calendar Quarter and within one hundred twenty (120) days after the end of each Calendar Year, and at any other time upon Lender’s written request, a rent schedule for the Mortgaged Property showing the name of each tenant and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

(4)            upon Lender’s written request, thereafter furnish to Lender within ten (10) Business Days after the end of each month, until the Termination Date, complete and accurate rent schedule data for the Mortgaged Property;

(5)            within thirty (30) days after Lender’s written request (but, absent an Event of Default, no more frequently than once in any six (6) month period):

(A)           any item described in Section 8.02(b)(1) or Section 8.02(b)(2) (Items to Furnish to Lender);

(B)            a property management or leasing report for the Mortgaged Property, showing the number of rental applications received from tenants or prospective tenants and deposits received from tenants or prospective tenants, and any other information requested by Lender for such period as requested by Lender;

(C)            a statement of income and expenses for Borrower’s operation of the Mortgaged Property on a year-to-date basis as of the end of each month for such period as requested by Lender;

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(D)            a statement of real estate owned directly or indirectly by Borrower and Guarantor for such period as requested by Lender;

(E)            for any Guarantor:

(i)            that is an entity, a statement of income and expenses and a statement of cash flows for the most recent available calendar year and any calendar quarters ending between the available year and the date of the request;

(ii)           that is an individual, or a trust established for estate-planning purposes, a personal financial statement for the most recent available calendar year and any calendar quarters ending between the available year and the date of the request; and

(iii)          balance sheet(s) showing all assets and liabilities of Guarantor and a statement of all contingent liabilities as of the end of the most recent available calendar year; and

(F)            a statement that identifies the following for such period as requested by Lender:

(i)            direct owners of Borrower and their respective interests;

(ii)           indirect owners (and any non-member managers) of Borrower that Control Borrower or own a Restricted Ownership Interest in Borrower (excluding any Publicly-Held Corporations, Publicly-Held Trusts, or Publicly-Held Class A Interests) and their respective interests;

(iii)          indirect owners of Borrower that hold twenty-five percent (25%) or more of the Ownership Interests in Borrower (excluding any Publicly-Held Corporations, Publicly-Held Trusts, or Publicly-Held Class A Interests) and their respective interests; and

(iv)          to the extent that the Persons identified in (i)-(iii) above do not own, in the aggregate, at least fifty percent (50%) of the indirect Ownership Interests in Borrower, additional indirect owners of Borrower sufficient to show indirect Ownership Interest of at least fifty percent (50%) in the aggregate; and

(6)            within one hundred twenty (120) days after the end of each Calendar Year, or upon Lender’s written request, an Officer’s Certificate stating whether or not Borrower and SPE Owner, if applicable, are in compliance with the covenants set forth in Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) and, if not in compliance, setting forth the particulars of such noncompliance and the steps that Borrower and SPE Owner (as applicable) have taken, are taking or intend to take to cure such noncompliance.

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(c)	Audited Financials.

In the event Borrower or Guarantor receives or obtains any audited financial statements and such financial statements are required to be delivered to Lender under Section 8.02(b) (Items to Furnish to Lender), Borrower shall deliver or cause to be delivered to Lender the audited versions of such financial statements.

(d)	Delivery of Books and Records.

If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender, upon written demand, all books and records relating to the Mortgaged Property or its operation.

Section 8.03	Administration Matters Regarding Books and Records and Financial Reporting.

(a)	Lender’s Right to Obtain Audited Books and Records.

Lender may require that Borrower’s or Guarantor’s books and records be audited, at Borrower’s expense, by an independent certified public accountant selected by Lender in order to produce or audit any statements, schedules, and reports of Borrower, Guarantor, or the Mortgaged Property required by Section 8.02 (Books and Records; Financial Reporting – Covenants), if

(1)            Borrower or Guarantor fails to provide in a timely manner the statements, schedules, and reports required by Section 8.02 (Books and Records; Financial Reporting – Covenants) and, thereafter, Borrower or Guarantor fails to provide such statements, schedules and reports within the cure period provided in Section 14.01(c) (Events of Default Subject to Extended Cure Period or Release);

(2)            the statements, schedules, and reports submitted to Lender pursuant to Section 8.02 (Books and Records; Financial Reporting – Covenants) are not full, complete, and accurate in all material respects as determined by Lender and, thereafter, Borrower or Guarantor fails to provide such statements, schedules, and reports within the cure period provided in Section 14.01(c) (Events of Default Subject to Extended Cure Period or Release); or

(3)            an Event of Default has occurred and is continuing.

Notwithstanding the foregoing, the ability of Lender to require the delivery of audited financial statements shall be limited to not more than once per Borrower’s fiscal year so long as no Event of Default has occurred during such fiscal year (or no Event of Default or Potential Event of Default has occurred and is continuing). Borrower shall cooperate with Lender in order to satisfy the provisions of this Section 8.03(a) (Lender’s Right to Obtain Audited Books and Records). All related costs and expenses of Lender shall become due and payable by Borrower within ten (10) Business Days after demand therefor.

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(b)	Credit Reports; Credit Score.

No more often than once in any twelve (12) month period, Lender is authorized to obtain a credit report (if applicable) on Borrower or Guarantor, the cost of which report shall be paid by Borrower. Lender is authorized to obtain a Credit Score (if applicable) for Borrower or Guarantor at any time at Lender’s expense.

Article 9
INSURANCE

Section 9.01	Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 9.01 (Insurance – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)	Compliance with Insurance Requirements.

Borrower is in compliance with Lender’s insurance requirements (or has obtained a written waiver from Lender for any non-compliant coverage) and has timely paid all premiums on all required insurance policies.

(b)	Property Condition.

(1)            No Mortgaged Property has been damaged by fire, water, wind, or other cause of loss; or

(2)            if previously damaged, any previous damage to any Mortgaged Property has been repaired and such Mortgaged Property has been fully restored.

Section 9.02	Covenants.

(a)	Insurance Requirements.

As required by Lender and Applicable Law, and as may be modified from time to time, Borrower shall:

(1)            keep the Improvements insured at all times against any hazards, which insurance shall include coverage against loss by fire and all other perils insured by the “special causes of loss” coverage form, general boiler and machinery coverage, business income coverage, and flood (if any of the Improvements are located in an area identified by the Federal Emergency Management Agency (or any successor) as an area having special flood hazards and to the extent flood insurance is available in that area), and may include sinkhole insurance, mine subsidence insurance, earthquake insurance, terrorism insurance, windstorm insurance and, if any Mortgaged Property does not conform to applicable building, zoning, or land use laws, ordinance and law coverage;

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(2)            maintain at all times commercial general liability insurance, workmen’s compensation insurance, and such other liability, errors and omissions, and fidelity insurance coverage; and

(3)            maintain builder’s risk and public liability insurance, and other insurance in connection with completing the Repairs or Replacements, as applicable.

(b)	Delivery of Policies, Renewals, Notices, and Proceeds.

Borrower shall:

(1)            cause all insurance policies (including any policies not otherwise required by Lender) which can be endorsed with standard non-contributing, non-reporting mortgagee clauses making loss payable to Lender (or Lender’s assigns) to be so endorsed;

(2)            promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums;

(3)            deliver evidence, in form and content acceptable to Lender, that each Insurance Policy under this Article 9 (Insurance) has been renewed not less than fifteen (15) days prior to the applicable expiration date, and (if such evidence is other than an original or duplicate original of a renewal policy) deliver the original or duplicate original of each renewal policy (or such other evidence of insurance as may be required by or acceptable to Lender) in form and content acceptable to Lender within ninety (90) days after the applicable expiration date of the original Insurance Policy;

(4)            provide immediate written notice to the insurance company and to Lender of any event of loss;

(5)            execute such further evidence of assignment of any insurance proceeds as Lender may require; and

(6)            provide immediate written notice to Lender of Borrower’s receipt of any insurance proceeds under any Insurance Policy required by Section 9.02(a)(1) (Insurance Requirements) above and, if requested by Lender, deliver to Lender all of such proceeds received by Borrower to be applied by Lender in accordance with this Article 9 (Insurance).

Section 9.03	Administration Matters Regarding Insurance.

(a)	Lender’s Ongoing Insurance Requirements.

Borrower acknowledges that Lender’s insurance requirements may change from time to time. All insurance policies and renewals of insurance policies required by this Master Agreement shall be:

(1)            in the form and with the terms required by Lender;

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(2)            in such amounts, with such maximum deductibles and for such periods required by Lender; and

(3)            issued by insurance companies satisfactory to Lender.

BORROWER ACKNOWLEDGES THAT ANY FAILURE OF BORROWER TO COMPLY WITH THE REQUIREMENTS SET FORTH IN SECTION 9.02(a) (Insurance Requirements) OR SECTION 9.02(b)(3) (Delivery of Policies, Renewals, Notices, and Proceeds) ABOVE SHALL PERMIT LENDER TO PURCHASE THE APPLICABLE INSURANCE AT BORROWER’S COST. SUCH INSURANCE MAY, BUT NEED NOT, PROTECT BORROWER’S INTERESTS. THE COVERAGE THAT LENDER PURCHASES MAY NOT PAY ANY CLAIM THAT BORROWER MAKES OR ANY CLAIM THAT IS MADE AGAINST BORROWER IN CONNECTION WITH ANY MORTGAGED PROPERTY. IF LENDER PURCHASES INSURANCE FOR ANY MORTGAGED PROPERTY AS PERMITTED HEREUNDER, BORROWER WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AT THE DEFAULT RATE AND ANY OTHER CHARGES LENDER MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR THE EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE SHALL BE ADDED TO BORROWER’S TOTAL OUTSTANDING BALANCE OR OBLIGATION AND SHALL CONSTITUTE ADDITIONAL INDEBTEDNESS. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE BORROWER MAY BE ABLE TO OBTAIN ON ITS OWN. BORROWER MAY LATER CANCEL ANY INSURANCE PURCHASED BY LENDER, BUT ONLY AFTER PROVIDING EVIDENCE THAT BORROWER HAS OBTAINED INSURANCE AS REQUIRED BY THIS MASTER AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(b)	Application of Proceeds on Event of Loss.

(1)            Upon an event of loss, Lender may, at Lender’s option:

(A)           hold such proceeds in the Restoration Reserve Account to be applied to reimburse Borrower for the cost of Restoration in accordance with Article 13 (Replacements, Repairs, and Restoration) and Lender’s then-current policies relating to the restoration of casualty damage on similar multifamily residential properties; or

(B)            apply such proceeds to the payment of the Indebtedness, whether or not then due; provided, however, Lender shall not apply insurance proceeds to the payment of the Indebtedness and shall permit Restoration pursuant to Section 9.03(b)(1)(A) (Application of Proceeds on Event of Loss) if all of the following conditions are met:

(i)            no Potential Event of Default or Event of Default has occurred and is continuing;

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(ii)           Lender determines that the combination of insurance proceeds and amounts provided by Borrower will be sufficient funds to complete the Restoration;

(iii)          Lender determines that after completion of the Restoration the Net Cash Flow generated by the applicable Mortgaged Property will be sufficient to support the Debt Service Coverage Ratio set forth in the definition of Individual Property Coverage and LTV Tests (on a pro forma basis);

(iv)          Lender determines that the Restoration will be completed before the earlier of (1) one (1) year before the latest Maturity Date of any Advance Outstanding, or (2) one (1) year after the date of the loss or casualty; and

(v)           Borrower provides Lender, upon written request, evidence of the availability during and after the Restoration of the insurance required to be maintained pursuant to this Master Agreement.

(2)            Notwithstanding the foregoing, if any loss is estimated to be in an amount equal to or less than $250,000, Lender shall not exercise its rights and remedies as power of attorney herein and shall allow Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such policies of property damage insurance, and to collect and receive the proceeds of property damage insurance; provided that each of the following conditions shall be satisfied:

(A)           Borrower shall immediately notify Lender of the casualty giving rise to the claim;

(B)            no Potential Event of Default or Event of Default has occurred and is continuing;

(C)            the Restoration will be completed before the earlier of (i) one (1) year before the latest Maturity Date of any Advance Outstanding, or (ii) one (1) year after the date of the loss or casualty;

(D)            Lender determines that the combination of insurance proceeds and amounts provided by Borrower will be sufficient funds to complete the Restoration;

(E)            all proceeds of property damage insurance shall be issued in the form of joint checks to Borrower and Lender;

(F)            all proceeds of property damage insurance shall be applied to the Restoration;

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(G)            Borrower shall deliver to Lender evidence satisfactory to Lender of completion of the Restoration and obtainment of all lien releases;

(H)            Borrower shall have complied to Lender’s satisfaction with the foregoing requirements on any prior claims subject to this provision, if any; and

(I)             Lender shall have the right to inspect the applicable Mortgaged Property (subject to the rights of tenants under the Leases).

(3)            If Lender elects to apply insurance proceeds to the Indebtedness in accordance with the terms of this Master Agreement, Borrower shall not be obligated to restore or repair the applicable Mortgaged Property. Rather, Borrower shall restrict access to the damaged portion of such Mortgaged Property and, at its expense and regardless of whether such costs are covered by insurance, clean up any debris resulting from the casualty event, and, if required or otherwise permitted by Lender, demolish or raze any remaining part of the damaged Mortgaged Property to the extent necessary to keep and maintain the Mortgaged Property in a safe, habitable and marketable condition. Nothing in this Section 9.03(b) (Application of Proceeds on Event of Loss) shall affect any of Lender’s remedial rights against Borrower in connection with a breach by Borrower of any of its obligations under this Master Agreement or under any Loan Document, including any failure to timely pay Monthly Debt Service Payments or maintain the insurance coverage(s) required by this Master Agreement.

(c)	Payment Obligations Unaffected.

The application of any insurance proceeds to the Indebtedness shall not extend or postpone the Maturity Date, or the due date or the full payment of any Monthly Debt Service Payment, Monthly Replacement Reserve Deposit, or any other installments referred to in this Master Agreement or in any other Loan Document. Notwithstanding the foregoing, if Lender applies insurance proceeds to the Indebtedness in connection with a casualty of less than an entire Mortgaged Property, then Lender shall permit an adjustment to the Monthly Debt Service Payments that become due and owing thereafter, based on the Underwriting and Servicing Requirements.

(d)	Foreclosure Sale.

If a Mortgaged Property is transferred pursuant to a Foreclosure Event or Lender otherwise acquires title to a Mortgaged Property, Borrower acknowledges that Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums applicable to such Mortgaged Property and in and to the proceeds resulting from any damage to such Mortgaged Property prior to such Foreclosure Event or such acquisition.

(e)	Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c) (Appointment of Lender as Attorney-In-Fact).

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Article 10
CONDEMNATION

Section 10.01	Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 10.01 (Condemnation – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)	Prior Condemnation Action.

No part of any Mortgaged Property has been taken in connection with a Condemnation Action.

(b)	Pending Condemnation Actions.

Except with respect to a Release Mortgaged Property that is the subject of a Release Request, no Condemnation Action is pending or, to Borrower’s knowledge, is threatened for the partial or total condemnation or taking of any Mortgaged Property.

Section 10.02	Covenants.

(a)	Notice of Condemnation.

Borrower shall:

(1)            promptly notify Lender of any Condemnation Action of which Borrower has knowledge;

(2)            appear in and prosecute or defend, at its own cost and expense, any action or proceeding relating to any Condemnation Action, including any defense of Lender’s interest in any Mortgaged Property tendered to Borrower by Lender, unless otherwise directed by Lender in writing; and

(3)            execute such further evidence of assignment of any condemnation award in connection with a Condemnation Action as Lender may require.

(b)	Condemnation Proceeds.

Borrower shall pay to Lender all awards or proceeds of a Condemnation Action promptly upon receipt.

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Article 10	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Section 10.03	Administration Matters Regarding Condemnation.

(a)	Application of Condemnation Awards.

Lender may apply any awards or proceeds of a Condemnation Action, after the deduction of Lender’s expenses incurred in the collection of such amounts, to:

(1)            the restoration or repair of the applicable Mortgaged Property, if applicable;

(2)            the payment of the Indebtedness, with the balance, if any, paid to Borrower; or

(3)            Borrower.

(b)	Payment Obligations Unaffected.

The application of any awards or proceeds of a Condemnation Action to the Indebtedness shall not extend or postpone any Maturity Date, or the due date or the full payment of any Monthly Debt Service Payment, Monthly Replacement Reserve Deposit, or any other installments referred to in this Master Agreement or in any other Loan Document.

(c)	Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c) (Appointment of Lender as Attorney-In-Fact).

(d)	Preservation of Mortgaged Property.

If a Condemnation Action results in or from damage to any Mortgaged Property and Lender elects to apply the proceeds or awards from such Condemnation Action to the Indebtedness in accordance with the terms of this Master Agreement, Borrower shall not be obligated to restore or repair such Mortgaged Property. Rather, Borrower shall restrict access to any portion of the Mortgaged Property which has been damaged or destroyed in connection with such Condemnation Action and, at Borrower’s expense and regardless of whether such costs are covered by insurance, clean up any debris resulting in or from the Condemnation Action, and, if required by any Governmental Authority or otherwise permitted by Lender, demolish or raze any remaining part of the damaged Mortgaged Property to the extent necessary to keep and maintain the Mortgaged Property in a safe, habitable, and marketable condition. Nothing in this Section 10.03(d) (Preservation of Mortgaged Property) shall affect any of Lender’s remedial rights against Borrower in connection with a breach by Borrower of any of its obligations under this Master Agreement or under any Loan Document, including any failure to timely pay Monthly Debt Service Payments or maintain the insurance coverage(s) required by this Master Agreement.

Master Credit Facility Agreement	Form 6001.MCFA	Page 70
Article 10	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Article 11
LIENS, TRANSFERS, AND ASSUMPTIONS

Section 11.01	Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 11.01 (Liens, Transfers, and Assumptions – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)	No Labor or Materialmen’s Claims.

All parties furnishing labor and materials on behalf of Borrower have been paid in full. There are no mechanics’ or materialmen’s liens (whether filed or unfiled) outstanding for work, labor, or materials (and no claims or work outstanding that under Applicable Law could give rise to any such mechanics’ or materialmen’s liens) affecting any Mortgaged Property, whether prior to, equal with, or subordinate to the lien of the Security Instrument.

(b)	No Other Interests.

No Person:

(1)            other than Borrower has any possessory ownership or interest in any Mortgaged Property or right to occupy the same except under and pursuant to the provisions of existing Leases, the material terms of all such Leases having been previously disclosed in writing to Lender; or

(2)            has an option, right of first refusal, or right of first offer (except as required by Applicable Law) to purchase any Mortgaged Property, or any interest in any Mortgaged Property.

Section 11.02	Covenants.

(a)	Liens; Encumbrances.

Borrower shall not permit the grant, creation, or existence of any Lien, whether voluntary, involuntary, or by operation of law, on all or any portion of any Mortgaged Property (including any voluntary, elective, or non-compulsory tax lien or assessment pursuant to a voluntary, elective, or non-compulsory special tax district or similar regime) other than:

(1)            Permitted Encumbrances;

(2)            the creation of:

(A)           any tax lien, municipal lien, utility lien, mechanics’ lien, materialmen’s lien, or judgment lien against any Mortgaged Property if bonded off, released of record, or otherwise remedied to Lender’s satisfaction within sixty (60) days after the earlier of the date Borrower has actual notice or constructive notice of the existence of such lien; or

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Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(B)            any mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, any Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials; and

(3)            the lien created by the Loan Documents.

(b)	Transfers.

(1)            Mortgaged Property.

A Transfer as described in clause (b) of the definition of Transfer of all or any part of any Mortgaged Property (including any interest in any Mortgaged Property) shall not occur other than:

(A)           a Transfer to which Lender has consented in writing;

(B)            Leases permitted pursuant to the Loan Documents;

(C)            the grant of an easement solely for cable and internet services, provided such easement is a standard form of cable and internet service easement used by nationally recognized cable and internet service providers, and provided further that such easement terminates automatically when the service agreement expires;

(D)            a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality which are free of Liens (other than those created by the Loan Documents);

(E)            the grant of an easement, servitude, or restrictive covenant to which Lender has consented, and Borrower has paid to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower’s request (including reasonable attorneys’ fees and the Review Fee, provided no Transfer Fee shall be due);

(F)            a lien permitted pursuant to Section 11.02 (Liens, Transfers, and Assumptions – Covenants) of this Master Agreement; or

(G)            the conveyance of any Mortgaged Property following a Foreclosure Event.

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Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)            No Transfers of Restricted Ownership Interest.

Other than a Transfer to which Lender has consented in writing or as otherwise specifically set forth in this Article 11 (Liens, Transfers, and Assumptions), Borrower shall not cause or permit a Change of Control or a Transfer:

(A)            of any direct or indirect Ownership Interests that would result in a Change of Control;

(B)            of a Restricted Ownership Interest;

(C)            of fifty percent (50%) or more of Key Principal’s or Guarantor’s direct or indirect Ownership Interests in Borrower that existed on the Effective Date that such Borrower joined into the Master Agreement (individually or on an aggregate basis);

(D)            of any direct or indirect Ownership Interest in Borrower, Key Principal, or Guarantor (if applicable) if such Transfer would result in a violation of Section 4.02(b) (Economic Sanctions, Anti-Money Laundering, and Anti-Corruption);

(E)            of the economic benefits or rights to cash flows attributable to any Ownership Interest in Borrower, Key Principal, or Guarantor separate from the Transfer of the underlying Ownership Interest if the Transfer of the underlying Ownership Interest is prohibited by this Master Agreement; or

(F)            if, after giving effect to such Transfer (i) any Borrower fails to be under common Control or (ii) each Borrower does not have Identical Beneficial Ownership.

Notwithstanding the restrictions on the Restricted Ownership Interest, to the extent a Restricted Ownership Interest is held by a Publicly-Held Corporation, a Publicly-Held Trust or Publicly-Held Class A Interests, a Transfer of any Ownership Interest in such Publicly-Held Corporation, Publicly-Held Trust, or Publicly-Held Class A Interests shall not be prohibited under this Master Agreement as long as (1) such Transfer does not result in a conversion of such Publicly-Held Corporation, Publicly-Held Trust, Publicly-Held Class A Interests or NERA to a privately held entity, and (2) Borrower provides written notice to Lender not later than thirty (30) days thereafter of any such Transfer that results in any Person owning ten percent (10%) or more of the Ownership Interests in such Publicly-Held Corporation, Publicly-Held Trust, or Publicly-Held Class A Interests.

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Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(3)            [Intentionally Deleted.]

(4)            Name Change or Entity Conversion.

(A)           Lender shall consent to a Borrower changing its name, changing its jurisdiction of organization, or converting from one type of legal entity into another type of legal entity for any lawful purpose, provided that:

(i)            Lender receives written notice at least thirty (30) days prior to such change or conversion, which notice shall include organizational charts that reflect the structure of such Borrower both prior to and subsequent to such name change or entity conversion;

(ii)           such Transfer is not otherwise prohibited under the provisions of Section 11.02(b)(2) (No Transfers of Restricted Ownership Interest);

(iii)          Borrower executes an amendment to this Master Agreement and any other Loan Documents required by Lender documenting the name change or entity conversion;

(iv)          Borrower agrees and acknowledges, at Borrower’s expense, that (1) Borrower will execute and record in the land records any instrument required by the Property Jurisdiction to be recorded to evidence such name change or entity conversion (or provide Lender with written confirmation from the title company (via electronic mail or letter) that no such instrument is required), (2) Borrower will execute any additional documents required by Lender, including the amendment to this Master Agreement, and allow such documents to be recorded or filed in the land records of the Property Jurisdiction, (3) Lender will obtain a “date-down” endorsement to Lender’s Title Policy (or obtain a new Title Policy if a “date-down” endorsement is not available in the Property Jurisdiction), evidencing title to the Mortgaged Property being in the name of the successor entity and the Lien of the Security Instrument against the Mortgaged Property, and (4) Lender will file any required UCC-3 financing statement and make any other filing deemed necessary to maintain the priority of its Liens on the Mortgaged Property; and

(v)           no later than ten (10) days subsequent to such name change or entity conversion, Borrower shall provide Lender (1) the documentation filed with the appropriate office in such Borrower’s state of formation evidencing such name change or entity conversion, (2) copies of the Organizational Documents of such Borrower, including any amendments, filed with the appropriate office in Borrower’s state of formation reflecting the post-conversion Borrower name, form of organization, and structure, and (3) if available, new certificates of good standing or valid formation for such Borrower.

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Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(B)            Any conversion of Key Principal or Guarantor from one type of entity to another type of entity or any related amendment or modification to the governing instruments of Key Principal or Guarantor shall be consented to by Lender provided the following conditions are satisfied:

(i)            no Change of Control or Transfer of a Restricted Ownership Interest occurs as a result of any such Transfer;

(ii)           the decision-making powers and rights of any board of directors (or such equivalent governing body) of Key Principal and any board of directors (or such equivalent governing body) of Guarantor (each such board or equivalent governing body being referred to herein as the “Governing Body”) are not eliminated, materially impaired, or materially reduced as a result of such Transfer (provided, however, that the creation of new committees of the Governing Body of Key Principal or of Guarantor that are delegated certain powers and authority of the Governing Body of Key Principal or of Guarantor (as applicable) will not be deemed to be an elimination, material impairment, or material reduction of the decision-making powers of the Governing Body of Key Principal or of Guarantor, so long as the Governing Body of Key Principal or of Guarantor (as applicable) Controls the composition of any such committee and has the right to rescind any such delegation);

(iii)          the Governing Body of Key Principal or of Guarantor continue to exist and Control the Key Principal or Guarantor, as applicable; and

(iv)          Borrower shall provide Lender ten (10) days’ prior written notice of such conversion, which notice shall include organizational charts that reflect the structure of Borrower and Guarantor both prior to and subsequent to such Transfer.

Notwithstanding the foregoing, Borrower shall provide Lender prompt notice of any name change or entity conversion of any other Identified Party.

(5)            No Delaware Statutory Trust or Series LLC Conversion.

Notwithstanding any provisions herein to the contrary, no Borrower Entity shall convert to a Delaware Statutory Trust or a series limited liability company.

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Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(6)            Plans of Division.

Borrower shall not Divide. Lender shall consent to a Division by Guarantor or Key Principal provided that:

(A)            Lender receives written notice at least thirty (30) days prior to the effective date of such Division, which notice shall include (i) a certification acceptable to Lender that such Division is not otherwise prohibited under the provisions of Article 11 (Liens, Transfers, and Assumptions), (ii) a copy of the plan of division, and (iii) organizational charts that reflect the organizational structure of Borrower, Guarantor, and Key Principal both prior to and subsequent to such Division;

(B)            no later than ten (10) days subsequent to such Division, Borrower shall provide Lender (i) the certificate of division or such other documentation filed with the appropriate office evidencing such Division, (ii) copies of the Organizational Documents of Borrower (if amended), Guarantor, and Key Principal, including any amendments thereto, that reflect the post-Division organizational structure, and (iii) new certificates of good standing or valid formation for Borrower (if amended), Guarantor, and Key Principal; and

(C)            Borrower has paid to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower’s request (including reasonable attorneys’ fees and a $25,000 review fee, which shall be in lieu of any other Review Fee or Transfer Fee).

(c)	No Other Indebtedness.

Other than the Advances, Borrower shall not incur or be obligated at any time with respect to any loan or other indebtedness (except trade payables as otherwise permitted in this Master Agreement), including any indebtedness secured by a Lien on, or the cash flows from, the Mortgaged Property.

(d)	No Mezzanine Financing or Preferred Equity.

Neither Borrower nor any direct or indirect owner of Borrower shall: (1) incur any Mezzanine Debt other than Permitted Mezzanine Debt; (2) issue any Preferred Equity other than Permitted Preferred Equity; or (3) incur any similar indebtedness or issue any similar equity.

Section 11.03	Administration Matters Regarding Liens, Transfers, and Assumptions.

(a)	Transfer of Collateral Pool.

Lender shall consent to a Transfer of the entire Collateral Pool to and an assumption of the Loan Documents by a new borrower and/or a new key principal and/or a new guarantor if each of the following conditions is satisfied prior to the Transfer:

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Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(1)            Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(a) (Transfer of Collateral Pool);

(2)            no Event of Default has occurred and is continuing, and no Potential Event of Default has occurred and is continuing;

(3)            Lender determines that:

(A)            the proposed new borrower, new key principal, and any other new guarantor fully satisfy all of Lender’s then-applicable borrower, key principal, or guarantor eligibility, credit, management, and other loan underwriting standards, which shall include an analysis of (i) the previous relationships between Lender and the proposed new borrower, new key principal, new guarantor, and any Person in Control of them, and the organization of the new borrower, new key principal, and new guarantor (if applicable), and (ii) the operating and financial performance of the Mortgaged Property, including physical condition and occupancy;

(B)            after giving effect to the Transfer, the SPE Requirements shall be satisfied;

(C)            none of the proposed new borrower, new key principal, and any new guarantor, or any owners of the proposed new borrower, new key principal, and any new guarantor, are a Prohibited Person, and such Transfer would not result in a violation of the requirements of Section 11.02(b)(2)(D) (No Transfers of Restricted Ownership Interest); and

(D)            none of the proposed new borrower, new key principal, and any new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Latest Facility Termination Date;

(4)            [reserved];

(5)            the proposed new borrower has:

(A)            executed an assumption agreement acceptable to Lender that, among other things, requires the proposed new borrower to assume and perform all obligations of Borrower (or any other transferor), and that may require that the new borrower comply with any provisions of any Loan Document which previously may have been waived by Lender for Borrower, subject to the terms of Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent);

(B)            if required by Lender, delivered to the Title Company for filing or recording in all applicable jurisdictions, all applicable Loan Documents including the assumption agreement to correctly evidence the assumption and the confirmation, continuation, perfection, and priority of the Liens created hereunder and under the other Loan Documents; and

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Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(C)            delivered to Lender a “date-down” endorsement to the Title Policy acceptable to Lender (or a new title insurance policy if a “date-down” endorsement is not available);

(6)            one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(A)            an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty given in connection with the Loan Documents; or

(B)            a substitute Non-Recourse Guaranty and other substitute guaranty in a form acceptable to Lender;

(7)            Lender has reviewed and approved the Transfer documents;

(8)            Borrower has satisfied the applicable provision of Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent) including Lender’s receipt of the fees described in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent); and

(9)            with respect to any MBS trust that directly or indirectly holds an Advance and issues MBS that are Outstanding, the Transfer shall not result in an Adverse Tax Event.

(b)	Transfers to Key Principal-Owned Affiliates or Guarantor-Owned Affiliates.

(1)            Except as otherwise covered in Section 11.03(b)(2) below, Transfers of Ownership Interests in Borrower to Key Principal or Guarantor, or to a transferee through which Key Principal or Guarantor (as applicable) Controls Borrower shall be consented to by Lender if (A) such Transfer does not cause a Change of Control, (B) there is no diminution in Key Principal’s or Guarantor’s Ownership Interests in Borrower as a result of such Transfer, and (C) such Transfer satisfies the applicable requirements of Section 11.03(a) (Transfer of Collateral Pool) as they would relate to such transferee, other than Section 11.03(a)(5) (Transfer of Collateral Pool).

(2)            [Intentionally deleted.]

If the conditions set forth in this Section 11.03(b) (Transfers to Key Principal-Owned Affiliates or Guarantor-Owned Affiliates) are satisfied, the Transfer Fee shall be waived provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent).

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Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)	Estate Planning.

Notwithstanding the provisions of Section 11.02(b)(2) (No Transfers of Restricted Ownership Interest), so long as (1) the Transfer does not cause a Change of Control and (2) Key Principal and Guarantor, as applicable, maintain the same right and ability to Control Borrower as existed prior to the Transfer, Lender shall consent to Transfers of direct or indirect Ownership Interests in Borrower, and Transfers of direct or indirect Ownership Interests in an entity Key Principal or entity Guarantor to:

(A)            Immediate Family Members of such transferor each of whom must have obtained the legal age of majority;

(B)            United States domiciled trusts established for the benefit of the transferor or Immediate Family Members of the transferor; or

(C)            partnerships or limited liability companies of which the partners or members, respectively, are comprised entirely of (i) such transferor and Immediate Family Members (each of whom must have obtained the legal age of majority) of such transferor, (ii) Immediate Family Members (each of whom must have obtained the legal age of majority) of such transferor, or (iii) United States domiciled trusts established for the benefit of the transferor or Immediate Family Members of the transferor.

If the conditions set forth in this Section 11.03(c) (Estate Planning) are satisfied, the Transfer Fee shall be waived provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent).

(d)	Termination or Revocation of Trust.

If any of Borrower, Guarantor, or Key Principal is a trust (other than a REIT), or if a Restricted Ownership Interest would be Transferred, or if Control of Borrower, Guarantor, or Key Principal would be Transferred due to the termination or revocation of a trust, the termination or revocation of such trust is an unpermitted Transfer; provided that the termination or revocation of the trust due to the death of an individual trustor shall not be considered an unpermitted Transfer so long as:

(1)            Lender is notified within thirty (30) days of the death; and

(2)            such Borrower, Guarantor, Key Principal, or other Person, as applicable, is replaced with an individual or entity acceptable to Lender, in accordance with the provisions of Section 11.03(a) (Transfer of Collateral Pool) within ninety (90) days of the date of the death causing the termination or revocation.

If the conditions set forth in this Section 11.03(d) (Termination or Revocation of Trust) are satisfied, the Transfer Fee shall be waived; provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent).

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Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)	Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death.

(1)            If a Key Principal or Guarantor that is a natural person dies, or if a Transfer of a Restricted Ownership Interest or a Change of Control occurs as a result of the death of a Person (except in the case of trusts which is addressed in Section 11.03(d) (Termination or Revocation of Trust)), Borrower must notify Lender in writing within ninety (90) days in the event of such death. Unless waived in writing by Lender, the deceased shall be replaced by an individual or entity within one hundred eighty (180) days, subject to Borrower’s satisfaction of the following conditions:

(A)            Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(e) (Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death);

(B)             Lender determines that, if applicable:

(i)            any proposed new key principal and any other new guarantor (or Person Controlling such new key principal or new guarantor) fully satisfies all of Lender’s then-applicable key principal or guarantor eligibility, credit, management, and other loan underwriting standards (including any standards with respect to previous relationships between Lender and the proposed new key principal and new guarantor (or Person Controlling such new key principal or new guarantor) and the organization of the new key principal and new guarantor);

(ii)           none of any proposed new key principal or any new guarantor, or any owners of the proposed new key principal or any new guarantor, is a Prohibited Person, and such Transfer would not result in a violation of the requirements of Section 11.02(b)(2)(D) (No Transfers of Restricted Ownership Interest); and

(iii)          none of any proposed new key principal or any new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Latest Facility Termination Date; and

(C)            if applicable, one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(i)            an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty given in connection with this Master Agreement; or

(ii)           a substitute Non-Recourse Guaranty and other substitute guaranty in a form acceptable to Lender.

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HAMILTON/KeyBank (2021 MCFA)

(2)            In the event a replacement Key Principal, Guarantor, or other Person is required by Lender due to the death described in this Section 11.03(e) (Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death), and such replacement has not occurred within such period, the period for replacement may be extended by Lender to a date not more than one (1) year from the date of such death; however, Lender may require as a condition to any such extension that:

(A)            the then-current property manager be replaced with a property manager reasonably acceptable to Lender (or if a property manager has not been previously engaged, a property manager reasonably acceptable to Lender be engaged); or

(B)             a lockbox agreement or similar cash management arrangement (with the property manager) reasonably acceptable to Lender during such extended replacement period be instituted.

If the conditions set forth in this Section 11.03(e) (Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death) are satisfied, the Transfer Fee shall be waived, provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent).

(f)	[Intentionally Deleted.]

(g)	Further Conditions on Transfers Requiring Lender’s Consent.

(1)            In connection with any Transfer for which Lender’s approval is required under this Master Agreement including any Transfer under Section 11.02(b)(1)(A) (Liens, Transfers, and Assumptions – Covenants – Transfers – Mortgaged Property) and Section 11.03(a) (Transfer of Collateral Pool), Lender may, as a condition to any such approval, require:

(A)            additional collateral, guaranties, or other credit support to mitigate any risks concerning the proposed transferee or the performance or condition of any Mortgaged Property;

(B)             amendment of the Loan Documents to delete or modify any specially negotiated terms or provisions previously granted for the exclusive benefit of original Borrower, Key Principal, or Guarantor and to restore the original provisions of the standard Fannie Mae form multifamily loan documents, to the extent such provisions were previously modified or to avoid the occurrence of an Adverse Tax Event;

(C)             a modification to the amounts required to be deposited into the Reserve/Escrow Account pursuant to the terms of Section 13.02(a)(3)(B) (Adjustment to Deposits – Transfers);

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HAMILTON/KeyBank (2021 MCFA)

(D)            in connection with any assumption of the Loan Documents, after giving effect to the assumption, the provisions of the General Conditions Schedule shall be satisfied;

(E)             delivery to the Title Company for filing or recording in all applicable jurisdictions, all applicable Loan Documents including assumption documents and any other appropriate documents in form and substance reasonably satisfactory to Lender in form proper for recordation as may be necessary in the opinion of Lender to correctly evidence the assumptions and the confirmation of Liens created hereunder;

(F)             with respect to any MBS trust that directly or indirectly holds an Advance and issues MBS that are Outstanding, the Transfer shall not result in an Adverse Tax Event; or

(G)             the Transfer would not violate the requirements of Section 11.02(b)(2)(D) (No Transfers of Restricted Ownership Interest).

(2)            In connection with any request by Borrower for consent to a Transfer, Borrower shall pay to Lender upon demand:

(A)            the Transfer Fee (to the extent charged by Lender);

(B)             the Review Fee (regardless of whether Lender approves or denies such request); and

(C)             all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing the Transfer request, regardless of whether Lender approves or denies such request.

(h)	Additional Permitted Transfers; Notice of Transfers.

(1)            Termination of Harold Brown 2013 Revocable Trust.

Notwithstanding anything to the contrary in this Article 11 (Liens, Transfers, and Assumptions), including Section 11.03(d) (Termination or Revocation of Trust), the termination of the Harold Brown 2013 Revocable Trust (“HB Trust”) and disposition of the assets of the HB Trust including the Ownership Interests in NewReal in accordance with the HB Trust Agreement shall be permitted without the consent of Lender and without the payment of a Transfer Fee, provided that the following conditions are satisfied:

(A)            Borrower provides Lender with written notice at least thirty (30) days after such Transfer, and provides with such notice the following:

(i)            the identity of the transferee;

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(ii)           a list of all direct and indirect owners of a transferee that is an entity;

(iii)          an organizational chart of Borrower and Key Principal reflecting all direct and indirect owners Controlling Borrower and Key Principal, and all Organizational Documents relevant to, the proposed Transfer;

(iv)          the effective date of the transfer and copies of all transfer documents; and

(v)           a certification from Borrower that no Change of Control and no other Transfer of a Restricted Ownership Interest shall occur as a result of such Transfer;

(B)             the HB Trust assets are distributed strictly in accordance with the HB Trust Agreement to Jameson Brown and Harley Brown (each a “Descendant”) or partnerships or limited liability companies (“Family Entity”) on their behalf of which (i) the partners or members, respectively, are comprised entirely of (1) such Descendant and Immediate Family Members (each of whom must have obtained the legal age of majority) of such Descendant, (2) Immediate Family Members (each of whom must have obtained the legal age of majority) of such Descendant, or (3) United States domiciled trusts established for the benefit of the Descendant or Immediate Family Members of the Descendant, and (ii) such Descendant Controls, directly or indirectly, such Family Entity holding such individuals Ownership Interests in NewReal distributed pursuant to the HB Trust agreement;

(C)             no Change of Control occurs;

(D)             no other Transfer of a Restricted Ownership Interest occurs;

(E)             Key Principal maintains the same right and ability to Control Borrower as existed prior to the Transfer;

(F)             if any Person will own twenty-five percent (25%) or more of the Ownership Interests in NewReal that did not own twenty-five percent (25%) or more before the Transfer, such Person shall not, as of the date of the Transfer, be a Prohibited Person;

(G)             Borrower shall execute upon demand such documents or certifications as Lender reasonably requires in order to confirm the post-transfer ownership structure, compliance with the stated conditions, and any other relevant factual matter; and

(H)            Borrower shall pay the Review Fee and all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees).

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Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)            Transfers Among Brown Family Members.

Notwithstanding anything to the contrary in this Article 11 (Liens, Transfers, and Assumptions) Transfers of Ownership Interests in NewReal between or among any of (1) Jameson Brown, (2) Harley Brown, (3) Ronald Brown, (4) any Family Entity (as defined in Section 11.03(h)(1) above) majority owned and Controlled by Jameson Brown, Harley Brown or Ronald Brown or their Immediate Family Members each of whom must have obtained the legal age of majority or United States, and (5) domiciled trusts established for the benefit of Jameson Brown, Harley Brown and/or Ronald Brown or their Immediate Family Member, shall be permitted without the consent of Lender and without the payment of a Transfer Fee, provided that the following conditions are satisfied:

(A)            Borrower provides Lender with written notice at least thirty (30) days after such Transfer, and provides with such notice the following:

(i)            the identity of the transferor and transferee;

(ii)           a list of all direct and indirect owners of a transferee that is an entity;

(iii)          an organizational chart of Borrower and Key Principal reflecting all direct and indirect owners Controlling Borrower and Key Principal, and all Organizational Documents relevant to, the proposed Transfer;

(iv)          the effective date of the transfer and copies of all transfer documents; and

(v)           a certification from Borrower that no Change of Control and no other Transfer of a Restricted Ownership Interest shall occur as a result of such Transfer;

(B)             no Change of Control occurs;

(C)             Key Principal maintains the same right and ability to Control Borrower as existed prior to the Transfer;

(D)             if any Person will own twenty-five percent (25%) or more of the Ownership Interests in NewReal that did not own twenty-five percent (25%) or more before the Transfer, such Person shall not, as of the date of the Transfer, be a Prohibited Person;

(E)             Borrower shall pay the Review Fee and all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees); and

Master Credit Facility Agreement	Form 6001.MCFA	Page 84
Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(F)             Borrower shall execute upon demand such documents or certifications as Lender reasonably requires in order to confirm the post-transfer ownership structure, compliance with the stated conditions, and any other relevant factual matter.

(3)            Notice of Transfers or Removal of Jameson Brown from Board of Directors of NewReal.

Borrower shall provide or cause to be provided to Lender notice of each of the following regardless of whether Lender consent is required in connection with such Transfer:

(A)            each Transfer by Jameson Brown of any Ownership Interests in NewReal held by Jameson Brown within thirty (30) days of such Transfer;

(B)            each Transfer by Harley Brown of any Ownership Interests in NewReal held by Harley Brown within thirty (30) days of such Transfer;

(C)            each Transfer by Ronald Brown of any Ownership Interests in NewReal held by Ronald Brown within thirty (30) days of such Transfer; and

(D)            the removal (with or without cause) of, or resignation or withdrawal by, Jameson Brown from the board of directors of NewReal.

Article 12
IMPOSITIONS

Section 12.01        Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 12.01 (Impositions – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)	Payment of Taxes, Assessments, and Other Charges.

Borrower has:

(1)            paid (or with the approval of Lender, established an escrow fund sufficient to pay when due and payable) all amounts and charges relating to the Mortgaged Properties that have become due and payable before any fine, penalty interest, lien, or costs may be added thereto, including Impositions, leasehold payments, and ground rents;

(2)            paid all Taxes for the Mortgaged Properties that have become due before any fine, penalty interest, lien, or costs may be added thereto pursuant to any notice of assessment received by Borrower and any and all taxes that have become due against Borrower before any fine, penalty interest, lien, or costs may be added thereto;

Master Credit Facility Agreement	Form 6001.MCFA	Page 85
Article 11	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(3)            no knowledge of any basis for any additional assessments;

(4)            no knowledge of any presently pending special assessments against all or any part of the Mortgaged Properties, or any presently pending special assessments against Borrower; and

(5)            not received any written notice of any contemplated special assessment against any Mortgaged Property, or any contemplated special assessment against Borrower.

Section 12.02         Covenants.

(a)	Imposition Deposits, Taxes, and Other Charges.

Borrower shall:

(1)            deposit the Imposition Deposits with Lender on each Payment Date (or on another day designated in writing by Lender) in amount sufficient, in Lender’s discretion, to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added, plus an amount equal to no more than one-sixth (or the amount permitted by Applicable Law) of the Impositions for the trailing twelve (12) months (calculated based on the aggregate annual Imposition costs divided by twelve (12) and multiplied by two (2));

(2)            deposit with Lender, within ten (10) days after written notice from Lender (subject to Applicable Law), such additional amounts estimated by Lender to be reasonably necessary to cure any deficiency in the amount of the Imposition Deposits held for payment of a specific Imposition;

(3)            except as set forth in Section 12.03(c) (Payment of Impositions; Sufficiency of Imposition Deposits) below, pay all Impositions, leasehold payments, ground rents, and Taxes when due and before any fine, penalty interest, lien, or costs may be added thereto;

(4)            promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and, if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments; and

(5)            promptly deliver to Lender a copy of all notices of any special assessments and contemplated special assessments against any Mortgaged Property or Borrower.

Section 12.03          Administration Matters Regarding Impositions.

(a)	Maintenance of Records by Lender.

Lender shall maintain records of the monthly and aggregate Imposition Deposits held by Lender for the purpose of paying Taxes, insurance premiums, and each other obligation of Borrower for which Imposition Deposits are required.

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(b)	Imposition Accounts.

All Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency and which accounts meet the standards for custodial accounts as required by Lender from time to time. Lender shall not be obligated to open additional accounts, or deposit Imposition Deposits in additional institutions, when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. No interest, earnings, or profits on the Imposition Deposits shall be paid to Borrower unless Applicable Law so requires. Imposition Deposits shall not be trust funds, or operate to reduce the Indebtedness, unless applied by Lender for that purpose in accordance with this Master Agreement. For the purposes of §9-104(a)(3) of the UCC, Lender is the owner of the Imposition Deposits and shall be deemed a “customer” with sole control of the account holding the Imposition Deposits.

(c)	Payment of Impositions; Sufficiency of Imposition Deposits.

Lender may pay an Imposition according to any bill, statement, or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement, or estimate or into the validity of the Imposition. Imposition Deposits shall be required to be used by Lender to pay Taxes, insurance premiums and any other individual Imposition only if:

(1)            no Event of Default exists;

(2)            Borrower has timely delivered to Lender all applicable bills or premium notices that it has received; and

(3)            sufficient Imposition Deposits are held by Lender for each Imposition at the time such Imposition becomes due and payable.

Lender shall have no liability to Borrower or any other Person for failing to pay any Imposition if any of the conditions are not satisfied. If at any time the amount of the Imposition Deposits held for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender to be held in connection with such Imposition, the excess may be credited against future installments of Imposition Deposits for such Imposition.

(d)	Imposition Deposits Upon Event of Default.

If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in such amount and in such order as Lender determines, to pay any Impositions or as a credit against the Indebtedness.

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(e)	Contesting Impositions.

Other than insurance premiums, Borrower may contest, at its expense, by appropriate legal proceedings, the amount or validity of any Imposition if:

(1)            Borrower notifies Lender of the commencement or expected commencement of such proceedings;

(2)            Lender determines that the applicable Mortgaged Property is not in danger of being sold or forfeited;

(3)            Borrower deposits with Lender (or the applicable Governmental Authority if required by Applicable Law) reserves sufficient to pay the contested Imposition, if required by Lender (or the applicable Governmental Authority);

(4)            Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested in writing by Lender; and

(5)            Borrower commences, and at all times thereafter diligently prosecutes, such contest in good faith until a final determination is made by the applicable Governmental Authority.

(f)	Release to Borrower.

Upon payment in full of all sums secured by the Security Instrument and this Master Agreement and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower the balance of any Imposition Deposits then on deposit with Lender.

Article 13
REPLACEMENTS, REPAIRS, AND RESTORATION

Section 13.01          Covenants.

(a)	Initial Deposits to Replacement Reserve Account, Repairs Escrow Account, and Restoration Reserve Account.

(1)            On the Effective Date, Borrower shall pay to Lender:

(A)            the Initial Replacement Reserve Deposit for deposit into the Replacement Reserve Account; and

(B)             the Repairs Escrow Deposit for deposit into the Repairs Escrow Account.

(2)            After an event of loss (except as set forth in Section 9.03(b)(2) (Application of Proceeds on Event of Loss)), Borrower shall deliver or cause to be delivered to Lender any insurance proceeds received under any insurance policy required to be maintained in accordance with Article 9 (Insurance).

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(b)	Monthly Replacement Reserve Deposits.

Borrower shall deposit the applicable Monthly Replacement Reserve Deposit into the Replacement Reserve Account on each Payment Date.

(c)	Payment and Deliverables for Replacements, Repairs, and Restoration.

Borrower shall:

(1)            pay all invoices for Replacements, Repairs, and Restoration, regardless of whether funds on deposit in the applicable Reserve/Escrow Account, are sufficient to pay the full amount of such invoices, prior to any request for disbursement from such Reserve/Escrow Account (unless Lender has agreed to issue joint checks in connection with a particular Replacement, Repair, or Restoration);

(2)            pay all applicable fees and charges of any Governmental Authority on account of the Replacements, Repairs, and Restoration, as applicable;

(3)            provide evidence satisfactory to Lender of completion of the Replacements, Restoration (within the period required under Section 9.03(b)(1)(B)(iv) (Application of Proceeds on Event of Loss) or such other period required by Lender), and any Required Repairs (within the Completion Period or within such other period or by such other date set forth in the Required Repair Schedule and any Borrower Requested Repairs and Additional Lender Repairs (by the date specified by Lender for any such Borrower Requested Repairs or Additional Lender Repairs)); and

(4)            prior to commencement of any Restoration, Borrower shall deliver to Lender, for Lender’s review and approval:

(A)            a copy of the plans and specifications for the Restoration; and

(B)             a copy of all building and other permits and authorizations required by any law, ordinance, statute, rule or regulation of the Governmental Authority to carry out the Restoration.

(d)	Assignment of Contracts for Replacements, Repairs, and Restoration.

Borrower shall collaterally assign to Lender as additional security any contract or subcontract for Replacements, Repairs, or Restoration, upon Lender’s written request, on a form of assignment approved by Lender.

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(e)	Indemnification.

If Lender elects to exercise its rights under Section 14.03 (Additional Lender Rights; Forbearance) due to Borrower’s failure to timely commence or complete any Replacements, Repairs, or Restoration, Borrower shall indemnify and hold Lender harmless for, from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, and costs or expenses, including litigation costs and reasonable attorneys’ fees, arising from or in any way connected with the performance by Lender of the Replacements, Repairs, or Restoration or the investment of the Reserve/Escrow Account Funds; provided that Borrower shall have no indemnity obligation if such actions, suits, claims, demands, liabilities, losses, damages, obligations, and costs or expenses, including litigation costs and reasonable attorneys’ fees, arise as a result of the willful misconduct or gross negligence of Lender, Lender’s agents, employees, or representatives as determined by a court of competent jurisdiction pursuant to a final non-appealable court order.

(f)	Amendments to Loan Documents.

Subject to Section 5.02 (The Advances – Covenants) Borrower shall execute and deliver to Lender, upon written request, an amendment to this Master Agreement, the Security Instrument, any other Loan Document deemed necessary or desirable to perfect Lender’s lien upon any portion of each Mortgaged Property for which Reserve/Escrow Account Funds were expended.

(g)	Administration Fees and Expenses.

Borrower shall pay to Lender:

(1)            by the date specified in the applicable invoice, the Repairs Escrow Account Administration Fee, the Replacement Reserve Account Administration Fee, and the Restoration Reserve Account Administration Fee for Lender’s services in administering the Reserve/Escrow Accounts and investing the Reserve/Escrow Account Funds;

(2)            upon demand, a reasonable inspection fee, not exceeding the Maximum Inspection Fee, for each inspection of a Mortgaged Property by Lender in connection with a Repair, Replacement, or Restoration item, plus all other reasonable costs and out-of-pocket expenses relating to such inspections; and

(3)            upon demand, all reasonable fees charged by any engineer, architect, inspector or other person inspecting a Mortgaged Property on behalf of Lender for each inspection of such Mortgaged Property in connection with a Repair, Replacement, or Restoration item, plus all other reasonable costs and out-of-pocket expenses relating to such inspections.

Master Credit Facility Agreement	Form 6001.MCFA	Page 90
Article 13	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Section 13.02             Administration Matters Regarding Reserves.

(a)	Accounts, Deposits, and Disbursements.

(1)            Custodial Accounts.

(A)            The Replacement Reserve Account shall be an interest-bearing account that meets the standards for custodial accounts as required by Lender from time to time. Lender shall not be responsible for any losses resulting from the investment of the Replacement Reserve Deposits or for obtaining any specific level or percentage of earnings on such investment. All interest, if any, earned on the Replacement Reserve Deposits shall be added to and become part of the Replacement Reserve Account; provided, however, if Applicable Law requires, and so long as no Event of Default has occurred and is continuing under any of the Loan Documents, Lender shall pay to Borrower the interest earned on the Replacement Reserve Account not less frequently than the Replacement Reserve Account Interest Disbursement Frequency.

(B)             Lender shall not be obligated to deposit the Repairs Escrow Deposits or any funds held in the Restoration Reserve Account into an interest-bearing account.

(C)             In no event shall Lender be obligated to disburse funds from the Reserve/Escrow Account if an Event of Default has occurred and is continuing.

(2)            Disbursements by Lender Only.

Only Lender or a designated representative of Lender may make disbursements from the Reserve/Escrow Accounts. Disbursements shall only be made upon Borrower request and after satisfaction of all conditions for disbursement.

(3)            Adjustment to Deposits.

(A)            Mortgaged Properties in Collateral Pool over Ten (10) Years.

If any Mortgaged Property is part of the Collateral Pool for ten (10) years or more (or five (5) years for any Mortgaged Property that is an “affordable housing property” as indicated on the Summary of Master Terms), a property condition assessment shall be ordered by Lender for such Mortgaged Property at the expense of Borrower (which expense may be paid out of the Replacement Reserve Account if excess funds are available). The property condition assessment shall be performed no earlier than the sixth month and no later than the ninth month of the tenth year after such Mortgaged Property was added to the Collateral Pool and thereafter every tenth year such Mortgaged Property was added to the Collateral Pool (or every fifth year for any Mortgaged Property that is an “affordable housing property” as indicated on the Summary of Master Terms and every fifth year thereafter if the Term of the Master Agreement exceeds ten (10) years). After review of the property condition assessment, the amount of the Monthly Replacement Reserve Deposit may be adjusted by Lender for the remaining Facility Year by written notice to Borrower so that the Monthly Replacement Reserve Deposits are sufficient to fund the Replacements as and when required and/or the amount to be held in the Repairs Escrow Account may be adjusted by Lender so that the Repairs Escrow Deposit is sufficient to fund the Repairs as and when required.

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(B)            Transfers.

In connection with any Transfer of any Mortgaged Property in connection with an assumption, or any Transfer of Ownership Interest(s) in a Borrower Entity that requires Lender’s consent, Lender may review the amounts on deposit, if any, in the Reserve/Escrow Accounts, the amount of the Monthly Replacement Reserve Deposit for the applicable Mortgaged Property(ies) and the likely repairs and replacements required by such Mortgaged Property(ies), and the related contingencies which may arise during the remaining Term of this Master Agreement. Based upon that review, Lender may require an additional deposit to the Replacement Reserve Account, the Repairs Escrow Account, or the Restoration Reserve Account, or an increase in the amount of the Monthly Replacement Reserve Deposit as a condition to Lender’s consent to such Transfer.

(4)            Insufficient Funds.

Lender may, upon ten (10) days’ prior written notice to Borrower, require an additional deposit(s) to the Replacement Reserve Account, the Repairs Escrow Account, or the Restoration Reserve Account, or an increase in the amount of the Monthly Replacement Reserve Deposit, if Lender determines that the amounts on deposit in any of the Reserve/Escrow Accounts are not sufficient to cover the costs for Required Repairs, Required Replacements, or the Restoration or, pursuant to the terms of Section 13.02(a)(9) (Replacements and Repairs Other than Required Replacements or Required Repairs), not sufficient to cover the costs for Borrower Requested Repairs, Additional Lender Repairs, Borrower Requested Replacements, or Additional Lender Replacements. Borrower’s agreement to complete the Replacements, the Repairs, or the Restoration as required by this Master Agreement shall not be affected by the insufficiency of any balance in the Reserve/Escrow Accounts.

(5)            Disbursements for Replacements, Repairs, and Restoration.

(A)            With respect to Replacements, disbursement requests may only be made after completion of the applicable Replacements and only to reimburse the applicable Borrower for the actual approved costs of the Replacements. Lender shall not disburse from the Replacement Reserve Account the costs of routine maintenance to any Mortgaged Property or for costs which are to be reimbursed from the other Reserve/Escrow Account. Disbursement from the Replacement Reserve Account shall not be made more frequently than the Maximum Replacement Reserve Disbursement Interval for such Mortgaged Property. Other than in connection with a final request for disbursement, disbursements from the Replacement Reserve Account shall not be less than the Minimum Replacement Reserve Disbursement Amount for such Mortgaged Property.

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(B)             With respect to Repairs, disbursement requests may only be made after completion of the applicable Repairs and only to reimburse the applicable Borrower for the actual cost of the Repairs, up to the Maximum Repair Cost for such Mortgaged Property. Lender shall not disburse any amounts which would cause the funds remaining in the Repairs Escrow Account after any disbursement (other than with respect to the final disbursement) to be less than the Maximum Repair Cost of the then-current estimated cost of completing all remaining Repairs. Lender shall not disburse from the Repairs Escrow Account the costs of routine maintenance to any Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account or any similar account. Disbursement from the Repairs Escrow Account shall not be made more frequently than the Maximum Repair Disbursement Interval. Other than in connection with a final request for disbursement, disbursements from the Repairs Escrow Account shall not be less than the Minimum Repairs Disbursement Amount for such Mortgaged Property.

(C)             With respect to Restoration, disbursement requests may only be made after completion of the applicable Restoration and only to pay for or reimburse Borrower for the actual approved costs of the Restoration. Each disbursement shall be equal to the amount of the actual approved costs of the Restoration items covered by the disbursement request. In addition, Lender shall not disburse any amounts which would cause the funds remaining in the Restoration Reserve Account after any disbursement (other than with respect to the final disbursement) to be less than the then-current estimated cost of completing all remaining Restoration. Lender shall not disburse from the Restoration Reserve Account the costs of routine maintenance to the Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account. Disbursement from the Restoration Reserve Account shall not be made more frequently than the Maximum Restoration Reserve Disbursement Interval. Other than in connection with a final request for disbursement, disbursements from the Restoration Reserve Account shall not be less than the Minimum Restoration Reserve Disbursement Amount.

(6)            Disbursement Requests.

Borrower must submit a disbursement request in writing for each disbursement from the Reserve/Escrow Account, which disbursement request must specify the items of Replacement, Repairs, or Restoration for which reimbursement is requested (provided that for any Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements and Additional Lender Repairs, Lender shall have approved the use of the Reserve/Escrow Account Funds for such replacements or repairs pursuant to the terms of Section 13.02(a)(9) (Replacements and Repairs Other than Required Replacements or Required Repairs)), and must:

(A)            if applicable, specify the quantity and price of the items or materials purchased, grouped by type or category;

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(B)             if applicable, specify the cost of all contracted labor or other services, including architectural services, involved in the Replacement, Repair, or Restoration for which such request for disbursement is made;

(C)             if applicable, include copies of invoices for all items or materials purchased and all contracted labor or services provided;

(D)             include evidence of payment of such Replacement, Repair, or Restoration satisfactory to Lender (unless Lender has agreed to issue joint checks in connection with a particular Repair, Replacement, or Restoration item as provided in this Master Agreement);

(E)             if applicable, contain a certification by Borrower that the Repair, Replacement, or Restoration has been completed lien free and in a good and workmanlike manner, in accordance with any plans and specifications previously approved by Lender (if applicable) and in compliance with all Applicable Law, and otherwise in accordance with the provisions of this Master Agreement; and

(F)             if applicable, include evidence that any certificates of occupancy required by Applicable Law or any Governmental Authority have been issued.

(7)            Conditions to Disbursement.

In addition to each disbursement request and information required in connection with such disbursement request, Lender may require any or all of the following at the expense of Borrower as a condition to disbursement of Reserve/Escrow Account Funds (provided that for any Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, and Additional Lender Repairs, Lender shall have approved the use of the Reserve/Escrow Account Funds for such replacements or repairs pursuant to the terms of Section 13.02(a)(9) (Replacements and Repairs Other than Required Replacements or Required Repairs)):

(A)            an inspection by Lender of the applicable Mortgaged Property and the applicable Replacement, Repair, or Restoration item;

(B)            an inspection or certificate of completion by an appropriate independent qualified professional (such as an architect, engineer or property inspector, depending on the nature of the Repair, Replacement, or Restoration) selected by Lender;

(C)            either:

(i)            a search of title to the applicable Mortgaged Property effective to the date of disbursement; or

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(ii)           a “date-down” endorsement to Lender’s Title Policy (or a new Lender’s Title Policy if a “date-down” is not available) extending the effective date of such policy to the date of disbursement, and showing no Liens other than (1) Permitted Encumbrances, (2) liens which Borrower is diligently contesting in good faith that have been bonded off to the satisfaction of Lender, or (3) mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials; and

(D)            an acknowledgement of payment, waiver of claims, and release of lien for work performed and materials supplied from each contractor, subcontractor or materialman in accordance with the requirements of Applicable Law and covering all work performed and materials supplied (including equipment and fixtures) for the applicable Mortgaged Property by that contractor, subcontractor, or materialman through the date covered by the disbursement request (or, in the event that payment to such contractor, subcontractor, or materialman is to be made by a joint check, the release of lien shall be effective through the date covered by the previous disbursement).

(8)            Joint Checks for Periodic Disbursements.

Lender may, upon Borrower’s written request, issue joint checks, payable to Borrower and the applicable supplier, materialman, mechanic, contractor, subcontractor or other similar party, if:

(A)            the cost of the Replacement, Repair, or Restoration item exceeds the Replacement Threshold, the Repair Threshold, or the Restoration Threshold, as applicable, for such Mortgaged Property and the contractor performing such Replacement, Repair, or Restoration requires periodic payments pursuant to the terms of the applicable written contract;

(B)             the contract for such Replacement, Repair, or Restoration item requires payment upon completion of the applicable portion of the work;

(C)             Borrower makes the disbursement request after completion of the applicable portion of the work required to be completed under such contract;

(D)             the materials for which the request for disbursement has been made are on site at the applicable Mortgaged Property and are properly secured or installed;

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(E)             Lender determines that the remaining funds in the Reserve/Escrow Account are sufficient to pay the cost of the Replacement, Repair, or Restoration item, as applicable, and the then-current estimated cost of completing all remaining Required Replacements, Restoration, or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender;

(F)             each supplier, materialman, mechanic, contractor, subcontractor, or other similar party receiving payments shall have provided, if requested in writing by Lender, a waiver of liens with respect to amounts which have been previously paid to them; and

(G)             all other conditions for disbursement have been satisfied.

(9)            Replacements and Repairs Other than Required Replacements or Required Repairs.

(A)            Borrower Requested Replacements and Borrower Requested Repairs.

Borrower may submit a disbursement request from the Replacement Reserve Account or the Repairs Escrow Account to reimburse Borrower for any Borrower Requested Replacement or Borrower Requested Repair. The disbursement request must be in writing and include an explanation for such request. Lender shall make disbursements for Borrower Requested Replacements or Borrower Requested Repairs if:

(i)            they are of the type intended to be covered by the Replacement Reserve Account or the Repairs Escrow Account, as applicable;

(ii)           the costs are commercially reasonable;

(iii)          the amount of funds in the Replacement Reserve Account or Repairs Escrow Account, as applicable, is sufficient to pay such costs and the then-current estimated cost of completing all remaining Required Replacements or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; and

(iv)         all conditions for disbursement from the Replacement Reserve Account or Repairs Escrow Account, as applicable, have been satisfied.

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Nothing in this Master Agreement shall limit Lender’s right to require an additional deposit to the Replacement Reserve Account or an increase to the Monthly Replacement Reserve Deposit in connection with any such Borrower Requested Replacements, or an additional deposit to the Repairs Escrow Account for any such Borrower Requested Repairs.

(B)            Additional Lender Replacements and Additional Lender Repairs.

Lender may require, as set forth in Section 6.02(b) (Property Maintenance), Section 6.03(c) (Property Condition Assessment), or otherwise from time to time, upon written notice to Borrower, that Borrower make Additional Lender Replacements or Additional Lender Repairs. Lender shall make disbursements from the Replacement Reserve Account for Additional Lender Replacements or from the Repairs Escrow Account for Additional Lender Repairs, as applicable, if:

(i)            the costs are commercially reasonable;

(ii)           the amount of funds in the Replacement Reserve Account or the Repairs Escrow Account, as applicable, is sufficient to pay such costs and the then-current estimated cost of completing all remaining Required Replacements or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; and

(iii)          all conditions for disbursement from the Replacement Reserve Account or Repairs Escrow Account, as applicable, have been satisfied.

Nothing in this Master Agreement shall limit Lender’s right to require an additional deposit to the Replacement Reserve Account or an increase to the Monthly Replacement Reserve Deposit for any such Additional Lender Replacements or an additional deposit to the Repairs Escrow Account for any such Additional Lender Repair.

(10)          Excess Costs.

In the event any Replacement or Repair exceeds the approved cost set forth on the Required Replacement Schedule for Replacements, or the Maximum Repair Cost for Repairs, as applicable, or any Restoration item exceeds the initial cost approved by Lender for Restoration, Borrower may submit a disbursement request to reimburse Borrower for such excess cost. The disbursement request must be in writing and include an explanation for such request. Lender shall make disbursements from the applicable Reserve/Escrow Account, if:

(A)            the excess cost is commercially reasonable;

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(B)             the amount of funds in the applicable Reserve/Escrow Account is sufficient to pay such excess costs and the then-current estimated cost of completing all remaining Required Replacements, Restoration, or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; and

(C)             all conditions for disbursement from the applicable Reserve/Escrow Account have been satisfied.

(11)          Final Disbursements.

Upon completion and satisfaction of all conditions for disbursements for any Repairs and Restoration, and further provided no Event of Default has occurred and is continuing, Lender shall disburse to Borrower any amounts then remaining in the Repairs Escrow Account or the Restoration Reserve Account, as applicable. Upon payment in full of the Indebtedness and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower any and all amounts then remaining in the Reserve/Escrow Accounts (if not previously released).

(b)	Approvals of Contracts; Assignment of Claims.

Lender retains the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors, or other parties providing labor or materials in connection with the Replacements, Repairs, or Restoration. Notwithstanding Borrower’s assignment (in the Security Instrument) of its rights and claims against all Persons supplying labor or materials in connection with the Replacements, Repairs, or Restoration, Lender will not pursue any such right or claim unless an Event of Default has occurred and is continuing or as otherwise provided in Section 14.03(c) (Appointment of Lender as Attorney-In-Fact).

(c)	Delays and Workmanship.

If any work for any Replacement, Repair, or Restoration item has not timely commenced, has not been timely performed in a workmanlike manner, or has not been timely completed in a workmanlike manner, Lender may, without notice to Borrower:

(1)            withhold disbursements from the applicable Reserve/Escrow Account;

(2)            proceed under existing contracts or contract with third parties to make or complete such Replacements, Repairs, or Restoration item;

(3)            apply the funds in the applicable Reserve/Escrow Account toward the labor and materials necessary to make or complete such Replacements, Repairs, or Restoration items, as applicable; or

(4)            exercise any and all other remedies available to Lender under this Master Agreement or any other Loan Document, including any remedies otherwise available upon an Event of Default pursuant to the terms of Section 14.02 (Remedies).

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To facilitate Lender’s completion and performance of such Replacements, Repairs, or Restoration items, Lender shall have the right to enter onto each Mortgaged Property and perform any and all work and labor necessary to make or complete the Replacements, Repairs, or Restoration and employ watchmen to protect such Mortgaged Property from damage. All funds so expended by Lender shall be deemed to have been advanced to Borrower, and included as part of the Indebtedness and secured by the Security Instrument and this Master Agreement.

(d)	Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c) (Appointment of Lender as Attorney-In-Fact).

(e)	No Lender Obligation.

Nothing in this Master Agreement shall:

(1)            make Lender responsible for making or completing the Replacements, Repairs, or Restoration;

(2)            require Lender to expend funds, whether from any Reserve/Escrow Account, or otherwise, to make or complete any Replacement, Repair, or Restoration item;

(3)            obligate Lender to proceed with the Replacements, Repairs, or Restoration; or

(4)            obligate Lender to demand from Borrower additional sums to make or complete any Replacement, Repair, or Restoration item.

(f)	No Lender Warranty.

Lender’s approval of any plans for any Replacement, Repair, or Restoration, release of funds from the Reserve/Escrow Account, inspection of any Mortgaged Property by Lender or its agents, representatives, or designees, or other acknowledgment of completion of any Replacement, Repair, or Restoration in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty to any Person that the Replacement, Repair, or Restoration has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any Governmental Authority, such responsibility being at all times exclusively that of Borrower.

Article 14
DEFAULTS/REMEDIES

Section 14.01           Events of Default.

The occurrence of any one or more of the following in this Section 14.01 (Events of Default) shall constitute an Event of Default under this Master Agreement.

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(a)	Automatic Events of Default.

Any of the following shall constitute an automatic Event of Default:

(1)            any failure by Borrower to pay or deposit when due any amount required by the Note, this Master Agreement or any other Loan Document;

(2)            any failure by Borrower to maintain the insurance coverage required by any Loan Document;

(3)            any failure by Borrower to comply with the provisions of Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) relating to its single asset status;

(4)            if any warranty, representation, certification, or statement of Borrower or Guarantor in this Master Agreement or any of the other Loan Documents is false, inaccurate, or misleading in any material respect when made;

(5)            fraud, gross negligence, willful misconduct or material misrepresentation or material omission by or on behalf of Borrower, Guarantor or Key Principal or any of their officers, directors, trustees, partners, members, or managers in connection with:

(A)            the application for, or creation of, the Indebtedness;

(B)            any financial statement, rent roll, or other report or information provided to Lender during the Term of this Master Agreement; or

(C)            any request for Lender’s consent to any proposed action, including a request for disbursement of Reserve/Escrow Account Funds or Collateral Account Funds;

(6)            the occurrence of any Transfer not permitted by the Loan Documents;

(7)            the occurrence of a Bankruptcy Event of Borrower, Borrower’s general partner, sole member, or managing member, SPE Owner or Guarantor;

(8)            the commencement of a forfeiture action or other similar proceeding, whether civil or criminal, which, in Lender’s reasonable judgment, could result in a forfeiture of any Mortgaged Property or otherwise materially impair the lien created by this Master Agreement or the Security Instrument or Lender’s interest in any Mortgaged Property;

(9)            if Borrower, Guarantor or Key Principal is a trust (other than a REIT), or if a Transfer of the Restricted Ownership Interest or a Change of Control occurs due to the termination or revocation of a trust, the termination or revocation of such trust, except as set forth in Section 11.03(d) (Termination or Revocation of Trust);

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(10)          any failure by Borrower to complete any Repair related to fire, life, or safety issues in accordance with the terms of this Master Agreement within the Completion Period (or such other date set forth on the Required Repair Schedule or otherwise required by Lender in writing for such Repair);

(11)          any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust, or deed to secure debt on any Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable; or

(12)          a dissolution or liquidation for any reason (whether voluntary or involuntary) of Borrower Entity or any general partner, managing member, or sole member of any Borrower Entity.

(b)	Events of Default Subject to a Specified Cure Period.

Any of the following shall constitute an Event of Default subject to the cure period set forth in the Loan Documents:

(1)            if Key Principal or Guarantor is a natural Person, the death of such individual, unless all requirements of Section 11.03(e) (Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death) are met;

(2)            [intentionally deleted;]

(3)            any failure by Borrower, Key Principal, or Guarantor to comply with the provisions of Section 5.02(b) (Further Assurances) and Section 5.02(c) (Sale of Advances); and

(4)            any failure by Borrower to perform any obligation under this Master Agreement or any Loan Document that is subject to a specified written notice and cure period, which failure continues beyond such specified written notice and cure period as set forth herein or in the applicable Loan Document.

(c)	Events of Default Subject to Extended Cure Period or Release.

The following shall constitute an Event of Default if the existence of such condition or event, or such failure to perform or default in performance continues for a period of thirty (30) days after written notice by Lender to Borrower of the existence of such condition or event, or of such failure to perform or default in performance; provided, however, such period may be extended for up to an additional thirty (30) days if Borrower, in the discretion of Lender, is diligently pursuing a cure of such; provided further, however, no such written notice, grace period or extension shall apply if, in Lender’s discretion, immediate exercise by Lender of a right or remedy under this Master Agreement or any Loan Document is required to avoid harm to Lender or impairment of the Indebtedness, the Mortgaged Property or any other security given to secure the Indebtedness:

(1)            any failure by Borrower to perform any of its obligations under this Master Agreement or any Loan Document (other than those specified in Section 14.01(a) (Automatic Events of Default) or Section 14.01(b) (Events of Default Subject to a Specified Cure Period)) as and when required; or

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(2)            if Lender incurs any costs or expenses or suffers any loss or damage as a result of any claims, actions, suits or proceedings arising from any tenant opportunity to purchase act applicable to and affecting any Mortgaged Property.

Notwithstanding anything to the contrary herein or in any other Loan Document, if an Event of Default shall occur hereunder or under any other Loan Document because a representation, warranty, affirmative covenant, negative covenant, or other provision hereunder or thereunder shall be breached or violated that in Lender’s sole and exclusive judgment is with respect to a particular Mortgaged Property (other than any misappropriation of funds collected in respect thereof) (each, a “Property-Specific Event of Default”), such Event of Default shall be deemed cured if Borrower shall satisfy all of the conditions set forth in Section 2.10(b) (Right to Obtain Releases of Mortgaged Property) of this Master Agreement relating to the Release of such Mortgaged Property from the Collateral Pool within thirty (30) days of Borrower acquiring knowledge of such Event of Default (the “Release Cure Period”). During the Release Cure Period, Lender agrees that it shall not have the right to exercise the remedy set forth in Section 14.02 (Remedies) of this Master Agreement; provided, however, that the foregoing shall not impair Lender’s right to exercise the remedies available to Lender under any of the other Loan Documents or at law or in equity or under Section 14.03(b) (No Waiver of Rights or Remedies) during such Release Cure Period. If Lender shall elect to exercise any such remedies during such period, and if Borrower releases such Mortgaged Property pursuant to the provisions of the Mortgaged Property Release Schedule as described in the preceding sentence and at the time of such release no other Event of Default has occurred and is continuing, Lender shall cease exercising such remedies with respect to the applicable Property-Specific Event of Default and discontinue any proceedings it may have initiated in connection therewith, and the parties shall be restored to their former positions and rights hereunder; provided, however, that if Borrower shall fail to satisfy all of the conditions set forth in the Mortgaged Property Release Schedule relating to the release of such Mortgaged Property from the Collateral Pool during the Release Cure Period, Lender may thereafter exercise any and all remedies available to Lender under Article 14 (Defaults/Remedies) of this Master Agreement, including, without limitation, the remedies set forth in Section 14.02 (Remedies).

Section 14.02            Remedies.

(a)	Acceleration; Foreclosure.

(1)            If an Event of Default has occurred and is continuing, the entire unpaid principal balance of the Advances Outstanding, any Accrued Interest, interest accruing at the Default Rate, the Prepayment Premium (if applicable), and all other Indebtedness, at the option of Lender, shall immediately become due and payable, without any prior written notice to Borrower, unless Applicable Law requires otherwise (and in such case, after any required written notice has been given). Lender may exercise this option to accelerate regardless of any prior forbearance. In addition, Lender shall have all rights and remedies afforded to Lender hereunder and under the other Loan Documents, including, foreclosure on and/or the power of sale of any or all of the Mortgaged Properties, as provided in the Security Instrument, and any rights and remedies available to Lender at law or in equity (subject to Borrower’s statutory rights of reinstatement, if any). Any proceeds of a Foreclosure Event may be held and applied by Lender as additional collateral for the Indebtedness pursuant to this Master Agreement. Notwithstanding the foregoing, the occurrence of any Bankruptcy Event of Borrower shall automatically accelerate the Indebtedness, which Indebtedness shall be immediately due and payable without written notice or further action by Lender.

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(2)            Lender may accelerate any Note without the obligation, but the right to accelerate any other Note (if more than one). In the exercise of its rights and remedies under the Loan Documents, Lender may, except as provided in this Master Agreement, exercise and perfect any and all of its rights in and under the Loan Documents with regard to any Mortgaged Property without the obligation (but with the right) to exercise and perfect its rights and remedies with respect to any other Mortgaged Property. Any such exercise shall be without regard to the Allocable Facility Amount assigned to such Mortgaged Property. Lender may recover an amount equal to the full amount Outstanding in respect of any of the Notes in connection with such exercise. Any such amount shall be applied to the Obligations as determined by Lender.

(b)	Loss of Right to Disbursements from Collateral Accounts.

If an Event of Default has occurred and is continuing, Borrower shall immediately lose all of its rights to receive disbursements from the Reserve/Escrow Accounts and any Collateral Accounts. During the continuance of any such Event of Default, Lender may use the Reserve/Escrow Account Funds and any Collateral Account Funds (or any portion thereof) for any purpose, including:

(1)            repayment of the Indebtedness, including principal prepayments and the Prepayment Premium applicable to such full or partial prepayment, as applicable (however, such application of funds shall not cure or be deemed to cure any Event of Default);

(2)            reimbursement of Lender for all losses and expenses (including reasonable legal fees) suffered or incurred by Lender as a result of such Event of Default;

(3)            completion of the Replacement, Repair, Restoration, or for any other replacement or repair to a Mortgaged Property; and

(4)            payment of any amount expended in exercising (and the exercise of) all rights and remedies available to Lender at law or in equity or under this Master Agreement or under any of the other Loan Documents.

Nothing in this Master Agreement shall obligate Lender to apply all or any portion of the Reserve/Escrow Account Funds or Collateral Account Funds on account of any Event of Default by Borrower or to repayment of the Indebtedness or in any specific order of priority.

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(c)	Remedies Cumulative.

Each right and remedy provided in this Master Agreement is distinct from all other rights or remedies under this Master Agreement or any other Loan Document or afforded by Applicable Law, and each shall be cumulative and may be exercised concurrently, independently or successively, in any order. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of additional default by Borrower in order to exercise any of its remedies with respect to an Event of Default.

Section 14.03            Additional Lender Rights; Forbearance.

(a)	No Effect Upon Obligations.

Lender may, but shall not be obligated to, agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, Guarantor, Key Principal, or other third party obligor, to take any of the following actions:

(1)            the time for payment of the principal of or interest on the Indebtedness may be extended, or the Indebtedness may be renewed in whole or in part;

(2)            the rate of interest on or period of amortization of the Advances or the amount of the Monthly Debt Service Payments payable under the Loan Documents may be modified;

(3)            the time for Borrower’s performance of or compliance with any covenant or agreement contained in any Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived;

(4)            any or all payments due under this Master Agreement or any other Loan Document may be reduced;

(5)            any Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount of the Advances;

(6)            any amounts under this Master Agreement or any other Loan Document may be released;

(7)            any security for the Indebtedness may be modified, exchanged, released, surrendered, or otherwise dealt with, or additional security may be pledged or mortgaged for the Indebtedness;

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(8)            the payment of the Indebtedness or any security for the Indebtedness, or both, may be subordinated to the right to payment or the security, or both, of any other present or future creditor of Borrower; or

(9)            any other terms of the Loan Documents may be modified.

(b)	No Waiver of Rights or Remedies.

Any waiver of an Event of Default or forbearance by Lender in exercising any right or remedy under this Master Agreement or any other Loan Document or otherwise afforded by Applicable Law, shall not be a waiver of any other Event of Default or preclude the exercise or failure to exercise of any other right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise or failure to exercise of any other right available to Lender. Lender’s receipt of any insurance proceeds or amounts in connection with a Condemnation Action shall not operate to cure or waive any Event of Default.

(c)	Appointment of Lender as Attorney-In-Fact.

Borrower hereby irrevocably makes, constitutes, and appoints Lender (and any officer of Lender or any Person designated by Lender for that purpose) as Borrower’s true and lawful proxy and attorney-in-fact (and agent-in-fact) in Borrower’s name, place, and stead, with full power of substitution, to:

(1)            use any Reserve/Escrow Account Funds for the purpose of making or completing the Replacements, Repairs, or Restoration;

(2)            make such additions, changes, and corrections to the Replacements, Repairs, or Restoration as shall be necessary or desirable to complete the Replacements, Repairs, or Restoration;

(3)            employ such contractors, subcontractors, agents, architects, and inspectors as shall be required for such purposes;

(4)            pay, settle, or compromise all bills and claims for materials and work performed in connection with the Replacements, Repairs, or Restoration, or as may be necessary or desirable for the completion of the Replacements, Repairs, or Restoration, or for clearance of title;

(5)            adjust and compromise any claims under any and all policies of insurance required pursuant to this Master Agreement and any other Loan Document, subject only to Borrower’s rights under this Master Agreement;

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(6)            appear in and prosecute any action arising from any insurance policies;

(7)            collect and receive the proceeds of insurance, and to deduct from such proceeds Lender’s expenses incurred in the collection of such proceeds;

(8)            commence, appear in, and prosecute, in Lender’s or Borrower’s name, any Condemnation Action;

(9)            settle or compromise any claim in connection with any Condemnation Action;

(10)          execute all applications and certificates in the name of Borrower which may be required by any of the contract documents;

(11)          prosecute and defend all actions or proceedings in connection with any Mortgaged Property or the rehabilitation and repair of any Mortgaged Property;

(12)          take such actions as are permitted in this Master Agreement and any other Loan Documents;

(13)          execute such financing statements and other documents and to do such other acts as Lender may require to perfect and preserve Lender’s security interest in, and to enforce such interests in, the collateral; and

(14)          carry out any remedy provided for in this Master Agreement and any other Loan Documents, including endorsing Borrower’s name to checks, drafts, instruments, and other items of payment and proceeds of the collateral, executing change of address forms with the postmaster of the United States Post Office serving the address of Borrower, changing the address of Borrower to that of Lender, opening all envelopes addressed to Borrower, and applying any payments contained therein to the Indebtedness.

Borrower hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable and shall not be affected by the disability or incompetence of Borrower. Borrower specifically acknowledges and agrees that this power of attorney granted to Lender may be assigned by Lender to Lender’s successors or assigns as holder of the Note (and the other Loan Documents). The foregoing powers conferred on Lender under this Section 14.03(c) (Appointment of Lender as Attorney-In-Fact) shall not impose any duty upon Lender to exercise any such powers and shall not require Lender to incur any expense or take any action. Borrower hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of any provision of this Master Agreement and any other Loan Documents.

Notwithstanding the foregoing provisions, Lender shall not exercise its rights as set forth in this Section 14.03(c) (Appointment of Lender as Attorney-In-Fact) unless: (A) an Event of Default has occurred and is continuing or (B) Lender determines, in its discretion, that exigent circumstances exist or that such exercise is necessary or prudent in order to protect and preserve the Mortgaged Property, or Lender’s lien priority and security interest in the Mortgaged Property.

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(d)	Borrower Waivers.

If more than one Person signs this Master Agreement as Borrower, each Borrower, with respect to any other Borrower, hereby agrees that Lender, in its discretion, may:

(1)            bring suit against Borrower, or any one or more of Borrower, jointly and severally, or against any one or more of them;

(2)            compromise or settle with any one or more of the persons constituting Borrower, for such consideration as Lender may deem proper;

(3)            release one or more of the persons constituting Borrower, from liability; or

(4)            otherwise deal with Borrower, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from any Borrower the full amount of the Indebtedness.

Section 14.04            Waiver of Marshaling.

Notwithstanding the existence of any other security interests in the Mortgaged Properties held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Properties (or any part thereof) shall be subjected to the remedies provided in this Master Agreement, any other Loan Document or Applicable Law. Lender shall have the right to determine the order in which all or any part of the Indebtedness is satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in any Mortgaged Property and who has actual or constructive notice of this Master Agreement waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Properties be sold in the inverse order of alienation or that any of the Mortgaged Properties be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by Applicable Law or provided in this Master Agreement or any other Loan Documents.

Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of collateral hereunder and under the other Loan Documents provided that Lender shall not have any duty as to any collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF LENDER OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR REPRESENTATIVES SHALL BE RESPONSIBLE TO BORROWER (a) FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED PURSUANT TO A FINAL, NON-APPEALABLE COURT ORDER BY A COURT OF COMPETENT JURISDICTION, OR (b) FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

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Section 14.05            Severed Loan Documents.

Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages, and other security documents (the “Severed Loan Documents”) in such denominations as Lender shall determine in its discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder, provided that:

(a)            the amount of Advances Outstanding immediately after the effective date of such modification equals the amount of Advances Outstanding immediately prior to such modification;

(b)            the weighted average of the interest rates for Advances Outstanding immediately after the effective date of such modification equals the weighted average of the interest rates for Advances Outstanding immediately prior to such modification;

(c)            each future principal payment shall be ratably allocated to each Advance based on the Outstanding principal balance of such Advance at the time of such modification and each future amortization payment shall be ratably paid in accordance with such allocation at all times;

(d)            there shall be no other change to the economic and/or other material terms, rights and obligations of Borrower under the Loan Documents; and

(e)            the Collateral and the revenue therefrom shall continue to secure, and be available to be applied against, the total Advances Outstanding.

Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described above, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until three (3) days after notice has been given to Borrower by Lender of Lender’s intent to exercise its rights under such power. Borrower shall be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording, or filing of the Severed Loan Documents, and the Severed Loan Documents shall not contain any representations, warranties, or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the date last given.

Master Credit Facility Agreement Article 14 HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 107 © 2021 Fannie Mae

Article 15
MISCELLANEOUS

Section 15.01            Choice of Law; Consent to Jurisdiction.

Notwithstanding anything in the Notes, the Security Documents, or any of the other Loan Documents to the contrary, each of the terms and provisions, and rights and obligations of Borrower under this Master Agreement and the Notes and the other Loan Documents, shall be governed by, interpreted, construed, and enforced pursuant to and in accordance with the laws of the District of Columbia (excluding the law applicable to conflicts or choice of law) except to the extent of procedural and substantive matters relating only to the creation, perfection, and foreclosure of liens and security interests, and enforcement of the rights and remedies, against the Mortgaged Properties, which matters shall be governed by the laws of the jurisdiction in which a Mortgaged Property is located, the perfection, the effect of perfection and non-perfection and foreclosure of security interests on personal property, which matters shall be governed by the laws of the jurisdiction determined by the choice of law provisions of the Uniform Commercial Code in effect for the jurisdiction in which any Borrower is organized. Borrower agrees that any controversy arising under or in relation to the Notes, the Security Documents (other than the Security Instruments), or any other Loan Document shall be, except as otherwise provided herein, litigated in the District of Columbia. The local and federal courts and authorities with jurisdiction in the District of Columbia shall, except as otherwise provided herein, have jurisdiction over all controversies which may arise under or in relation to the Loan Documents, including those controversies relating to the execution, jurisdiction, breach, enforcement, or compliance with the Notes, the Security Documents (other than the Security Instruments), or any other issue arising under, relating to, or in connection with any of the Loan Documents. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from the Notes, the Security Documents, or any of the other Loan Documents, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence, or otherwise. Nothing contained herein, however, shall prevent Lender from bringing any suit, action, or proceeding or exercising any rights against Borrower and against the collateral in any other jurisdiction. Initiating such suit, action, or proceeding or taking such action in any other jurisdiction shall in no event constitute a waiver of the agreement contained herein that the laws of the District of Columbia shall govern the rights and obligations of Borrower and Lender as provided herein or the submission herein by Borrower to personal jurisdiction within the District of Columbia.

Section 15.02            Waiver of Jury Trial.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS MASTER AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER, THAT IS TRIABLE OF RIGHT BY A JURY AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL

Master Credit Facility Agreement Article 15 HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 108 © 2021 Fannie Mae

Section 15.03            Notice.

(a)	Process of Serving Notice.

Except as otherwise set forth herein or in any other Loan Document, all notices under this Master Agreement and any other Loan Document shall be:

(1)            in writing and shall be:

(A)            delivered, in person;

(B)            mailed, postage prepaid, either by registered or certified delivery, return receipt requested;

(C)            sent by overnight courier; or

(D)            sent by electronic mail with originals to follow by overnight courier;

(2)            addressed to the intended recipient at Borrower’s Notice Address and Lender’s Notice Address, as applicable; and

(3)            deemed given on the earlier to occur of:

(A)            the date when the notice is received by the addressee; or

(B)            if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

(b)	Change of Address.

Any party to this Master Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other parties identified on the Summary of Master Terms in accordance with this Section 15.03 (Notice).

(c)	Default Method of Notice.

Any required notice under this Master Agreement or any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 15.03 (Notice).

Master Credit Facility Agreement Article 15 HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 109 © 2021 Fannie Mae

(d)	Receipt of Notices.

Neither Borrower nor Lender shall refuse or reject delivery of any notice given in accordance with this Master Agreement. Each party is required to acknowledge, in writing, the receipt of any notice upon request by the other party.

Section 15.04            Successors and Assigns Bound; Sale of Advances.

(a)	Binding Agreement.

This Master Agreement shall bind, and the rights granted by this Master Agreement shall inure to, the successors and assigns of Lender and the permitted successors and assigns of Borrower. However, a Transfer not permitted by this Master Agreement shall be an Event of Default and shall be void ab initio.

(b)	Sale of Advances; Change of Servicer.

Nothing in this Master Agreement shall limit Lender’s (including its successors and assigns) right to sell or transfer the Advances or any interest in the Advances. The Advances or a partial interest in the Advances (together with this Master Agreement and the other Loan Documents) may be sold one or more times without prior written notice to Borrower. A sale may result in a change of the Loan Servicer.

Section 15.05            Counterparts.

This Master Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had signed the same document and all such counterparts shall be construed together and shall constitute one instrument.

Section 15.06            [Intentionally Deleted.]

Section 15.07            Relationship of Parties; No Third Party Beneficiary.

(a)	Solely Creditor and Debtor.

The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Master Agreement shall create any other relationship between Lender and Borrower. Nothing contained in this Master Agreement shall constitute Lender as a joint venturer, partner, or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

(b)	No Third Party Beneficiaries.

No creditor of any party to this Master Agreement and no other Person shall be a third party beneficiary of this Master Agreement or any other Loan Document or any account created or contemplated under this Master Agreement or any other Loan Document. Nothing contained in this Master Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party and no third party shall have a right to enforce against Lender any right that Borrower may have under this Master Agreement. Without limiting the foregoing:

(1)            any Servicing Arrangement between Lender and any Loan Servicer shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness;

Master Credit Facility Agreement Article 15 HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 110 © 2021 Fannie Mae

(2)            Borrower shall not be a third party beneficiary of any Servicing Arrangement; and

(3)            no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

Section 15.08            Severability; Entire Agreement; Amendments.

The invalidity or unenforceability of any provision of this Master Agreement or any other Loan Document shall not affect the validity or enforceability of any other provision of this Master Agreement or of any other Loan Document, all of which shall remain in full force and effect, including the Guaranty. All of the Loan Documents contain the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Master Agreement and the other Loan Documents. This Master Agreement may not be amended or modified except by written agreement signed by the parties hereto.

Section 15.09            Construction.

(a)            The captions and headings of the sections of this Master Agreement and the Loan Documents are for convenience only and shall be disregarded in construing this Master Agreement and the Loan Documents.

(b)            Any reference in this Master Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit or Schedule attached to this Master Agreement or to a Section or Article of this Master Agreement.

(c)            Any reference in this Master Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(d)            Use of the singular in this Master Agreement includes the plural and use of the plural includes the singular.

(e)            As used in this Master Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only and not a limitation.

(f)            Whenever Borrower’s knowledge is implicated in this Master Agreement or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Master Agreement, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

Master Credit Facility Agreement Article 15 HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 111 © 2021 Fannie Mae

(g)            Unless otherwise provided in this Master Agreement, if Lender’s approval, designation, determination, selection, estimate, action, or decision is required, permitted, or contemplated hereunder, such approval, designation, determination, selection, estimate, action, or decision shall be made in Lender’s sole and absolute discretion.

(h)            All references in this Master Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(i)            “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

Section 15.10            Loan Servicing.

All actions regarding the servicing of the Advances, including the collection of payments, the giving and receipt of notice, inspections of the Mortgaged Properties, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives written notice to the contrary. If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such written notice from Lender shall govern. The Loan Servicer may change from time to time (whether related or unrelated to a sale of the Advances). If there is a change of the Loan Servicer, Borrower will be given written notice of the change.

Section 15.11            Disclosure of Information.

Lender may furnish information regarding Borrower, Key Principal or Guarantor or the Mortgaged Properties to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase, or securitization of the Advances, including trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under Applicable Law to prohibit such disclosure, including any right of privacy.

Section 15.12            Waiver; Conflict.

No specific waiver of any of the terms of this Master Agreement shall be considered as a general waiver. If any provision of this Master Agreement is in conflict with any provision of any other Loan Document, the provision contained in this Master Agreement shall control.

Section 15.13            No Reliance.

Borrower acknowledges, represents, and warrants that:

(a)            it understands the nature and structure of the transactions contemplated by this Master Agreement and the other Loan Documents;

Master Credit Facility Agreement Article 15 HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 112 © 2021 Fannie Mae

(b)            it is familiar with the provisions of all of the documents and instruments relating to such transactions;

(c)            it understands the risks inherent in such transactions, including the risk of loss of all or any part of any Mortgaged Property;

(d)            it has had the opportunity to consult counsel; and

(e)            it has not relied on Lender for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Master Agreement or any other Loan Document or otherwise relied on Lender in any manner in connection with interpreting, entering into, or otherwise in connection with this Master Agreement, any other Loan Document, or any of the matters contemplated hereby or thereby.

Section 15.14            Subrogation.

If, and to the extent that, the proceeds of any Advance are used to pay, satisfy, or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust, or other lien encumbering any Mortgaged Property, such proceeds shall be deemed to have been advanced by Lender at Borrower’s request, and Lender shall be subrogated automatically, and without further action on its part, to the rights, including lien priority, of the owner or holder of the obligation secured by such prior lien, whether or not such prior lien is released.

Section 15.15            Counting of Days.

Except where otherwise specifically provided, any reference in this Master Agreement to a period of “days” means calendar days, not Business Days. If the date on which Borrower is required to perform an obligation under this Master Agreement is not a Business Day, Borrower shall be required to perform such obligation by the Business Day immediately preceding such date; provided, however, in respect of any Payment Date, or if the Maturity Date is other than a Business Day, Borrower shall be obligated to make such payment by the Business Day immediately following such date.

Section 15.16            Revival and Reinstatement of Indebtedness.

If the payment of all or any part of the Indebtedness by Borrower, Guarantor, or any other Person, or the transfer to Lender of any collateral or other property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Insolvency Laws relating to a Voidable Transfer, and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its counsel, then the amount of such Voidable Transfer or the amount of such Voidable Transfer that Lender is required or elects to repay or restore, including all reasonable costs, expenses, and attorneys’ fees incurred by Lender in connection therewith, and the Indebtedness shall be automatically revived, reinstated, and restored by such amount and shall exist as though such Voidable Transfer had never been made.

Master Credit Facility Agreement Article 15 HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 113 © 2021 Fannie Mae

Section 15.17            Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Master Agreement and the other Loan Documents, time is of the essence.

Section 15.18            Final Agreement.

THIS MASTER AGREEMENT ALONG WITH ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Master Agreement and the other Loan Documents. This Master Agreement, the other Loan Documents, and any of their provisions may not be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

Section 15.19            Tax Savings Clause.

Notwithstanding anything to the contrary herein, no modification to the Loan Documents (whether in connection with a Transfer or otherwise) shall result in an Adverse Tax Event.

Section 15.20            Survival.

The representations, warranties, and covenants made by Borrower in this Master Agreement shall survive the execution and delivery of this Master Agreement and other Loan Documents, regardless of any investigation made by Lender or Fannie Mae.

Section 15.21            Assignments; Third Party Rights.

Lender may assign its rights and/or obligations under this Master Agreement separately or together, without Borrower’s consent, only to Fannie Mae. Upon assignment to Fannie Mae, Fannie Mae shall be permitted to further assign its rights under this Master Agreement separately or together, without Borrower’s consent. Fannie Mae shall have the right to hold, sell, or securitize the Advances made hereunder without Borrower’s consent.

Section 15.22            Interpretation.

The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Master Agreement and the Loan Documents. Accordingly, the parties agree that any rule of construction that disfavors the drafting party shall not apply in the interpretation of this Master Agreement and the Loan Documents or any amendment or supplement or Exhibit hereto or thereto.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement Article 15 HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 114 © 2021 Fannie Mae

IN WITNESS WHEREOF, Borrower and Lender have signed and delivered this Master Agreement under seal (where applicable) or have caused this Master Agreement to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, Borrower and Lender intend that this Master Agreement shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

COMMONWEALTH 1144 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Commonwealth Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

COMMONWEALTH 1137 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Commonwealth Gardens, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

NORTH BEACON 140 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Courtyard on North Beacon, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

Master Credit Facility Agreement	Form 6001.MCFA	Page S-1
Signature Page	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXECUTIVE APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Executive Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

HAMILTON OAKS ASSOCIATES, LLC, a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

HIGHLAND 38 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Highland 38, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

Master Credit Facility Agreement	Form 6001.MCFA	Page S-2
Signature Page	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Olde English Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

REDWOOD HILLS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Redwood Hills, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

RIVER DRIVE LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	River Drive, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

Master Credit Facility Agreement	Form 6001.MCFA	Page S-3
Signature Page	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

WCB ASSOCIATES, LLC, a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

CLOVELLY APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Clovelly Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:		(SEAL)
	Name:	Ronald Brown
	Title:	President

Master Credit Facility Agreement	Form 6001.MCFA	Page S-4
Signature Page	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

LENDER:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:		(SEAL)
Name:	Sherry Witt
Title:	Senior Vice President

Master Credit Facility Agreement	Form 6001.MCFA	Page S-5
Signature Page	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULES AND EXHIBITS

Schedules

Schedule 1	Definitions Schedule – General
Schedule 2	Summary of Master Terms
Schedule 3.1	Schedule of Advance Terms
Schedule 4.1	Prepayment Premium Schedule	Form 6104.01 [modified] [05-20]
Schedule 5	Required Replacement Schedule
Schedule 6	Required Repair Schedule
Schedule 7	General Conditions Schedule
Schedule 8	Property-Related Documents Schedule
Schedule 9	Conversion Schedule
Schedule 10	Mortgaged Property Release Schedule
Schedule 11	Mortgaged Property addition Schedule
Schedule 12	[Intentionally Deleted]
Schedule 13	Ownership Interests Schedule
Schedule 14	Future Advance Schedule
Schedule 15	Letter of Credit Schedule
Schedule 16	Exceptions to Representations and Warranties Schedule
Schedule 17	SPE Requirements Schedule
Schedule 18	Waiver of Imposition Deposits	Form 6228 [modified] [04-12]
Schedule 19	Replacement Reserve Waiver	Form 6220 [modified] [08-14]
Schedule 19-A	Addenda to Schedule 2 – Replacement Reserve Waiver	Form 6102.04 [04-12]

Exhibits

Exhibit A	Mortgaged Properties
Exhibit B	Conversion Request
Exhibit C	Release Request
Exhibit D	Addition Request
Exhibit E	Future Advance Request
Exhibit F	[Intentionally Deleted]
Exhibit G	Annual Certification (Borrower)
Exhibit H	[Intentionally Deleted]
Exhibit I	Confirmation of Guaranty
Exhibit J	Confirmation of Environmental Indemnity Agreement
Exhibit K-1	Organizational Certificate (Borrower)
Exhibit K-2	[Intentionally Deleted]
Exhibit L	Confirmation of Obligations

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedules and Exhibits	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower hereby acknowledges and agrees that the Schedules and Exhibits referenced above are hereby incorporated fully into this Master Agreement by this reference and each constitutes a substantive part of this Master Agreement.

Borrower Initials	Borrower Initials

Borrower Initials	Borrower Initials

Borrower Initials	Borrower Initials

Borrower Initials	Borrower Initials

Borrower Initials	Borrower Initials

Borrower Initials

Master Credit Facility Agreement	Form 6001.MCFA	Initial Page
Schedules and Exhibits	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 1
TO MASTER CREDIT FACILITY AGREEMENT

Definitions Schedule

Capitalized terms used in this Master Agreement have the meanings given to such terms in this Definitions Schedule.

“30-Day Average SOFR” means the “30-Day Average SOFR” published by the SOFR Administrator on the SOFR Administrator Website.

“Accrued Interest” means unpaid interest, if any, on the Advances Outstanding that has not been added to the unpaid principal balance of the Advances pursuant to Section 2.03(b) (Capitalization of Accrued But Unpaid Interest) of this Master Agreement.

“Addition” has the meaning set forth in Section 2.10(c) (Right to Add Additional Mortgaged Properties as Collateral).

“Addition Request” means a written request, substantially in the form of Exhibit D to this Master Agreement, to add Additional Mortgaged Properties to the Collateral Pool as set forth in Section 2.10(c) (Right to Add Additional Mortgaged Properties as Collateral).

“Additional Borrower” means the owner of an Additional Mortgaged Property, which entity has been approved by Lender and becomes a Borrower under this Master Agreement and the applicable Loan Documents, and its permitted successors and assigns, which owner must demonstrate to the satisfaction of Lender that:

(a)           Additional Borrower complies with the SPE Requirements;

(b)           the ownership structure of Additional Borrower satisfies the definition of Restricted Ownership Interest, and Additional Borrower is Controlled and managed, directly and indirectly, by the same Person or group of Persons as Initial Borrower and under common Control with each other Borrower;

(c)           Additional Borrower is not a Prohibited Person; and

(d)          Additional Borrower and each existing Borrower has Identical Beneficial Ownership.

“Additional Due Diligence Fee Deposit” means the deposit made by Borrower to Lender with respect to each proposed Additional Mortgaged Property in an amount equal to $20,000 per Additional Mortgaged Property. On or prior to the applicable Effective Date, Lender shall notify Borrower of the actual amount of the Additional Due Diligence Fees and Borrower shall, on the Effective Date, pay to Lender the remainder of such Additional Due Diligence Fees (if the actual amount of the Additional Due Diligence Fees exceeds the deposit and the other amounts previously paid to Lender by Borrower) or Lender shall promptly refund to Borrower any amounts paid to Lender by Borrower in excess of the Additional Due Diligence Fees (if the actual amount of the Additional Due Diligence Fees is less than the deposit and the other amounts previously paid to Lender by Borrower).

Master Credit Facility Agreement	Form 6001.MCFA	Page 52
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Additional Due Diligence Fees” means with respect to each proposed Additional Mortgaged Property an amount equal to the actual costs of Lender’s due diligence for such Additional Mortgaged Properties, including but not limited to third party reports required by Lender plus a non-refundable $8,000 processing fee per Additional Mortgaged Property payable by Borrower to Lender. Borrower shall pay the Additional Due Diligence Fee Deposit towards the Additional Due Diligence Fees.

“Additional Lender Repairs” means repairs of the type listed on the Required Repair Schedule but not otherwise identified thereon that are determined advisable by Lender to keep the Mortgaged Property in good order and repair (ordinary wear and tear excepted) and in good marketable condition or to prevent deterioration of the Mortgaged Property.

“Additional Lender Replacements” means replacements of the type listed on the Required Replacement Schedule but not otherwise identified thereon that are determined advisable by Lender to keep the Mortgaged Property in good order and repair (ordinary wear and tear excepted) and in good marketable condition or to prevent deterioration of the Mortgaged Property.

“Additional Mortgaged Property” means each Multifamily Residential Property owned by Borrower or an Additional Borrower (either in fee simple or as tenant under a ground lease meeting all of the Underwriting and Servicing Requirements) and added to the Collateral Pool after the Initial Effective Date in connection with an Addition or a Substitution pursuant to Section 2.10(c) (Right to Add Additional Mortgaged Properties as Collateral) or Section 2.10(d) (Right to Substitutions).

“Additional Origination Fee” means an origination fee equal to sixty basis points (0.60%) multiplied by the Future Advance.

“Adjustable Rate” has the meaning set forth in the applicable Schedule of Advance Terms.

“Advance” means a Variable Advance and/or a Fixed Advance.

“Advance Minimum Underwriting Strike Rate” means, for each Variable Structured ARM Advance, the percentage determined by Lender pursuant to the Underwriting and Servicing Requirements as set forth on the Schedule of Advance Terms for such Advance.

“Advance Year” has the meaning set forth in the applicable Schedule of Advance Terms.

“Adverse Tax Event” means any event that will (a) adversely affect the federal income tax status of any MBS trust that directly or indirectly holds the Advance and issues MBS as a Fixed Investment Trust or REMIC, as the case may be, (b) result in the imposition of a “prohibited transaction” tax, within the meaning of Section 860F(a)(1) of the Internal Revenue Code, on any MBS trust that directly or indirectly holds the Advance and issues MBS, or (c) result in the imposition of a tax on any contribution after the startup date, within the meaning of Section 860G(d)(1) of the Internal Revenue Code, on any MBS trust that directly or indirectly holds the Advance and issues MBS.

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Aggregate Debt Service Coverage Ratio” means, for any specified period, the ratio (expressed as a percentage) of –

(a)           the Net Cash Flow for the Mortgaged Properties for the preceding number of months as determined pursuant to the Underwriting and Servicing Requirements;

to

(b)           the Facility Debt Service for the specified period.

“Aggregate Loan to Value Ratio” means, for any specified date, the ratio (expressed as a percentage) of –

(a)           the Advances Outstanding on the specified date,

to

(b)           the sum of (1) the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties, plus (2) any Substitution Deposit being held by Lender as of such specified date.

“Allocable Facility Amount” means the most recently determined amount of the then Advances Outstanding allocated to a particular Mortgaged Property by Lender in accordance with the Underwriting and Servicing Requirements and as required by this Master Agreement.

“Alterations” has the meaning set forth in Section 6.02(f) (Alterations to any Mortgaged Property).

“Alternate Coverage and LTV Tests” means:

(a)           the Aggregate Debt Service Coverage Ratio is not less than 1.55:1.0 with respect to the amount of Fixed Advances and 1.30:1.0 with respect to the amount of Variable Advances; and

(b)           the Aggregate Loan to Value Ratio does not exceed fifty-five percent (55%).

“Amortization Period” means the period of thirty (30) years, unless specifically set forth otherwise for a particular Advance on the applicable Schedule of Advance Terms.

“Amortization Type” has the meaning set forth in the applicable Schedule of Advance Terms.

Master Credit Facility Agreement	Form 6001.MCFA	Page 52
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Applicable Law” means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of the Mortgaged Properties, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Environmental Laws, (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Mortgaged Property, planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of a Mortgaged Property, and (e) requirements of insurance companies or similar organizations, affecting the operation or use of any Mortgaged Property or the consummation of the transactions to be effected by this Master Agreement or any of the other Loan Documents.

“Appraisal” means an appraisal of Multifamily Residential Property conforming to the Underwriting and Servicing Requirements.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy” as now and hereafter in effect, or any successor statute.

“Bankruptcy Event” means any one or more of the following:

(a)           the commencement, filing or continuation of a voluntary case or proceeding under one or more of the Insolvency Laws by any Person seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts;

(b)           the acknowledgment in writing by any Person (other than to Lender in connection with a workout) that it is unable to pay its debts generally as they mature;

(c)           the making of a general assignment for the benefit of creditors by any Person;

(d)           the commencement, filing or continuation of an involuntary case or proceeding under one or more Insolvency Laws against any Person;

(e)           the appointment of a receiver (other than a receiver appointed at the direction or request of Lender under the terms of the Loan Documents), liquidator, custodian, sequestrator, trustee or other similar officer who exercises Control over Borrower or any substantial part of the assets of any Person; or

(f)            any action by a Person for the purpose of effecting any of the foregoing; provided, however, that any proceeding or case under (d) or (e) above shall not be a Bankruptcy Event until the ninetieth day after filing (if not earlier dismissed) so long as such proceeding or case occurred without the consent, encouragement, active participation or the failure to object in a timely and appropriate manner by any Person (in which event such case or proceeding shall be a Bankruptcy Event immediately).

Master Credit Facility Agreement	Form 6001.MCFA	Page 4
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Borrow Up” has the meaning set forth in Section 2.02(c)(2)(B) (Future Advances).

“Borrow Up Availability Period” means the period beginning on the First Anniversary and ending on the Fifth Anniversary. Notwithstanding the foregoing, upon Borrower’s election of the Elected Coverage and LTV Tests, such Borrow Up Availability Period shall be extended to end on the date five (5) years prior to the weighted average maturity date of all Advances Outstanding at such time, provided, however, Borrower’s election of the Elected Coverage and LTV Tests shall in no event shorten the Borrow Up Availability Period.

“Borrower” means individually (and jointly and severally if more than one), the Initial Borrower and any Additional Borrower becoming a party to this Master Agreement and any other Loan Documents, together with their permitted successors and assigns.

“Borrower Affiliate” means:

(a)           any Person that owns any direct Ownership Interest in any Borrower Entity or Identified Party but excluding any Person directly or indirectly owning any publicly-traded Ownership Interest in Key Principal with no other direct or indirect Ownership Interest in Borrower;

(b)           any Person that indirectly owns, with the power to vote, twenty percent (20%) or more of the Ownership Interests in any Borrower Entity or Identified Party;

(c)           any Person Controlled by, under common Control with, or which Controls, any Borrower Entity or Identified Party;

(d)           any entity in which any Borrower Entity or Identified Party directly or indirectly owns, with the power to vote, twenty percent (20%) or more of the Ownership Interests in such entity; or

(e)           any other individual that is related (to the third degree of consanguinity) by blood or marriage to any Borrower Entity or Identified Party.

“Borrower Agent” means Jameson Brown.

“Borrower Entity” means, individually and collectively, Borrower, Guarantor and Key Principal.

“Borrower Requested Repairs” means repairs not listed on the Required Repair Schedule requested by Borrower to be reimbursed from the Repairs Escrow Account and determined advisable by Lender to keep the Mortgaged Property in good order and repair and in a good marketable condition or to prevent deterioration of the Mortgaged Property.

“Borrower Requested Replacements” means replacements not listed on the Required Replacement Schedule requested by Borrower to be reimbursed from the Replacement Reserve Account and determined advisable by Lender to keep the Mortgaged Property in good order and repair and in a good marketable condition or to prevent deterioration of the Mortgaged Property.

Master Credit Facility Agreement	Form 6001.MCFA	Page 5
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Borrower’s General Business Address” has the meaning set forth in the Summary of Master Terms.

“Borrower’s Notice Address” has the meaning set forth in the Summary of Master Terms.

“Business Day” means any day other than (a) a Saturday, (b) a Sunday, (c) a day on which Lender is not open for business, or (d) a day on which the Federal Reserve Bank of New York is not open for business.

“Calendar Quarter” means, with respect to any year, any of the following three (3) month periods: (a) January-February-March; (b) April-May-June; (c) July-August-September; and (d) October-November-December.

“Calendar Year” means the twelve (12) month period from the first day of January to and including the last day of December, and each twelve (12) month period thereafter.

“Cap Security Agreement” means, individually and collectively, with respect to any Interest Rate Cap, a reserve, hedge assignment and security agreement between Borrower and Lender, for the benefit of Lender in the form required by Fannie Mae from time to time, which will be issued by Borrower to Lender concurrently with the funding of a Variable Advance requiring an Interest Rate Cap.

“Cash Collateral Account” means the cash collateral account established pursuant to the Cash Collateral Agreement.

“Cash Collateral Agreement” means a cash collateral pledge, security and custody agreement in the form approved by Fannie Mae by and among Fannie Mae, Borrower and a collateral agent for Fannie Mae, as the same may be amended, modified or supplemented from time to time.

“Change of Control” see “Control.”

“Collateral” means the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, or any other property securing Borrower’s obligations under the Loan Documents.

“Collateral Account” means any account designated by Lender as such pursuant to a Collateral Agreement or as established pursuant to this Master Agreement, including the Reserve/Escrow Account and any Cash Collateral Account.

“Collateral Account Funds” means, collectively, the funds on deposit in any or all of the Collateral Accounts, including the Reserve/Escrow Account Funds and any funds in any Cash Collateral Account.

“Collateral Agreement” means any separate agreement between Borrower and Lender and any other party (if applicable) for the establishment of any other fund, reserve or account related to the Advance or the Mortgaged Property.

Master Credit Facility Agreement	Form 6001.MCFA	Page 6
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Collateral Event” means, individually and collectively, a Release, Substitution, Addition, Future Advance, and/or Conversion.

“Collateral Pool” means all of the Collateral.

“Completion Period” has the meaning set forth in the Summary of Master Terms.

“Condemnation Action” has the meaning set forth in the Security Instrument.

“Confirmation of Environmental Indemnity Agreement” means a confirmation of the Environmental Indemnity Agreement executed by Borrower in connection with any Request after the Initial Effective Date, substantially in the form of Exhibit J to this Master Agreement.

“Confirmation of Guaranty” means a confirmation of the Guaranty executed by Guarantor in connection with any Request after the Initial Effective Date, substantially in the form of Exhibit I to this Master Agreement.

“Confirmation of Obligations” means a Confirmation of Obligations executed by Borrower and Guarantor in connection with any Request after the Initial Effective Date, pursuant to which Borrower and Guarantor confirm their obligations under the Loan Documents substantially in the form of Exhibit L to this Master Agreement.

“Contribution Agreement” means the Contribution Agreement by and among Initial Borrower and each Additional Borrower, required by Lender and satisfying Lender’s requirements, as the same may be amended, restated, modified or supplemented from time to time.

“Control” (including with correlative meanings, such as “Controlling,” “Controlled by” and “under common Control with”) means, as applied to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and operations of such entity, whether through the ownership of voting securities or other Ownership Interests, by contract or otherwise.

As used herein, a “Change of Control” means:

(a)           Jameson Brown ceases to be actively involved in the day-to-day management of (1) NewReal, (2) NERA, (3) SPE Owner, or (4) Borrower;

(b)           NewReal ceases to Control, directly or indirectly, (1) NERA, (2) SPE Owner, or (3) Borrower;

(c)           NERA ceases to Control, directly or indirectly, Borrower or any Person that directly or indirectly Controls Borrower; or

(d)           the replacement (other than solely by reason of retirement at age fifty-five (55) or older, death or disability) of more than fifty percent (50%) of the members of the board of directors of NewReal over a one-year period from the directors who constituted such board of directors at the beginning of such period and such replacement shall not have been approved by a vote of at least a majority of the board of directors of NewReal then still in office who either were members of such board of directors at the beginning of such one-year period or whose election as members of the board of directors was previously so approved.

Master Credit Facility Agreement	Form 6001.MCFA	Page 52
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Conversion” means the conversion of all or a portion of a Variable Note to a Fixed Note pursuant to the Conversion Schedule pursuant to which the interest rate payable on the Variable Note may be converted on a Payment Date during the Conversion Period from the Adjustable Rate to the Fixed Rate, after which the interest rate on the Note shall be the Fixed Rate.

“Conversion Amendment” means an amendment to this Master Agreement and the appropriate Schedules reflecting the Conversion of all or any portion of a Variable Note to a Fixed Note as set forth in Section 2.10(a) (Conversion from Variable Note to Fixed Note).

“Conversion Closing Date” means the date designated by Lender for the closing of a Conversion.

“Conversion Documents” means the Conversion Amendment, together with an amendment to each Security Document if required by Lender and other applicable Loan Documents, in form and substance satisfactory to Lender, reflecting the Conversion of a Variable Note to a Fixed Note pursuant to Section 2.10(a) (Conversion from Variable Note to Fixed Note) and the Conversion Schedule.

“Conversion Effective Date” means the issuance date of the MBS effectuating a Conversion which date shall be (a) if the Conversion Exercise Date occurs on a Payment Date, the first day of the calendar month following the Conversion Exercise Date, or (b) if the Conversion Exercise Date occurs on any other day other than a Payment Date, the first day of the second calendar month following the Conversion Exercise Date, but in no event shall the Conversion Effective Date be before the first day of the Conversion Period or after the last day of the Conversion Period.

“Conversion Exercise Date” has the meaning set forth in Section (a)(2)(B) of the Conversion Schedule.

“Conversion Fee” means $25,000 per each Request for Conversion.

“Conversion Good Faith Deposit” means, in connection with a Conversion, a fee in an amount equal to two percent (2%) of the unpaid principal balance of the applicable Variable Advance.

“Conversion Period” means with respect to a Conversion, the period commencing on the day after the end of the Prepayment Lockout Period of such Variable Note and ending on the earlier of (a) the day after the end of the Prepayment Premium Term of such Variable Note, and (b) unless otherwise agreed to by Lender, the date that is seven (7) years prior to the Latest Facility Termination Date.

“Conversion Rate Lock Request” means, in connection with any Conversion, a request from Borrower to Lender for a rate quote for the Fixed Rate.

Master Credit Facility Agreement	Form 6001.MCFA	Page 8
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Conversion Request” means a written request, substantially in the form of Exhibit B to this Master Agreement, to convert all or any portion of a Variable Note to a Fixed Note pursuant to Section 2.10(a) (Conversion from Variable Note to Fixed Note).

“Conversion Request Period” means, for each Variable Advance, the period beginning on the date three (3) months prior to the first day of the Conversion Period for such Variable Advance and ending on the date three (3) months prior to the last day of the Conversion Period for such Variable Advance.

“Conversion Schedule” means Schedule 9 attached to this Master Agreement.

“Corresponding Tenor” with respect to an Index Replacement means a tenor (including overnight) having approximately the same length (disregarding Business Day adjustment) as the tenor for the Current Index.

“Coverage and LTV Tests” means, for any specified date, each of the following financial tests:

(a)           Effective from the Initial Effective Date unless and until Borrower elects the Elected Coverage and LTV Tests:

(1)            The Aggregate Debt Service Coverage Ratio is not less than 1.35:1.0 with respect to the amount of the Fixed Advances, and 1.10:1.0 with respect to the amount of the Variable Advances.

(2)            The Aggregate Loan to Value Ratio does not exceed sixty-five percent (65%).

(b)           On and after the date Borrower elects the Elected Coverage and LTV Tests:

(1)            the Aggregate Debt Service Coverage Ratio is not less than 1.55:1.0 with respect to the amount of the Fixed Advances, and 1.30:1.0 with respect to the amount of the Variable Advances; and

(2)            the Aggregate Loan to Value Ratio does not exceed fifty-five percent (55%).

“Credit Score” means a numerical value or a categorization derived from a statistical tool or modeling system used to measure credit risk and predict the likelihood of certain credit behaviors, including default.

“Current Index” has the meaning set forth in applicable Schedule of Advance Terms.

“Debt Service Amounts” means the Monthly Debt Service Payments and all other amounts payable under this Master Agreement, the Note, the Security Instrument or any other Loan Document.

Master Credit Facility Agreement	Form 6001.MCFA	Page 9
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Debt Service Coverage Ratio” means, for any Mortgaged Property for any specified period, the ratio (expressed as a percentage) of –

(a)           the Net Cash Flow for the specified period for the preceding number of months as determined pursuant to the Underwriting and Servicing Requirements;

to

(b)           the Facility Debt Service for the specified period, assuming, for the purpose of calculating the Facility Debt Service of this definition, that Advances Outstanding shall be the Allocable Facility Amount, in each case, for the subject Mortgaged Property.

“Default Rate” means an interest rate equal to the lesser of:

(a)           the sum of the Interest Rate plus four (4) percentage points; or

(b)           the maximum interest rate which may be collected from Borrower under Applicable Law.

“Definitions Schedule” means this Schedule 1 (Definitions Schedule – General) to this Master Agreement.

“Division” means the filing of a certificate of division, adoption of a plan of division, amending of any Organizational Documents, or any other actions taken, permitted, or consented to in order to divide a Person into two or more Persons pursuant to a plan of division such as contemplated under the Delaware Limited Liability Company Act or any other similar requirement of law in any jurisdiction. The term “Divide” shall have a correlative meaning.

“Economic Sanctions” means any economic or financial sanction administered or enforced by the United States Government (including, without limitation, those administered by OFAC at http://www.treasury.gov/about/organizational-structure/offices/Pages/Office-of-Foreign-Assets-Control.aspx), the U.S. Department of Commerce, or the U.S. Department of State.

“Effective Date” means the Initial Effective Date and each date after the Initial Effective Date on which the funding or other transaction requested in a Request takes place.

“Elected Coverage and LTV Tests” has the meaning set forth in Section 2.10(g) (Elected Coverage and LTV Tests).

“Employee Benefit Plan” means a plan described in Section 3(3) of ERISA, regardless of whether the plan is subject to ERISA, or a “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code.

“Enforcement Costs” has the meaning set forth in the Security Instrument.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the Effective Date made by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

Master Credit Facility Agreement	Form 6001.MCFA	Page 10
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Environmental Inspections” has the meaning set forth in the Environmental Indemnity Agreement.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated thereunder.

“ERISA Affiliate” shall mean, with respect to Borrower, any entity that, together with Borrower, would be treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code, or Section 4001(a)(14) of ERISA, or the regulations thereunder.

“ERISA Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA (or related trust) that is subject to the requirements of Title IV of ERISA, Sections 430 or 431 of the Internal Revenue Code, or Sections 302, 303, or 304 of ERISA, which is maintained or contributed to by Borrower or its ERISA Affiliates.

“Event of Default” means the occurrence of any event listed in Section 14.01 (Events of Default).

“Exceptions to Representations and Warranties Schedule” means that certain Schedule 16 (Exceptions to Representations and Warranties) to this Master Agreement.

“Facility Debt Service” means, as of any date, the sum of the amount of interest and principal amortization that would be payable during the applicable period determined by Lender in accordance with the Underwriting and Servicing Requirements.

“Facility Year” means the twelve (12) month period from (a) if the Initial Effective Date is the first day of the month, the Initial Effective Date, or (b) if the Initial Effective Date is not the first day of the month, the date that is the first day of the month following the Initial Effective Date, in each case to and including the last day before the First Anniversary, and each twelve (12) month period thereafter.

“Fannie Mae” means the corporation duly organized and existing under the laws of the United States.

“Fifth Anniversary” means (a) if the Initial Effective Date is the first day of the month, the date that is five (5) years after the Initial Effective Date, or (b) if the Initial Effective Date is not the first day of the month, the date that is the first day of the month following the date five (5) years after the Initial Effective Date.

“First Anniversary” means (a) if the Initial Effective Date is the first day of the month, the date that is one (1) year after the Initial Effective Date, or (b) if the Initial Effective Date is not the first day of the month, the date that is the first day of the month following the date one (1) year after the Initial Effective Date.

Master Credit Facility Agreement	Form 6001.MCFA	Page 11
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“First Payment Date” has the meaning set forth in the applicable Schedule of Advance Terms.

“First Principal and Interest Payment Date” has the meaning set forth in the applicable Schedule of Advance Terms.

“Fixed Advance” means a fixed rate loan made by Lender to Borrower under this Master Agreement evidenced by a Fixed Note.

“Fixed Investment Trust” means an investment trust as defined in Section 301.7701-4 of the Treasury Regulations.

“Fixed Monthly Principal Component” with respect to any Variable Advance has the meaning set forth in the applicable Schedule of Advance Terms for such Variable Advance.

“Fixed Note” means the promissory note (together with all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto), which will be issued by Borrower to Lender, concurrently with the funding of each Fixed Advance, and which promissory note will be the same or substantially similar in form to the then current form of promissory note utilized by Fannie Mae for fixed rate loans with the applicable type of loan execution.

“Fixed Rate” has the meaning set forth in the applicable Schedule of Advance Terms.

“Fixed Rate Amortization Factor” with respect to any Variable Advance has the meaning set forth in the applicable Schedule of Advance Terms for such Variable Advance.

“Fixed Rate Option” means, in connection with a Conversion, unless otherwise agreed to by Lender, Borrower’s selection of one (1) of the following fixed rate options for the Advance, which shall be effective from and after the Conversion Effective Date:

(a)           seven (7) year term with a five (5) year yield maintenance period;

(b)           seven (7) year term with a six and one-half (6.5) year yield maintenance period;

(c)           ten (10) year term with a seven (7) year yield maintenance period; or

(d)           ten (10) year term with a nine and one-half (9.5) year yield maintenance period.

“Fixtures” has the meaning set forth in the Security Instrument.

“Force Majeure” shall mean acts of God, acts of war, civil disturbance, governmental action (including the revocation or refusal to grant licenses or permits, where such revocation or refusal is not due to the fault of Borrower), strikes, lockouts, fire, unavoidable casualties or any other causes beyond the reasonable control of Borrower (other than lack of financing), and of which Borrower shall have notified Lender in writing within ten (10) days after its occurrence.

Master Credit Facility Agreement	Form 6001.MCFA	Page 52
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Foreclosure Event” means:

(a)           foreclosure under the Security Instrument;

(b)           any other exercise by Lender of rights and remedies (whether under the Security Instrument or under Applicable Law, including Insolvency Laws) as holder of the Note and/or the Security Instrument, as a result of which Lender (or its designee or nominee) or a third party purchaser becomes owner of a Mortgaged Property;

(c)           delivery by Borrower to Lender (or its designee or nominee) of a deed or other conveyance of Borrower’s interest in a Mortgaged Property in lieu of any of the foregoing; or

(d)           in Louisiana, any dation en paiement.

“Future Advance” means an Advance made after the Initial Effective Date pursuant to Section 2.02(c)(2) (Future Advances) including any Borrow Up and any refinance of an Advance.

“Future Advance Request” means a written request for a Future Advance, substantially in the form of Exhibit E to this Master Agreement.

“Future Advance Schedule” means Schedule 14 attached to this Master Agreement.

“GAAP” means generally accepted accounting principles in the United States in effect from time to time, consistently applied.

“General Conditions” means those conditions set forth on Schedule 7 attached hereto.

“General Conditions Schedule” means that certain Schedule 7 (General Conditions Schedule) to this Master Agreement.

“Goods” has the meaning set forth in the Security Instrument.

“Governing Body” has the meaning set forth in Section 11.02(b)(4)(B)(ii) (Name Change or Entity Conversion).

“Governmental Approval” means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.

“Governmental Authority” means any court, board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any court, board, commission, department or body of any municipal, county, state or federal governmental unit, that has or acquires jurisdiction over Borrower or the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

“Guarantor” means, individually and collectively, any guarantor of the Indebtedness or any other obligation of Borrower under any Loan Document which must be a Key Principal.

Master Credit Facility Agreement	Form 6001.MCFA	Page 13
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Guarantor’s General Business Address” has the meaning set forth in the Summary of Master Terms.

“Guarantor’s Notice Address” has the meaning set forth in the Summary of Master Terms.

“Guaranty” means, individually and collectively, any Payment Guaranty, Non-Recourse Guaranty or other guaranty executed by Guarantor in connection with this Master Agreement.

“HB Trust Agreement” means that certain Harold Brown 2013 Revocable Trust instrument of trust dated July 19, 2013, as amended by First Amendment dated March 27, 2014, as amended by Second Amendment dated March 30, 2015, as amended by Third Amendment dated November 20, 2017, as amended by Fourth Amendment dated August 10, 2018.

“Hedging Arrangement” means any interest rate swap, interest rate cap or other arrangement, contractual or otherwise, which has the effect of an interest rate swap or interest rate cap or which otherwise (directly or indirectly, derivatively or synthetically) hedges interest rate risk associated with being a debtor of variable rate debt or any agreement or other arrangement to enter into any of the above on a future date or after the occurrence of one or more events in the future.

“Identical Beneficial Ownership” has the meaning set forth in Section 4.01(a)(6) (Due Organization and Qualification; Organizational Agreements).

“Identified Party” means, individually and collectively, (a) Borrower’s general partners, sole member, managing members and managers (if non-member managed), and (b) any Person Controlling Borrower, Guarantor, Key Principal or Borrower’s general partners, sole members, managing members or managers (if non-member managed), but excluding any Person directly or indirectly owning any publicly-traded Ownership Interest in Key Principal with no other direct or indirect Ownership Interest in Borrower.

“Immediate Family Members” means a child, stepchild, grandchild, spouse, sibling, or parent, each of whom is not a Prohibited Person.

“Imposition Deposits” has the meaning set forth in the Security Instrument.

“Impositions” has the meaning set forth in the Security Instrument.

“Improvements” has the meaning set forth in the Security Instrument.

“Indebtedness” has the meaning set forth in the Security Instrument.

“Index” means, for each Variable Advance, the index applicable to such Variable Advance determined by Lender at the time such Variable Advance is made and as set forth in the applicable Schedule of Advance Terms.

“Index Replacement” means, for each Variable Advance, for any Interest Period, the sum determined by Lender as of the Index Replacement Date of: (a) the alternate rate of interest that has been selected by Lender as the replacement for the Current Index for the applicable Corresponding Tenor giving due consideration to (1) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the SOFR Administrator at such time or (2) any evolving or then-prevailing market convention for determining a rate of interest as a replacement for the Current Index for U.S. dollar-denominated syndicated or bilateral credit facilities at such time, and (b) the Index Replacement Adjustment. If the Index Replacement as determined pursuant to this definition would be less than zero, the Index Replacement shall be deemed to be zero.

Master Credit Facility Agreement	Form 6001.MCFA	Page 52
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Index Replacement Adjustment” means, for each Variable Advance, for any Interest Period, the first alternative set forth in the order below that can be determined by Lender as of the Index Replacement Date:

(a)           the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the SOFR Administrator for the applicable Unadjusted Index Replacement;

(b)           the spread adjustment (which may be a positive or negative value or zero) that would apply to the fallback rate for derivative transactions utilizing the ISDA Definitions to be effective upon an index cessation event with respect to the Current Index; or

(c)           the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Lender for the applicable Corresponding Tenor giving due consideration to (1) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Current Index with the applicable Unadjusted Index Replacement by the SOFR Administrator at such time or (2) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Current Index with the applicable Unadjusted Index Replacement for U.S. dollar-denominated syndicated or bilateral credit facilities at such time.

“Index Replacement Conforming Changes” means, with respect to any Index Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters, as well as the determination of the effective date for any such changes) that Lender decides may be appropriate to reflect the adoption and implementation of such Index Replacement and to permit the administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender decides that adoption of any portion of such market practice is not administratively feasible or if Lender determines that no market practice for the administration of the Index Replacement exists, in such other manner of administration as Lender decides is reasonably necessary in connection with administration of the Advance).

Master Credit Facility Agreement	Form 6001.MCFA	Page 52
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Index Replacement Date” means the earliest to occur of the following events with respect to the Current Index:

(a)           in the case of clause (a) or (b) of the definition of “Index Transition Event,” the date on which the administrator of the Index permanently or indefinitely ceases to provide the Index; or

(b)           in the case of clause (c) of the definition of “Index Transition Event,” the date of the public statement or publication of information referenced therein.

“Index Transition Event” means the occurrence of one or more of the following events with respect to the Current Index, including comparable events that affect the published spread adjustment or other components used in the calculation of the Index:

(a)           a public statement or publication of information by or on behalf of the administrator of the Index announcing that such administrator has ceased or will cease to provide the Index, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Index;

(b)           a public statement or publication of information by the regulatory supervisor for the administrator of the Index, the central bank for the currency of the Index, an insolvency official with jurisdiction over the administrator for the Index, a resolution authority with jurisdiction over the administrator for the Index or a court or an entity with similar insolvency or resolution authority over the administrator for the Index, which states that the administrator of the Index has ceased or will cease to provide the Index permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Index; or

(c)           a public statement or publication of information by the regulatory supervisor for the administrator of the Index announcing that the Index is no longer representative.

“Individual Property Coverage and LTV Tests” means each of the following tests:

(a)           the Debt Service Coverage Ratio is not less than 1.25:1.0 with respect to any Fixed Advance and 1.00:1.0 with respect to any Variable Advance; and

(b)           the Loan to Value Ratio does not exceed seventy-five percent (75%).

“Initial Adjustable Rate” for an Advance has the meaning set forth in the applicable Schedule of Advance Terms.

“Initial Advance” means the Fixed Advance and/or Variable Advance made on the Initial Effective Date in the aggregate amount of $156,000,000.

“Initial Allocable Facility Amount” means the initial Allocable Facility Amount for each of the Initial Mortgaged Properties as set forth in Exhibit A to this Master Agreement.

“Initial Borrower” means each Borrower under this Master Agreement as of the Initial Effective Date.

Master Credit Facility Agreement	Form 6001.MCFA	Page 52
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Initial Effective Date” means the date of this Master Agreement.

“Initial Fixed Rate Payment Date” means, in connection with any Conversion, the first day of the calendar month following the Conversion Effective Date for such Conversion.

“Initial Monthly Debt Service Payment” has the meaning set forth in the applicable Schedule of Advance Terms.

“Initial Mortgaged Properties” means the Multifamily Residential Properties described on Exhibit A to this Master Agreement and which represent the Mortgaged Properties that are made part of the Collateral Pool on the Initial Effective Date.

“Initial Replacement Reserve Deposit” has the meaning set forth in the Summary of Master Terms.

“Initial Valuation” means, when used with reference to specified Collateral, the Valuation initially performed for the Collateral as of the date on which the Collateral was added to the Collateral Pool. The Initial Valuation for each of the Initial Mortgaged Properties is as set forth in Exhibit A to this Master Agreement.

“Insolvency Laws” means the Bankruptcy Code, together with any other federal or state law affecting debtor and creditor rights or relating to the bankruptcy, insolvency, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar laws, proceedings, or equitable principles affecting the enforcement of creditors’ rights, as amended from time to time.

“Insolvent” means:

(a)           that the sum total of all of a specified Person’s liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of such Person’s non-exempt assets, i.e., all of the assets of such Person that are available to satisfy claims of creditors (provided that for the purposes of determining liability for each Borrower under this definition, liability for the Advances Outstanding under this Master Agreement shall mean the then current Allocable Facility Amount attributable to the Mortgaged Property owned by each Borrower); or

(b)           such Person’s inability to pay its debts as they become due (provided that for the purposes of determining debt for each Borrower under this definition, liability for the Advances Outstanding under this Master Agreement shall mean the then current Allocable Facility Amount attributable to the Mortgaged Property owned by each Borrower).

“Insurance Policy” means, with respect to any Mortgaged Property, the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to this Master Agreement.

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“Intended Prepayment Date” means the date upon which Borrower intends to make a prepayment on an Advance, as set forth in the Prepayment Notice, which date must be a Permitted Prepayment Date.

“Interest Accrual Method” has the meaning set forth in the applicable Schedule of Advance Terms.

“Interest Only Term” has the meaning set forth in the applicable Schedule of Advance Terms.

“Interest Period” means, for any Variable Advance, each period for the determination of the Interest Rate commencing on the Effective Date of such Advance and ending on each Rate Change Date for such Advance thereafter until the Advance is fully paid.

“Interest Rate” means with respect to a Fixed Advance, the Fixed Rate, or with respect to a Variable Advance, the Initial Adjustable Rate or the Adjustable Rate, as applicable, and after any Conversion, the Fixed Rate, each as set forth in the applicable Schedule of Advance Terms.

“Interest Rate Cap” has the meaning set forth in Section 2.03(a)(2)(B) (Interest Accrual and Computation; Amortization; Interest Rate Cap).

“Interest Rate Cap Documents” means the Cap Security Agreement and any and all other documents required pursuant thereto or hereto or as Lender shall require from time to time in connection with Borrower’s obligation to maintain an Interest Rate Cap when a Variable Advance is Outstanding.

“Interest Rate Type” has the meaning set forth in the applicable Schedule of Advance Terms.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Investor” means any Person to whom Lender intends to (a) sell, transfer, deliver or assign the Advances in the secondary mortgage market or (b) sell an MBS backed by the Advances.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“Issuer” means a financial institution satisfactory to Fannie Mae issuing a Letter of Credit.

“Key Principal” means, collectively:

(a)           the Person that Controls Borrower that Lender determines is critical to the successful operation and management of Borrower and the Mortgaged Property, as identified as such in the Summary of Master Terms; or

(b)           any Person who becomes a Key Principal after the date of this Master Agreement and is identified as such in an assumption agreement, or another amendment or supplement to this Master Agreement.

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“Key Principal’s General Business Address” has the meaning set forth in the Summary of Master Terms.

“Key Principal’s Notice Address” has the meaning set forth in the Summary of Master Terms.

“Land” means the land described in Exhibit A to the Security Instrument.

“Last Interest Only Payment Date” has the meaning set forth in the applicable Schedule of Advance Terms.

“Late Charge” means an amount equal to the delinquent amount then due under the Loan Documents multiplied by five percent (5%).

“Latest Facility Termination Date” means (a) if the Initial Effective Date is the first day of the month, the date that is fifteen (15) years after the Initial Effective Date, or (b) if the Initial Effective Date is not the first day of the month, the date that is the first day of the month following the date fifteen (15) years after the Initial Effective Date.

“Leases” has the meaning set forth in the Security Instrument.

“Lender” means the entity identified as “Lender” in the first paragraph of this Master Agreement and its transferees, successors and assigns, or any subsequent holder of the Note.

“Lender’s General Business Address” has the meaning set forth in the Summary of Master Terms.

“Lender’s Notice Address” has the meaning set forth in the Summary of Master Terms.

“Lender’s Payment Address” has the meaning set forth in the Summary of Master Terms.

“Letter of Credit” means a letter of credit issued by an Issuer satisfactory to Fannie Mae naming Fannie Mae as beneficiary, in form and substance approved by Lender and Fannie Mae.

“Letter of Credit Schedule” means Schedule 15 attached to this Master Agreement.

“Lien” has the meaning set forth in the Security Instrument.

“Loan Application” means the application for the Advances submitted by Borrower to Lender.

“Loan Document Taxes” has the meaning set forth in Section 5.02(f) (Loan Document Taxes).

“Loan Documents” means the Note, this Master Agreement, the Security Instrument, the Environmental Indemnity Agreement, the Guaranty, all UCC filings, all guaranties, all indemnity agreements, all Collateral Agreements, the Assignment of Management Agreement (if applicable), all O&M Plans, and any other documents now or in the future executed by Borrower, Guarantor, Key Principal, any other guarantor or any other Person in connection with the Advances, as such documents may be amended, restated, replaced, supplemented or otherwise modified from time to time.

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“Loan Servicer” means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Master Agreement, the Security Instrument and any other Loan Document, and otherwise to service the Advances for the benefit of Lender. Unless Borrower receives notice to the contrary, the Loan Servicer shall be Lender originally named on the Summary of Master Terms.

“Loan to Value Ratio” means, for a Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of –

(a)           the Allocable Facility Amount of the subject Mortgaged Property on the specified date,

to

(b)           the Valuation most recently obtained prior to the specified date for the subject Mortgaged Property.

“Management Agreement” means each certain Real Estate Management Agreement between Borrower and Property Manager and any future management agreement approved by Lender.

“Margin” means the “Margin” set forth in the applicable Schedule of Advance Terms, which includes the Variable Fee.

“Master Agreement” means this Master Credit Facility Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, including all Recitals, Schedules and Exhibits to this Master Agreement, each of which is hereby incorporated into this Master Agreement by this reference.

“Material Adverse Effect” means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon any of:

(a)           the business, operations, property or condition (financial or otherwise) of any Borrower Entity, to the extent specifically referred to in the applicable provision of the applicable Loan Document;

(b)           the present or future ability of Borrower to perform the obligations of Borrower under this Master Agreement and the other Loan Documents, or of Guarantor to perform its obligations under the Guaranty, as the case may be, to the extent specifically referred to in the applicable provision of the applicable Loan Document;

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(c)           the validity, priority, perfection or enforceability of this Master Agreement or any other Loan Document or the rights or remedies of Lender under any Loan Document; or

(d)           the value of, or Lender’s ability to have recourse against, any Mortgaged Property.

“Material Commercial Lease” means:

(a)           any Lease that, individually or in the aggregate with other Leases entered into with the same tenant, comprises five percent (5%) or more of the total gross income at the Mortgaged Property on an annualized basis; or

(b)           regardless of the percentage of the total gross income at any Mortgaged Property that it comprises, any Lease relating to:

(1)            solar power, thermal power generation, or co-power generation, or for the installation of solar panels or any other electrical power generation equipment, and any related power purchase agreement; or

(2)            any dwelling unit at the Mortgaged Property leased to Guarantor, Key Principal, or another Borrower Affiliate.

“Maturity Date” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms.

“Maximum Inspection Fee” has the meaning set forth in the Summary of Master Terms.

“Maximum Repair Cost” shall be the amount(s) set forth in the Required Repair Schedule, if any.

“Maximum Repair Disbursement Interval” has the meaning set forth in the Summary of Master Terms.

“Maximum Replacement Reserve Disbursement Interval” has the meaning set forth in the Summary of Master Terms.

“Maximum Restoration Reserve Disbursement Interval” has the meaning set forth in the Summary of Master Terms.

“MBS” means an investment security that represents an undivided beneficial interest in a pool of mortgage loans or participation interests in mortgage loans held in trust pursuant to the terms of a governing trust document.

“Mezzanine Debt” means a loan to a direct or indirect owner of Borrower secured by a pledge of such owner’s interest in an entity owning a direct or indirect interest in Borrower.

“Minimum Repairs Disbursement Amount” has the meaning set forth in the Summary of Master Terms.

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“Minimum Replacement Reserve Disbursement Amount” has the meaning set forth in the Summary of Master Terms.

“Minimum Restoration Reserve Disbursement Amount” has the meaning set forth in the Summary of Master Terms.

“Monthly Debt Service Payment” has the meaning set forth in the applicable Schedule of Advance Terms.

“Monthly Replacement Reserve Deposit” has the meaning set forth in the Summary of Master Terms.

“Mortgaged Property” individually has the meaning set forth in the Security Instrument and collectively means the Initial Mortgaged Properties and the Additional Mortgaged Properties, but excluding each Release Mortgaged Property from and after the date of its Release from the Collateral Pool.

“Mortgaged Property Addition Schedule” means Schedule 11 attached to this Master Agreement.

“Mortgaged Property Release Schedule” means Schedule 10 attached to this Master Agreement.

“Multiemployer Plan” shall mean a multiemployer plan within the meaning of Section 4001(a)(3) or Section 3(37) of ERISA (a) to which Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions; (b) to which Borrower or any ERISA Affiliate has in the past made contributions; or (c) with respect to which Borrower or any ERISA Affiliate could incur liability.

“Multifamily Project” has the meaning set forth in the Summary of Master Terms.

“Multifamily Project Address” has the meaning set forth in the Summary of Master Terms.

“Multifamily Residential Property” means a residential property located in the United States and conforming to the Underwriting and Servicing Requirements.

“Net Cash Flow” means, for any specified period, the total of (a) the net rental income for the Mortgaged Property, plus (b) other allowable income for the Mortgaged Property, if any, minus (c) operating expenses for the Mortgaged Property, minus (d) the full amount underwritten for the Replacement Reserve Account (regardless of whether deposits have been or will be waived or reduced), and as adjusted for economic vacancy and other factors by Lender for the specific asset class or loan type.

“NERA” means New England Realty Associates Limited Partnership, a Massachusetts limited partnership.

“NewReal” means NewReal, Inc., a Massachusetts corporation.

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“Non-Recourse Guaranty” means, if applicable, that certain Guaranty of Non-Recourse Obligations of even date herewith executed by Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Note” means, individually and collectively, each Fixed Note and/or each Variable Note.

“O&M Plan” has the meaning set forth in the Environmental Indemnity Agreement.

“OFAC” means the United States Treasury Department, Office of Foreign Assets Control, and any successor thereto.

“Organizational Certificate” means, collectively, certificates from Borrower and Guarantor to Lender, in the form of Exhibits K-1 and K-2 to this Master Agreement, certifying as to certain organizational matters with respect to each Borrower and Guarantor.

“Organizational Documents” means all certificates, instruments, other documents and any amendments thereto in effect on the Initial Effective Date and the applicable Effective Date pursuant to which any Person is organized, operates or is governed, including (a) with respect to a corporation, its articles of incorporation and bylaws, (b) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (c) with respect to a general partnership or joint venture, its partnership or joint venture agreement, (d) with respect to a limited liability company, its articles of organization and operating agreement, in each case all amendments, supplements and modifications thereto, and (e) any other document that affects the Control of, or the ability to oversee the management and day-to-day operations of such Person.

“Outstanding” or “outstanding” means, when used in connection with promissory notes, other debt instruments or the Advances, for a specified date, promissory notes or other debt instruments which have been issued, or Advances which have been made, to the extent not repaid in full as of the specified date.

“Ownership Interests” means, with respect to any entity, any direct or indirect ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.

“Ownership Interests Schedule” means Schedule 13 attached to this Master Agreement.

“Payment Change Date” has the meaning set forth in the applicable Schedule of Advance Terms.

“Payment Date” means the First Payment Date and the first day of each month thereafter until the applicable Advance is fully paid.

“Payment Guaranty” means, if applicable, that certain Guaranty (Payment) of even date herewith executed by Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Permitted Encumbrance” has the meaning set forth in the Security Instrument.

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“Permitted Mezzanine Debt” means Mezzanine Debt incurred by a direct or indirect owner or owners of Borrower where the exercise of any of the rights and remedies by the holder or holders of the Mezzanine Debt would not in any circumstance cause (a) a Change of Control, or (b) a Transfer of a direct or indirect Restricted Ownership Interest in Borrower Entity.

“Permitted Preferred Equity” means Preferred Equity that does not (a) require mandatory dividends, distributions, payments or returns (including at maturity or in connection with a redemption), or (b) provide the Preferred Equity owner with rights or remedies on account of a failure to receive any preferred dividends, distributions, payments or returns (or, if such rights are provided, the exercise of such rights do not violate the Loan Documents or are otherwise exercised with the prior written consent of Lender in accordance with Article 11 (Liens, Transfers, and Assumptions) of this Master Agreement and the payment of all applicable fees and expenses as set forth in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent) of this Master Agreement).

“Permitted Prepayment Date” means the last Business Day of a calendar month.

“Person” means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

“Personal Property” means the Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Personalty” has the meaning set forth in the Security Instrument.

“Potential Event of Default” means any event or circumstance that, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

“Preferred Equity” means a direct or indirect equity ownership interest in, economic interests in, or rights with respect to, Borrower that provide an equity owner preferred dividend, distribution, payment, or return treatment relative to other equity owners.

“Prepayment Lockout Period” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms.

“Prepayment Notice” means the written notice that Borrower is required to provide to Lender in accordance with Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) in order to make a prepayment on an Advance, which shall include, at a minimum, the Intended Prepayment Date.

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“Prepayment Premium” means, individually, the amount payable by Borrower in connection with a prepayment of an Advance, as provided in Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) and calculated in accordance with the Prepayment Premium Schedule applicable to such Advance for such Advance, and, collectively, all amounts payable pursuant to all Prepayment Premium Schedules.

“Prepayment Premium Period End Date” or “Yield Maintenance Period End Date” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms.

“Prepayment Premium Period Term” or “Yield Maintenance Period Term” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms.

“Prepayment Premium Schedule” means, individually and collectively, Schedule 4 (Prepayment Premium) to this Master Agreement for each Advance.

“Prepayment Premium Term” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms.

“Prohibited Person” means:

(a)             any Person with whom Lender or Fannie Mae is prohibited from doing business pursuant to any law, rule, regulation, judicial proceeding or administrative directive; or

(b)             any Person identified on the United States Department of Housing and Urban Development’s “Limited Denial of Participation, HUD Funding Disqualifications and Voluntary Abstentions List,” or on the General Services Administration’s “System for Award Management (SAM)” exclusion list, each of which may be amended from time to time, and any successor or replacement thereof; or

(c)             any Person that is determined by Fannie Mae to pose an unacceptable credit risk due to the aggregate amount of debt of such Person owned or held by Fannie Mae; or

(d)             any Person that has caused any unsatisfactory experience of a material nature with Fannie Mae or Lender, such as a default, fraud, intentional misrepresentation, litigation, arbitration or other similar act.

“Property Delivery Deadline” has the meaning set forth in the Mortgaged Property Addition Schedule.

“Property Jurisdiction” has the meaning set forth in the Security Instrument.

“Property Manager” means The Hamilton Company, Inc., a Massachusetts corporation, or any other property manager approved by Lender.

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“Property-Related Documents” has the meaning set forth on Schedule 8 attached to this Master Agreement.

“Property-Related Documents Schedule” means Schedule 8 attached to this Master Agreement.

“Publicly-Held Class A Interests” means the outstanding class of Class A limited partnership interests of NERA which are registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended and publicly traded.

“Publicly-Held Corporation” means a corporation, the outstanding voting stock of which is registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

“Publicly-Held Trust” means a real estate investment trust, the outstanding voting shares or beneficial interests of which are registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

“Rate Change Date” has the meaning set forth in the applicable Schedule of Advance Terms.

“Release” has the meaning set forth in Section 2.10(b) (Right to Obtain Releases of Mortgaged Property).

“Release Documents” mean instruments releasing the applicable Security Instrument as a Lien on a Mortgaged Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements, and such other documents and instruments to evidence the Release of such Mortgaged Property from the Collateral Pool.

“Release Fee” means with respect to any Release effected in accordance with Section 2.10(b) (Right to Obtain Releases of Mortgaged Property), a fee in the amount of $25,000 per Release Request.

“Release Mortgaged Property” means the Mortgaged Property to be released pursuant to Section 2.10(b) (Right to Obtain Releases of Mortgaged Property).

“Release Price” has the meaning set forth in the Mortgaged Property Release Schedule.

“Release Request” means a written request, substantially in the form of Exhibit C to this Master Agreement, to obtain a Release of Mortgaged Property from the Collateral Pool pursuant to Section 2.10(b) (Right to Obtain Releases of Mortgaged Property).

“Remaining Amortization Period” has the meaning set forth in the applicable Schedule of Advance Terms.

“Remaining Mortgaged Properties” has the meaning set forth in the Mortgaged Property Release Schedule.

“REMIC” means a real estate mortgage investment conduit as defined in Section 860D of the Internal Revenue Code.

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“Rent Roll” means, with respect to any Mortgaged Property, a rent roll prepared and certified by the owner of such Mortgaged Property, on a form approved by Lender.

“Rents” has the meaning set forth in the Security Instrument.

“Repair Threshold” has the meaning set forth in the Summary of Master Terms.

“Repairs” means, individually and collectively, the Required Repairs, Borrower Requested Repairs, and Additional Lender Repairs.

“Repairs Escrow Account” means the account established by Lender into which the Repairs Escrow Deposit is deposited to fund the Repairs.

“Repairs Escrow Account Administration Fee” has the meaning set forth in the Summary of Master Terms.

“Repairs Escrow Deposit” has the meaning set forth in the Summary of Master Terms.

“Replacement Reserve Account” means the account established by Lender into which the Replacement Reserve Deposits are deposited to fund the Replacements.

“Replacement Reserve Account Administration Fee” has the meaning set forth in the Summary of Master Terms.

“Replacement Reserve Account Interest Disbursement Frequency” has the meaning set forth in the Summary of Master Terms.

“Replacement Reserve Deposits” means the Initial Replacement Reserve Deposit, Monthly Replacement Reserve Deposits and any other deposits to the Replacement Reserve Account required by this Master Agreement.

“Replacement Threshold” has the meaning set forth in the Summary of Master Terms.

“Replacements” means, individually and collectively, the Required Replacements, Borrower Requested Replacements and Additional Lender Replacements.

“Request” means a Future Advance Request, an Addition Request, a Release Request, or a Conversion Request.

“Request Opinion” means a favorable opinion of counsel (including local counsel, as applicable) to Borrower, as to the due organization and qualification of Borrower, the due authorization, execution, delivery and enforceability of each Loan Document executed in connection with the applicable Request and such other matters as Lender may reasonably require, each dated as of the Effective Date for the Request, in form and substance satisfactory to Lender in all respects.

“Required Repair Schedule” means that certain Schedule 6 (Required Repair Schedule) to this Master Agreement.

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“Required Repairs” means those items listed on the Required Repair Schedule.

“Required Replacement Schedule” means that certain Schedule 5 (Required Replacement Schedule) to this Master Agreement.

“Required Replacements” means those items listed on the Required Replacement Schedule.

“Rescinded Payment” has the meaning set forth in Section 3.12 (Preferences, Fraudulent Conveyances, Etc.) of this Master Agreement.

“Reserve/Escrow Account Funds” means, collectively, the funds on deposit in the Reserve/Escrow Accounts.

“Reserve/Escrow Accounts” means, individually and collectively, the Replacement Reserve Account, the Repairs Escrow Account, and the Restoration Reserve Account.

“Residential Lease” means a Lease of an individual dwelling unit.

“Restoration” means any work and improvements required to be performed to the applicable Mortgaged Property following a casualty or event of loss as set forth in plans and specifications approved by Lender.

“Restoration Reserve Account” means, if applicable, the account established by Lender into which insurance proceeds are deposited in order to fund a Restoration following a casualty or event of loss.

“Restoration Reserve Account Administration Fee” has the meaning set forth in the Summary of Master Terms.

“Restoration Threshold” has the meaning set forth in the Summary of Master Terms.

“Restricted Ownership Interest” means,

(a)            with respect to (i) any Borrower Entity, and (ii) any Identified Party, the following Transfers shall not occur:

(1)            if such entity is a general partnership or a joint venture, fifty percent (50%) or more of all general partnership or joint venture interests in such entity;

(2)            if such entity is a limited partnership:

(A)            the interest of any general partner; or

(B)             fifty percent (50%) or more of all limited partnership interests in such entity (other than Publicly-Held Class A Interests);

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(3)            if such entity is a limited liability company or a limited liability partnership:

(A)            the interest of any managing member or the contractual rights of any non-member manager; or

(B)             fifty percent (50%) or more of all membership or other Ownership Interests in such entity;

(4)            if such entity is a corporation (other than a Publicly-Held Corporation) with only one class of voting stock, fifty percent (50%) or more of voting stock in such corporation;

(5)            if such entity is a corporation (other than a Publicly-Held Corporation) with more than one class of voting stock, the amount of shares of voting stock sufficient to have the power to elect the majority of directors of such corporation;

(6)            if such entity is a trust (other than a land trust or a Publicly-Held Trust), the power to Control such trust vested in the trustee of such trust or the ability to remove, appoint or substitute the trustee of such trust (unless the trustee of such trust after such removal, appointment or substitution is a trustee identified in the trust agreement approved by Lender); or

(7)            the amount of limited partnership interests in NERA sufficient to take the entity private; and

(b)           with respect to NewReal, the following Transfer shall not occur: any Transfer or Transfers (in one or a series of transactions) of fifty percent (50%) or more of the stock in such corporation in the aggregate after giving effect to all prior Transfers.

“Re-Underwriting Fee” means a non-refundable fee of $8,000 per Mortgaged Property then in the Collateral Pool in connection with any Request for a Conversion or any Borrow Up.

“Review Fee” means the non-refundable fee of $6,000 payable to Lender.

“Sanctioned Country” means a country or territory subject to either a targeted or comprehensive country-wide sanctions program administered and enforced by OFAC, which list is updated from time to time.

“Sanctioned Person” means:

(a)             a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC, available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time;

(b)             (1) an agency of the government of a Sanctioned Country, (2) an organization controlled by a Sanctioned Country, or (3) a Person resident in a Sanctioned Country, to the extent any Person described in clauses (1), (2) or (3) is the subject of a sanctions program administered by OFAC;

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(c)             a Person whose property and interests in property are blocked pursuant to an Executive Order or regulations administered by OFAC consistent with the guidance issued by OFAC; or

(d)             any person that meets (a) or (b) of the definition of “Prohibited Person.”

“Schedule of Advance Terms” means, individually and collectively as the context may require the Schedule(s) of Advance Terms attached to this Master Agreement as Schedule 3 as of the Initial Effective Date and as such Schedule shall be amended or supplemented with respect to any Future Advance.

“Security Documents” means the Security Instruments and any other documents executed by Borrower or Guarantor from time to time to secure any of Borrower’s or Guarantor’s obligations under the Loan Documents, as the same may be amended, restated, modified or supplemented from time to time.

“Security Instrument” means for each Mortgaged Property, a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by a Borrower to or for the benefit of Lender to secure the obligations of Borrower under the Loan Documents. With respect to each Mortgaged Property owned by a Borrower, the Security Instrument shall be substantially in the form published by Fannie Mae for use in the state in which the Mortgaged Property is located.

“Selected Advance” has the meaning set forth in Section (d) (Application of Release Price) of the Mortgaged Property Release Schedule.

“Servicing Arrangement” means any arrangement between Lender and the Loan Servicer for loss sharing or interim advancement of funds.

“Short-Term Rental” means any Lease or master Lease (including subleases, licenses, and other possessory interests, whether oral or written) of an individual dwelling unit, for which the intended occupancy of the dwelling unit is for a period or periods of less than thirty (30) days, irrespective of the stated term of the Lease, including any Lease:

(a)            for corporate tenant and guest suite purposes; or

(b)            with an agreement or arrangement between either:

(1)             Borrower and a tenant whereby the tenant may enter into a separate agreement or arrangement with a Short-Term Rental Provider to offer Short-Term Rentals at the Mortgaged Property; or

(2)             Borrower and a Short-Term Rental Provider, pursuant to which tenants may offer Short-Term Rentals at the Mortgaged Property.

Master Credit Facility Agreement	Form 6001.MCFA	Page 30
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Short-Term Rental Provider” means any platform or provider (including any internet or online service platform or provider) that offers Short-Term Rental services and arrangements, including booking and reservation services to guests and customers.

“Single Purpose” means compliance with Section 4.01(h) (Borrower Status – Representations and Warranties – Single Purpose Status) and Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement.

“SOFR” means, with respect to any day, the secured overnight financing rate last published for such day by the SOFR Administrator on the SOFR Administrator Website.

“SOFR Administrator” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor publisher of SOFR.

“SOFR Administrator Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or such other source generally used by commercial lenders to obtain SOFR for any day.

“Software” has the meaning set forth in the Security Instrument.

“SPE Owner” means the entities identified on the Ownership Interests Schedule that comply with the provisions of Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) and the SPE Requirements, as such schedule may be updated with the Addition of new Borrowers to this Master Agreement.

“SPE Requirements” means those provisions set forth on the SPE Requirements Schedule.

“SPE Requirements Schedule” means Schedule 17 attached to this Master Agreement.

“Staggered Substitution” means a Substitution of Additional Mortgaged Property that occurs subsequent to the release of the Release Mortgaged Property.

“Substitution” has the meaning set forth in Section 2.10(d) (Right to Substitutions).

“Substitution Cost Deposit” has the meaning set forth in the Mortgaged Property Release Schedule.

“Substitution Costs” has the meaning set forth in the Mortgaged Property Release Schedule.

“Substitution Deposit” has the meaning set forth in the Mortgaged Property Release Schedule.

“Substitution Fee” means with respect to any Substitution effected in accordance with Section 2.10(d) (Right to Substitutions), a fee in the amount which is the greater of (a) fifty basis points (0.50%) multiplied by the Allocable Facility Amount of the Mortgaged Property being released in connection with the Substitution, and (b) $50,000.

Master Credit Facility Agreement	Form 6001.MCFA	Page 31
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Summary of Master Terms” means that certain Schedule 2 (Summary of Master Terms) to this Master Agreement.

“Survey” means the as-built survey of each Mortgaged Property prepared in accordance with the Underwriting and Servicing Requirements.

“Taxes” has the meaning set forth in the Security Instrument.

“Term of this Master Agreement” means the period beginning on the Initial Effective Date and ending on the Termination Date.

“Termination Date” means the latest Maturity Date of any Advance Outstanding, provided no Maturity Date shall be after the Latest Facility Termination Date.

“Termination Documents” means the instruments releasing the Security Instruments as liens on the Mortgaged Properties, UCC-3 Termination Statements terminating the UCC-1 Financing Statements in favor of Lender, and such other documents and instruments necessary to evidence the release of the Collateral from any Lien securing the Indebtedness, and the Notes, all in connection with the termination of this Master Agreement pursuant to Section 2.11 (Termination of Master Agreement).

“Termination Request” means a written request to terminate this Master Agreement pursuant to Section 2.11 (Termination of Master Agreement).

“Title Company” means the title company which provides title insurance for the Mortgaged Property.

“Title Policy” means, individually and collectively, the mortgagee’s loan policies of title insurance issued by the Title Company from time to time in connection with the Advances and insuring the lien of the Security Instrument as set forth therein, as approved by Lender, including any endorsements attached thereto.

“Transfer” means:

(a)             as used with respect to Ownership Interests, (1) a sale, assignment, pledge, grant or creation of a lien, encumbrance or security interest, transfer or other disposition (whether voluntary, involuntary, or by operation of law) in any right, title or interest in any Ownership Interest in a Borrower Entity or Identified Party, or (2) the issuance or other creation of new Ownership Interests in a Borrower Entity, or (3) a merger or consolidation of Borrower Entity or Identified Party into another entity or of another entity into Borrower Entity or Identified Party as the case may be, or (4) the dissolution, Division, or liquidation of any Borrower Entity, or (5) the conversion of a Borrower Entity or Identified Party from one type of entity to another type of entity, or (6) the amendment, modification or any other change in the governing instrument or instruments of Borrower Entity or Identified Party which has the effect of changing the relative powers, rights, privileges, voting rights or economic interests of the Ownership Interests in such Borrower Entity or Identified Party; or (7) the withdrawal, removal or involuntary resignation of any owner or manager of any Borrower Entity or Identified Party;

Master Credit Facility Agreement	Form 6001.MCFA	Page 32
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)             as used with respect to a Mortgaged Property, (1) a sale, assignment, lease, pledge, transfer or other disposition (whether voluntary or by operation of law) other than Residential Leases, Material Commercial Leases or non-Material Commercial Leases permitted by this Master Agreement, or (2) a grant, pledge, creation or attachment of a lien (other than a Permitted Encumbrance), encumbrance or security interest (whether voluntary, involuntary, or by operation of law) in, any estate, rights, title or interest in the Mortgaged Property, or any portion thereof.

“Transfer Fee” means a fee equal to one percent (1%) of the unpaid principal balance of the Advances Outstanding (or such lesser amount as determined by Lender) payable to Lender.

“Treasury Regulations” means regulations, revenue rulings and other public interpretations of the Internal Revenue Code by the Internal Revenue Service, as such regulations, rulings and interpretations may be amended or otherwise revised from time to time.

“UCC” has the meaning set forth in the Security Instrument.

“UCC Collateral” has the meaning set forth in the Security Instrument.

“Unadjusted Index Replacement” means, with respect to a Variable Advance, the Index Replacement excluding the Index Replacement Adjustment.

“Underwriting and Servicing Requirements” means Lender’s overall requirements for Multifamily Residential Properties in connection with similar loans sold or anticipated to be sold to Fannie Mae, pursuant to Fannie Mae’s then current guidelines, including, requirements relating to appraisals, property condition assessments, environmental site assessments, and servicing and asset management, as such requirements may be amended, modified, updated, superseded, supplemented or replaced from time to time.

“Valuation” means the value determined by Lender pursuant to the Underwriting and Servicing Requirements. The Initial Valuation for any Mortgaged Property shall be held for at least twelve (12) months after the Effective Date such Mortgaged Property was added to the Collateral Pool unless if, in Lender’s reasonable judgment, changed market or property conditions warrant a redetermination of Valuation or any other event has occurred that invalidates the determination from such Effective Date.

“Variable Advance” means any variable rate execution approved by Lender evidenced by a Variable Note.

“Variable Fee” means for any Variable Advance, the number of basis points per annum determined at the time of funding of such Variable Advance by Lender as the Variable Fee for such Variable Advance.

Master Credit Facility Agreement	Form 6001.MCFA	Page 33
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

“Variable Note” means the promissory note (together with all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto), which will be issued by Borrower to Lender, concurrently with the funding of each Variable Advance, and which promissory note will be the same or substantially similar in form to the then current form of promissory note utilized by Fannie Mae for variable rate loans with the applicable type of loan execution.

“Variable Structured ARM Advance” means a loan made by Lender to Borrower that is anticipated to be sold to Fannie Mae under the Fannie Mae Structured Adjustable Rate Mortgage Program.

“Voidable Transfer” means any fraudulent conveyance, preference or other voidable or recoverable payment of money or transfer of property.

“Yield Maintenance Period End Date” or “Prepayment Premium Period End Date” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms.

“Yield Maintenance Period Term” or “Prepayment Premium Period Term” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 34
Schedule 1 (Definitions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 2
TO MASTER CREDIT FACILITY AGREEMENT

Summary of Master Terms

I. GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION
Borrower

(a)     COMMONWEALTH 1144 LIMITED PARTNERSHIP, a Massachusetts limited partnership

(b)     COMMONWEALTH 1137 LIMITED PARTNERSHIP, a Massachusetts limited partnership

(c)      NORTH BEACON 140 LIMITED PARTNERSHIP, a Massachusetts limited partnership

(d)     EXECUTIVE APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

(e)     HAMILTON OAKS ASSOCIATES, LLC, a Delaware limited liability company

(f)      HIGHLAND 38 LIMITED PARTNERSHIP, a Massachusetts limited partnership

(g)     OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

(h)     REDWOOD HILLS LIMITED PARTNERSHIP, a Massachusetts limited partnership

(i)      RIVER DRIVE LIMITED PARTNERSHIP, a Massachusetts limited partnership

(j)      WCB ASSOCIATES, LLC, a Delaware limited liability company

(k)     CLOVELLY APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

Lender	KEYBANK NATIONAL ASSOCIATION, a national banking association
Key Principal	(a) NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership (b) JAMESON BROWN

Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 1 © 2021 Fannie Mae

Guarantor	N/A
Multifamily Project

(a)      Commonwealth Apartments

(b)      Commonwealth Gardens

(c)      Courtyard at North Beacon

(d)      Executive Apartments

(e)      Hamilton Oaks

(f)       Highland Street Apartments

(g)      Olde English Village

(h)      Redwood Hills

(i)       River Drive Apartments

(j)       Westside Colonial Apartments

(k)      Clovelly Apartments

Affordable Housing Property

Commonwealth Apartments

☐       Yes

☒       No

Commonwealth Gardens

☐      Yes

☒      No

Courtyard at North Beacon

☐      Yes

☒      No

Executive Apartments

☐      Yes

☒      No

Hamilton Oaks

☐      Yes

☒      No

Highland Street Apartments

☐      Yes

☒      No

Olde English Village

☐      Yes

☒      No

Redwood Hills

☐      Yes

☒      No

River Drive Apartments

☐      Yes

☒      No

Westside Colonial Apartments

☐      Yes

☒      No

Clovelly Apartments

☐      Yes

☒      No

Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 2 © 2021 Fannie Mae

ADDRESSES
Borrower’s General Business Address	c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134
Borrower’s Notice Address	c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134 Attn: Jameson Brown, CEO and Andrew Bloch, CFO Email: jbrown@thehamiltoncompany.com and abloch@thehamiltoncompany.com
Multifamily Project Address

Commonwealth Apartments

1144 Commonwealth Ave, Allston, Norfolk County and Suffolk County, Massachusetts 02134

Commonwealth Gardens

1137 Commonwealth Ave, Allston, Suffolk County, Massachusetts 02134

Courtyard at North Beacon

140 North Beacon St, Brighton, Suffolk County, Massachusetts 02135

Executive Apartments

545 Worcester Rd, Framingham, Middlesex County, Massachusetts 01701

Hamilton Oaks

30 Oak St Extension, Brockton, Norfolk County and Plymouth County, Massachusetts 02301

Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 3 © 2021 Fannie Mae

 Highland Street Apartments

38 Highland St, Lowell, Middlesex County, Massachusetts 01852

Olde English Village

714 Chelmsford St, Lowell, Middlesex County, Massachusetts 01851

Redwood Hills

376 Sunderland Rd, Worcester, Worcester County, Massachusetts 01604

River Drive Apartments

3 River Drive, Danvers, Essex County, Massachusetts 01923

Westside Colonial Apartments

10 Westland St, Brockton, Plymouth County, Massachusetts 02301

Clovelly Apartments

160 Concord St, Nashua, Hillsborough County, New Hampshire 03064

Key Principal’s General Business Address	c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134
Key Principal’s Notice Address	c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134 Attn: Jameson Brown, CEO and Andrew Bloch, CFO Email: jbrown@thehamiltoncompany.com and abloch@thehamiltoncompany.com
Guarantor’s General Business Address	N/A
Guarantor’s Notice Address	N/A
Lender’s General Business Address	127 Public Square Cleveland, Ohio 44114
Lender’s Notice Address	KeyBank Real Estate Capital - Servicing Department 11501 Outlook Street, Suite 300 Overland Park, Kansas 66211 Mail code: KS-01-11-0501 Attention: Servicing Manager
Lender’s Payment Address	c/o KeyBank Real Estate Capital Post Office Box 145404 Cincinnati, Ohio 45250

Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 4 © 2021 Fannie Mae

II. RESERVE INFORMATION
Completion Period	Within twelve (12) months after the Effective Date or as otherwise shown on the Required Repair Schedule (provided that, for each Mortgaged Property, life safety Repairs shall be completed prior to the Effective Date a Mortgaged Property is added to the Collateral Pool, unless the Mortgaged Property is being acquired in an arm’s-length transaction with an unrelated third party, in which case life safety Repairs shall be completed within one (1) month of the applicable Effective Date)
Initial Replacement Reserve Deposit	As set forth on the Required Replacement Schedule
Maximum Inspection Fee	$750
Maximum Repair Disbursement Interval	One (1) time per calendar quarter
Maximum Replacement Reserve Disbursement Interval	One (1) time per calendar quarter
Maximum Restoration Reserve Disbursement Interval	One (1) time per calendar quarter
Minimum Repairs Disbursement Amount	$7,500
Minimum Replacement Reserve Disbursement Amount	$7,500
Minimum Restoration Reserve Disbursement Amount	$10,000
Monthly Replacement Reserve Deposit	As set forth on the Required Replacement Schedule
Repair Threshold	$50,000
Repairs Escrow Account Administration Fee	$1,000, payable one (1) time
Repairs Escrow Deposit	As set forth on the Required Repair Schedule
Replacement Reserve Account Administration Fee	$1,000, payable one (1) time
Replacement Reserve Account Interest Disbursement Frequency	Quarterly
Replacement Threshold	$50,000
Restoration Reserve Account Administration Fee	$1,000, payable one (1) time
Restoration Threshold	$50,000

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 5 © 2021 Fannie Mae

SCHEDULE 3.1
TO MASTER CREDIT FACILITY AGREEMENT

Schedule of Advance Terms

I. INFORMATION FOR $156,000,000 FIXED ADVANCE MADE NOVEMBER 30, 2021_
Advance Amount	$156,000,000
Advance Term	One hundred twenty (120) months
Advance Year	The period beginning on the Effective Date and ending on the last day of November, 2022, and each successive twelve (12) month period thereafter
Amortization Period	Zero (0) months
Amortization Type	☐ Amortizing ☒ Full Term Interest Only ☐ Partial Interest Only
Effective Date	November 30, 2021
First Payment Date	The first day of January, 2022
Fixed Rate	2.97%
Interest Accrual Method

☐    30/360 (computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months)

or

☒    Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month)

Interest Only Term	One hundred twenty (120) months
Interest Rate	The Fixed Rate
Interest Rate Type	Fixed Rate
Maturity Date	The first day of December, 2031, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise
Monthly Debt Service Payment

For Full Term Interest Only (Actual/360):

(i)       $398,970 for the First Payment Date; and

(ii)      for each Payment Date thereafter until the Advance is fully paid:

    (a)       $360,360 if the prior month was a 28-day month;

    (b)       $373,230 if the prior month was a 29-day month;

    (c)       $386,100 if the prior month was a 30-day month; and

    (d)       $398,970 if the prior month was a 31-day month

Prepayment Lockout Period	The 0 Advance Year of the term of the Advance
Remaining Amortization Period	For Interest-Only Loans: N/A

Master Credit Facility Agreement Schedule 3.1 (Schedule of Advance Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 1 © 2021 Fannie Mae

II. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION
Yield Maintenance Period End Date or Prepayment Premium Period End Date	The last day of May, 2031
Yield Maintenance Period Term or Prepayment Premium Period Term	One hundred fourteen (114) months

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement Schedule 3.1 (Schedule of Advance Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 2 © 2021 Fannie Mae

SCHEDULE 4.1
TO MASTER CREDIT FACILITY AGREEMENT

Prepayment Premium Schedule

(Standard Yield Maintenance – Fixed Rate)

1.	Defined Terms.

All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in this Master Agreement.

2.	Prepayment Premium.

Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement shall be computed as follows:

(a)            If the prepayment is made at any time after the Effective Date and before the Yield Maintenance Period End Date, the Prepayment Premium shall be the greater of:

(1)	one percent (1%) of the amount of principal being prepaid; or

(2)	the product obtained by multiplying:

(A)	the amount of principal being prepaid,

by

(B)            the difference obtained by subtracting from the Fixed Rate on the Advance, the Yield Rate (as defined below) on the twenty-fifth Business Day preceding (i) the Intended Prepayment Date, or (ii) the date Lender accelerates the Advance or otherwise accepts a prepayment pursuant to Section 2.06 (Application of Collateral) of this Master Agreement, by

(C)	the present value factor calculated using the following formula:

1 - (1 + r)-n/12

r

[r =	Yield Rate

n =	the number of months remaining between (i) either of the following: (x) in the case of a voluntary prepayment, the last day of the month in which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of the Advance and (ii) the Yield Maintenance Period End Date.

Master Credit Facility Agreement Schedule 4.1 (Prepayment Premium Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6104.01 05-20	Page 1 © 2021 Fannie Mae

For purposes of this clause (2), the “Yield Rate” means the yield calculated by interpolating the yields for the immediately shorter and longer term U.S. “Treasury constant maturities” (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the “Fed Release”) under the heading “U.S. government securities”) closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three (3) decimal places):

a =	the yield for the longer U.S. Treasury constant maturity

b =	the yield for the shorter U.S. Treasury constant maturity

x =	the term of the longer U.S. Treasury constant maturity

y =	the term of the shorter U.S. Treasury constant maturity

z =	“n” (as defined in the present value factor calculation above) divided by twelve (12).

For purposes of this clause (2), if the Yield Rate is calculated to be zero, the number 0.00001 shall be deemed to be the Yield Rate.

Notwithstanding any provision to the contrary, if “z” equals a term reported under the U.S. “Treasury constant maturities” subheading in the Fed Release, the yield for such term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.]

Master Credit Facility Agreement	Form 6104.01	Page 2
Schedule 4.1 (Prepayment Premium Schedule)	05-20	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(b)            If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth month prior to the month in which the Maturity Date occurs, the Prepayment Premium shall be one percent (1%) of the amount of principal being prepaid.

(c)            Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth month prior to the month in which the Maturity Date occurs.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6104.01	Page 3
Schedule 4.1 (Prepayment Premium Schedule)	05-20	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 5
TO MASTER CREDIT FACILITY AGREEMENT

Required Replacement Schedule

Mortgaged Property	Initial Replacement Reserve Deposit	Monthly Replacement Reserve Deposit
Commonwealth Apartments	$0	$5,438
Commonwealth Gardens	$0	$826
Courtyard at North Beacon	$0	$1,555
Executive Apartments	$0	$2,154
Hamilton Oaks	$0	$6,231
Highland Street Apartments	$0	$1,107
Olde English Village	$0	$2,870
Redwood Hills	$0	$4,505
River Drive Apartments	$0	$1,752
Westside Colonial Apartments	$0	$4,245
Clovelly Apartments	$0	$2,533

Commonwealth Apartments

Item
Masonry Repointing and repairs
Ethylene Propylene Diene Monomer (EPDM)
Oil/gas.dual fired, low MBH Boiler
Hot Water Circulation Pumps
Central Domestic Water Boiler
Water Storage Tank
Wood (strip/parquet)
Kitchen: Range/Stove
Kitchen: Refrigerator
Common area floors, carpet
Common area floors - tile, vinyl

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 5 (Required Replacement Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Commonwealth Gardens

Item
Painting, Exterior
Masonry Repointing and repairs
Ethylene Propylene Diene Monomer (EPDM)
Fan coil unit / furnace
Split system condenser
Individual Unit Domestic Hot Water Heater
Central Domestic Water Boiler
Ceramic / Tile / Terrazzo
Wood (strip/parquet)
Kitchen: Dishwasher
Kitchen: Range/Stove
Kitchen: Refrigerator
Common area floors, carpet

Courtyard at North Beacon

Item
Asphalt seal coat and striping
Painting, Exterior
Asphalt shingle (3-tab)
Fan coil unit / furnace
Split system condenser
Individual Unit Domestic Hot Water Heater
Central Domestic Hot Water Heater
Ceramic / Tile / Terrazzo
Carpet
Vinyl Flooring
Kitchen: Dishwasher
Kitchen: Range/Stove
Kitchen: Refrigerator
Common area floors, carpet
Pool/ spa plaster liner
Pool/ spa heat and filtration equipment

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 5 (Required Replacement Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Executive Apartments

Item
Asphalt seal coat and striping
Exterior - Clean, Seal, Paint
Ethylene Propylene Diene Monomer (EPDM)
A/C window unit or through wall
Federal Pacific Stab-Lok Electrical Panels
Sump Pump
Ceramic / Tile / Terrazzo
Carpet
Kitchen: Dishwasher
Kitchen: Range/Stove
Kitchen: Refrigerator
Common area floors, carpet

Hamilton Oaks

Item
Asphalt seal coat and striping
Paiting Exterior
Asphalt single (3-tab)
Ethylene Propylene Diene Monomer
Thermoplastic Polyolefin (TPO) / Polyvinyl Chloride (PVC)
A/C window unit or through wall
Oil/gas dual fired, low MBH Boiler
Hot Water Circulation Pumps
Central Domestic Water Boiler
Ceramic/Tile/Terrazzo
Carpet
Kitchen; Dishwasher
Kitchen; Range/Stove
Kitchen; Refrigerator
Common area floors, carpet
Pool/Spa platlster liner
Pool/spa heat and filtration equipment

Master Credit Facility Agreement	Form 6001.MCFA	Page 3
Schedule 5 (Required Replacement Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Highland Street Apartments

Item

Asphalt seal coat and striping

Painting, Exterior

Asphalt shingle (3-tab)

A/C window unit or through wall

Carpet

Vinyl Flooring

Kitchen: Dishwasher

Kitchen: Range/Stove

Kitchen: Refrigerator

Kitchen: Microwave

Common area floors, carpet

Olde English Village

Item

Asphalt seal coat and striping

Painting, Exterior

Asphalt shingle (3-tab)

A/C window unit or through wall

Carpet

Vinyl Flooring

Kitchen: Dishwasher

Kitchen: Range/Stove

Kitchen: Refrigerator

Common area floors, carpet

Redwood Hills

Item

Asphalt seal coat and striping

Exterior cleaning and sealant

Asphalt shingle (3-tab)

A/C window unit or through wall

Oil/gas.dual fired, low MBH Boiler

Hot Water Circulation Pumps

Water Storage Tank

Ceramic / Tile / Terrazzo

Carpet

Kitchen: Dishwasher

Kitchen: Range/Stove

Kitchen: Refrigerator

Common area floors, carpet

Common area washer

Common area dryer

Pool/ spa plaster liner

Master Credit Facility Agreement	Form 6001.MCFA	Page 4
Schedule 5 (Required Replacement Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

River Drive Apartments

Item

Asphalt seal coat and striping

Painting, Exterior

Asphalt shingle (3-tab)

A/C window unit or through wall

Hot Water Circulation Pumps

Central Domestic Hot Water Heater

Wood (strip/parquet)

Carpet

Vinyl Flooring

Kitchen: Dishwasher

Kitchen: Range/Stove

Kitchen: Refrigerator

Common area floors, carpet

Common area washer

Common area dryer

Westside Colonial Apartments

Item

Asphalt seal coat and striping

Painting, Exterior

Asphalt shingle (3-tab)

A/C window unit or through wall

Hot Water Circulation Pumps

Federal Pacific Stab-Lok Panels

Water Storage Tank

Ceramic / Tile / Terrazzo

Wood (strip/parquet)

Kitchen: Dishwasher

Kitchen: Range/Stove

Kitchen: Refrigerator

Common area floors, carpet

Pool/ spa plaster liner

Pool/ spa heat and filtration equipment

Master Credit Facility Agreement	Form 6001.MCFA	Page 5
Schedule 5 (Required Replacement Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Clovelly Apartments

Item

Asphalt seal coat and striping

Painting, Exterior

Asphalt shingle (3-tab)

Packaged terminal air conditioner ( PTAC)

A/C window unit or through wall

Oil/gas.dual fired, low MBH Boiler

Central Domestic Water Heaters

Carpet

Vinyl Flooring

Kitchen: Dishwasher

Kitchen: Range/Stove

Kitchen: Refrigerator

Common area floors, carpet

Common area washer

Common area dryer

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 6
Schedule 5 (Required Replacement Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 6
TO MASTER CREDIT FACILITY AGREEMENT

Required Repair Schedule

Mortgaged Property Name: Commonwealth Apartments

Mortgaged Property Address:  1144 Commonwealth Ave, Allston, Norfolk County and Suffolk County, Massachusetts 02134

Fannie Mae Collateral Reference Number: 9999108208-001

Repairs Escrow Deposit: $45,000

Life Safety:	Escrow:			Completion:		Cost:	Escrow Amount:
None Noted		Yes	No		Mos.	$0	$0
Critical:
Water Damage (building 1140)	X	Yes	No	6	Mos.	$1,000	$1,250
Deferred Maintenance:
Sidewalk cracking	X	Yes	No	12	Mos.	$17,500	$21,875
Painting, Exterior	X	Yes	No	12	Mos.	$11,250	$14,063
Window replacement	X	Yes	No	12	Mos.	$6,250	$7,813
Items of Note:
None Noted		Yes	No		Mos.	$0	$0
Short Term Replacements:
None Noted		Yes	No		Mos.	$0	$0
Totals:						$36,000	$45,000

Mortgaged Property Name: Commonwealth Gardens

Mortgaged Property Address:  1137 Commonwealth Ave, Allston, Suffolk County, Massachusetts 02134

Fannie Mae Collateral Reference Number: 9999108209-001

Repairs Escrow Deposit: $0

Life Safety:	Escrow:			Completion:		Cost:	Escrow Amount:
None Noted	Yes		No		Mos.	$0	$0
Critical:
Water Damaged Ceiling Materials	Yes	X	No	6	Mos.	$500	$0
Deferred Maintenance:
Asphalt pavement	Yes	X	No	12	Mos.	$3,000	$0
Exterior unit door	Yes	X	No	12	Mos.	$3,750	$0
Items of Note:
None Noted	Yes		No		Mos.	$0	$0
Short Term Replacements:
None Noted	Yes		No		Mos.	$0	$0
Totals:						$7,250	$0

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 6 (Required Repair Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Mortgaged Property Name: Courtyard at North Beacon

Mortgaged Property Address: 140 North Beacon St, Brighton, Suffolk County, Massachusetts 02135

Fannie Mae Collateral Reference Number: 9999108210-001

Repairs Escrow Deposit: $0

Life Safety:	Escrow:			Completion:		Cost:	Escrow Amount:
None Noted	Yes		No		Mos.	$0	$0
Critical:
Fire Extinguishers: The fire extinguishers were observed to have expired inspection tags. A new inspection of all fire extinguisher units is needed to ensure they are in good condition.	Yes	X	No	6	Mos.	$1,500	$0
Treat property for wood destroying insects as recommended by the WDI report dated 10/26/21.	Yes	X	No	6	Mos.	$1,500	$0
Deferred Maintenance:
None Noted	Yes		No		Mos.	$0	$0
Items of Note:
None Noted	Yes		No		Mos.	$0	$0
Short Term Replacements:
None Noted	Yes		No		Mos.	$0	$0
Totals:						$3,000	$0

Mortgaged Property Name: Executive Apartments

Mortgaged Property Address:545 Worcester Rd, Framingham, Middlesex County, Massachusetts 01701

Fannie Mae Collateral Reference Number: 9999108211-001

Repairs Escrow Deposit: $58,750

Life Safety:	Escrow:			Completion:		Cost:	Escrow Amount:
None Noted		Yes	No		Mos.	$0	$0
Critical:
Catch basins, inlets, culverts, storm drainage	X	Yes	No	6	Mos.	$30,000	$37,500
Fire Extinguishers	X	Yes	No	6	Mos.	$1,500	$1,875
Resolve water infiltration into buildings	X	Yes	No	6	Mos.	$7,500	$9,375
Deferred Maintenance:
Retaining walls	X	Yes	No	12	Mos.	$4,000	$5,000
Exterior - Clean, Seal, Paint	X	Yes	No	12	Mos.	$4,000	$5,000
Items of Note:
None Noted		Yes	No		Mos.	$0	$0
Short Term Replacements:
None Noted		Yes	No		Mos.	$0	$0
Totals:						$47,000	$58,750

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 6 (Required Repair Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Mortgaged Property Name: Hamilton Oaks

Mortgaged Property Address: 30 Oak St Extension, Brockton, Norfolk County and Plymouth County, Massachusetts 02301

Fannie Mae Collateral Reference Number: 9999108212-001

Repairs Escrow Deposit: $0

Life Safety:	Escrow:			Completion:		Cost:	Escrow Amount:
None Noted	Yes		No		Mos.	$0	$0
Critical:
Fire Extinguishers-The fire extinguisher were observed to have expired inspection tags. A new inspection of all fire extinguisher units is needed to ensure they are in good working condition.	Yes	X	No	6	Mos.	$1,500	$0
Deferred Maintenance:
Landscaping-Vegetation overgrowth noted on norther perimeter fence. Trimming is recommended	Yes	X	No	12	Mos.	$3,000	$0
Sidwalks-Areas of cracking noted on walkway between the two apartment buildings. Repair of the damaged cocnrete flatwork is recommended.	Yes	X	No	12	Mos.	$1,500	$0
Provide Van Accessible Parking Space-The accessible parking space at the leasing office was not configured for or identified as van-accessible. Conversion of the existing ADA space to a properly configured and identified van-accessible space is required.	Yes	X	No	12	Mos.	$250	$0
Provide Lever Hardware at Leasing Office-The leasing office entrance door was noted with orbital door hardware. Installation of lever hardware for leasing office entry door is recommended.	Yes	X	No	12	Mos.	$125	$0
Items of Note:
Radon Test results are pending. If the tests come back elevated long term testing will be reccomended and if the long term testing results are high a radon mitigation system will be reccomended. Costs associated witht the long term testing and mitigation total $4,500.	Yes	X	No		Mos.	$0	$0
Responses from the municipality on fire, zoning and building code violations have not been received yet. The Borrower certifies there are no open code fire, zoning or building code violations to their knowledge. Upon the receipt of responses from the municipality, and in the event there are any code violations, Borrower must cure such violations within 30-days of the receipt of any violation(s) or 60 days post-closing, whichever is later.	Yes	X	No	30-days of the receipt of any violation(s) or 60 days post-closing, whichever is later		$0	$0
Short Term Replacements:
None Noted	Yes		No		Mos.	$0	$0
Totals:						$6,375	$0

Master Credit Facility Agreement	Form 6001.MCFA	Page 3
Schedule 6 (Required Repair Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Mortgaged Property Name: Highland Street Apartments

Mortgaged Property Address: 38 Highland St, Lowell, Middlesex County, Massachusetts 01852

Fannie Mae Collateral Reference Number: 9999108213-001

Repairs Escrow Deposit: $0

Life Safety:	Escrow:			Completion:		Cost:	Escrow Amount:
None Noted	Yes		No		Mos.	$0	$0
Critical:
Close Open Building Code Violation	Yes	X	No	6	Mos.	$10	$0
Deferred Maintenance:
Asphalt pavement-Repair areas of alligator cracking.	Yes	X	No	12	Mos.	$5,000	$0
Items of Note:
None Noted	Yes		No		Mos.	$0	$0
Short Term Replacements:
None Noted	Yes		No		Mos.	$0	$0
Totals:						$5,010	$0

Mortgaged Property Name: Olde English Village

Mortgaged Property Address: 714 Chelmsford St, Lowell, Middlesex County, Massachusetts 01851

Fannie Mae Collateral Reference Number: 9999108214-001

Repairs Escrow Deposit: $0

Life Safety:	Escrow:			Completion:		Cost:	Escrow Amount:
None noted	Yes		No		Mos.	$0	$0
Critical:
Add GFCI outlets	Yes	X	No	6	Mos.	$1,000	$0
Water Damage	Yes	X	No	6	Mos.	$500	$0
Termite Treatment - update and remediate sentricon system as reccomended by the WDI report dated 10/26/21.	Yes	X	No	6	Mos.	$1,500	$0
Deferred Maintenance:
Provide Van Accessible Parking Space	Yes	X	No	12	Mos.	$250	$0
Provide Lever Hardware at Leasing Office	Yes	X	No	12	Mos.	$125	$0
Items of Note:
None Noted	Yes		No		Mos.	$0	$0
Short Term Replacements:
None Noted	Yes		No		Mos.	$0	$0
Totals:						$3,375	$0

Master Credit Facility Agreement	Form 6001.MCFA	Page 4
Schedule 6 (Required Repair Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Mortgaged Property Name: Redwood Hills

Mortgaged Property Address: 376 Sunderland Rd, Worcester, Worcester County, Massachusetts 01604

Fannie Mae Collateral Reference Number: 9999108215-001

Repairs Escrow Deposit: $32,813

Life Safety:	Escrow:				Completion:		Cost:	Escrow Amount:
None Noted		Yes		No		Mos.	$0	$0
Critical:
Hot and Cold Water Distribution	X	Yes		No	6	Mos.	$1,500	$1,875
Down Units	X	Yes		No	6	Mos.	$15,000	$18,750
Unit Interior Finishes	X	Yes		No	6	Mos.	$500	$625
Unit Carbon Monoxide Detectors	X	Yes		No	6	Mos.	$3,000	$3,750
Deferred Maintenance:
Landscaping	X	Yes		No	12	Mos.	$5,000	$6,250
Provide Van Accessible Parking Space	X	Yes		No	12	Mos.	$250	$313
Provide Accessible Communication Features	X	Yes		No	12	Mos.	$500	$625
Water Damaged Ceiling Materials	X	Yes		No	12	Mos.	$500	$625
Items of Note:
Exterior Cleaning and Sealant		Yes	X	No		Mos.	$0	$0
Short Term Replacements:
None Noted		Yes		No		Mos.	$0	$0
Totals:							$26,250	$32,813

Mortgaged Property Name: River Drive Apartments

Mortgaged Property Address: 3 River Drive, Danvers, Essex County, Massachusetts 01923

Fannie Mae Collateral Reference Number: 9999108216-001

Repairs Escrow Deposit: $0

Life Safety:	Escrow:			Completion:		Cost:	Escrow Amount:
None noted	Yes		No		Mos.	$0	$0
Critical:
Radon Testing - Long term radon testing for at least 91 days is required. If the long term testing is above the EPA action level, installation of a radon mitigation system is recommended.	Yes	X	No	6	Mos.	$4,500	$0
Deferred Maintenance:
Asphalt pavement cracking	Yes	X	No	12	Mos.	$8,190	$0
Items of Note:
None noted	Yes		No		Mos.	$0	$0
Short Term Replacements:
None noted	Yes		No		Mos.	$0	$0
Totals:						$12,690	$0

Master Credit Facility Agreement	Form 6001.MCFA	Page 5
Schedule 6 (Required Repair Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Mortgaged Property Name: Westside Colonial Apartments

Mortgaged Property Address: 10 Westland St, Brockton, Plymouth County, Massachusetts 02301

Fannie Mae Collateral Reference Number: 9999108217-001

Repairs Escrow Deposit: $0

Life Safety:	Escrow:			Completion:		Cost:	Escrow Amount:
None Noted	Yes		No		Mos.	$0	$0
Critical:
Fire Suppression	Yes	X	No	6	Mos.	$1,500	$0
Fire Extinguishers	Yes	X	No	6	Mos.	$1,500	$0
Deferred Maintenance:
None Noted	Yes		No		Mos.	$0	$0
Items of Note:
Sealant of linear sidewalk cracking along the building perimeter.	Yes		No		Mos.	$0	$0
Responses from the municipality on fire, zoning and building code violations have not been received yet. The Borrower certifies there are no open code fire, zoning or building code violations to their knowledge. Upon the receipt of responses from the municipality, and in the event there are any code violations, Borrower must cure such violations within 30-days of the receipt of any violation(s) or 60 days post-closing, whichever is later.	Yes		No	30-days of the receipt of any violation(s) or 60 days post-closing, whichever is later		$0	$0
Short Term Replacements:
None Noted	Yes		No		Mos.	$0	$0
Totals:						$3,000	$0

Master Credit Facility Agreement	Form 6001.MCFA	Page 6
Schedule 6 (Required Repair Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Mortgaged Property Name: Clovelly Apartments

Mortgaged Property Address: 160 Concord St, Nashua, Hillsborough County, New Hampshire 03064

Fannie Mae Collateral Reference Number: 9999108207-001

Repairs Escrow Deposit: $0

Life Safety:	Escrow:			Completion:		Cost:	Escrow Amount:
None Noted	Yes		No		Mos.	$0	$0
Critical:
Unit Wiring (GFCI Installation)	Yes	X	No	6	Mos.	$875	$0
Radon Testing - Long term radon testing within Building B is required. If the long term testing is above the EPA action level, installation of a radon mitigation system is recommended.	Yes	X	No	6	Mos.	$4,500	$0
Unit Carbon Monoxide Detectors Installation	Yes	X	No	6	Mos.	$2,500	$0
Deferred Maintenance:
Landscaping	Yes	X	No	12	Mos.	$5,000	$0
Painting, Exterior	Yes	X	No	12	Mos.	$3,000	$0
Items of Note:
None Noted	Yes		No		Mos.	$0	$0
Short Term Replacements:
None Noted	Yes		No		Mos.	$0	$0
Totals:						$15,875	$0

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 7
Schedule 6 (Required Repair Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 7
TO MASTER CREDIT FACILITY AGREEMENT

General Conditions Schedule

Borrower’s right to close any transaction requested in a Request (other than a Termination Request) shall be subject to satisfaction of the following General Conditions precedent, in addition to any other applicable conditions precedent contained in this Master Agreement:

(a)            No Material Adverse Effect.

There has been no Material Adverse Effect since the later of the Initial Effective Date and the date of the last amendment to this Master Agreement.

(b)            No Default.

There shall exist no Event of Default or Potential Event of Default (that is not otherwise cured by the closing of such Request). The closing of such Request shall not result in an Event of Default or Potential Event of Default.

(c)            No Insolvency.

Receipt by Lender on the Effective Date for the Request of evidence satisfactory to Lender that neither Borrower nor any general partner or sole member of Borrower is Insolvent or will be rendered Insolvent by the transactions contemplated by the Loan Documents or, after giving effect to such transactions, will be left with an unreasonably small capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor.

(d)            Representations and Warranties.

All representations and warranties made by Borrower and Guarantor in the Loan Documents shall be true and correct on the Effective Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Effective Date for the Request.

(e)            Payment of Expenses.

The payment by Borrower of Lender’s and Fannie Mae’s reasonable third party out-of-pocket fees and expenses payable in accordance with this Master Agreement, including the legal fees and expenses described in Section 4.02(g) (Payment of Costs, Fees, and Expenses) of this Master Agreement whether or not the Request closes; provided, however, if Borrower makes a Request and fails to close on a Request for any reason other than the default by Lender, then Borrower shall also pay to Lender and Fannie Mae all actual damages incurred by Lender and Fannie Mae in connection with the failure to close.

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 7 (General Conditions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(f)            No Untrue Statements.

The Loan Documents shall not contain any untrue or misleading statement of a material fact and shall not fail to state a material fact necessary to make the information contained therein not misleading.

(g)           Covenants.

Borrower and Guarantor are in full compliance with each of the covenants contained in the Loan Documents, without giving effect to any notice and cure rights of Borrower and Guarantor.

(h)           Delivery of Closing Documents.

The receipt by Lender of the following, each dated as of the Effective Date for the Request, in form and substance satisfactory to Lender in all respects:

(1)            the Loan Documents relating to such Request including an Organizational Certificate; and

(2)            such other documents, instruments, approvals (and, if requested by Lender, certified duplicates of executed copies thereof) and opinions as Lender may reasonably request.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 7 (General Conditions Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 8
TO MASTER CREDIT FACILITY AGREEMENT

Property-Related Documents Schedule

With respect to any Additional Mortgaged Property or Future Advance, it shall be a condition precedent that Lender receive from Borrower each of the documents and reports required by Lender in connection with the addition of such Mortgaged Property to the Collateral Pool or making of such Future Advance and, each of the following, each dated as of the applicable Effective Date, in form and substance satisfactory to Lender in all respects (the “Property-Related Documents”):

(a)            a commitment for the Title Policy applicable to each Mortgaged Property being added and a pro forma Title Policy based on the commitment in the amount of title insurance afforded by the Title Policy for each Mortgaged Property being added to the Collateral Pool (1) if tie-in endorsements are available for all or a portion of the Mortgaged Properties, in an aggregate amount equal to the combined Allocable Facility Amounts for all of the Mortgaged Properties covered by the tie-in endorsements, not to exceed the amount of the aggregate original principal amount of all Advances Outstanding, or (2) if a tie-in endorsement is not available for any Mortgaged Property, then with respect to such Mortgaged Properties not subject to the tie-in endorsement an amount equal to one hundred twenty-five percent (125%) of the Valuation of such Mortgaged Property not subject to the tie-in endorsement (or such lesser amount that is the maximum allowed by law or regulation);

(b)           a Security Instrument for each Additional Mortgaged Property. The amount secured by each Security Instrument shall be equal to the aggregate original principal amount of all Advances Outstanding in effect from time to time;

(c)            a title instruction letter directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Loan Documents required by Lender to be filed or recorded, including duly executed and delivered original copies of the Security Instruments covering the applicable Mortgaged Properties and UCC-1 Financing Statements covering the portion of the Collateral comprised of personal property, and other appropriate instruments, in form and substance satisfactory to Lender and in form proper for recordation, as may be necessary in the opinion of Lender to perfect the Liens created by the applicable Security Instruments and any other Loan Documents creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;

(d)           if the Title Policy for an Additional Mortgaged Property contains a tie-in endorsement (as available), an endorsement to each Title Policy for each Mortgaged Property in the Collateral Pool containing a tie-in endorsement, adding a reference to the Additional Mortgaged Property;

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 8 (Property-Related Documents Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(e)            if required by Lender

(1)           amendments to this Master Agreement, the Notes and the existing Security Instruments reflecting any Addition, Substitution or Future Advance and increase in the secured amount of each Security Instrument, if applicable; and

(2)           as to any Security Instrument or Note so amended or if Lender determines that an endorsement to the Title Policy is necessary to maintain the priority of the Lien created in favor of Lender with respect to the Outstanding Indebtedness or to maintain the validity of any Title Policy, the receipt by Lender of an endorsement to each Title Policy insuring the amended Security Instruments, amending the effective date of each Title Policy to the Effective Date and showing no additional exceptions to coverage other than Permitted Encumbrances and other exceptions approved by Lender, together with any reinsurance agreements required by Lender;

(f)            clean UCC searches, judgment searches and tax lien searches on Borrower, Borrower’s sole member, managing member, or general partner (as applicable), and Guarantor, and SPE Owner and other Identified Parties;

(g)           the Insurance Policy (or a certified copy of the Insurance Policy) applicable to the Additional Mortgaged Property;

(h)           unless waived by Lender, the Survey applicable to the Additional Mortgaged Property and approved by Lender (which shall be last revised no more than forty-five (45) days prior to the applicable Effective Date);

(i)             either (1) (A) letters or other evidence with respect to the Additional Mortgaged Property from the appropriate Governmental Authority concerning applicable zoning and building laws, and (B) a zoning endorsement to the Title Policy or (2) a zoning opinion letter, in each case in substance satisfactory to Lender;

(j)             a Guaranty or Confirmation of Guaranty by each party providing a Guaranty to Lender;

(k)            a Contribution Agreement or an amendment thereto;

(l)             an Environmental Indemnity Agreement, amendment thereto or Confirmation of Environmental Indemnity Agreement, as required by Lender;

(m)           an Assignment of Management Agreement or an amendment thereto applicable to the Additional Mortgaged Property, on the standard form required by Lender;

(n)           an assignment of leases and rents applicable to the Additional Mortgaged Property, if Lender determines one to be necessary or desirable;

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 8 (Property-Related Documents Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(o)           any required subordination, non-disturbance and attornment agreements and/or estoppel certificates with respect to any commercial leases, master leases and/or ground lease (if any) affecting the Additional Mortgaged Property; and

(p)           such other documents, instruments and approvals (and if requested by Lender, certified duplicates of executed copies thereof) as Lender may reasonably request.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 3
Schedule 8 (Property-Related Documents Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 9
TO MASTER CREDIT FACILITY AGREEMENT

Conversion Schedule

The procedure for converting all or any portion of a Variable Note to a Fixed Note contained in this Conversion Schedule shall apply to all Conversion of Variable Notes to Fixed Notes which are permitted during the Conversion Period.

(a)           Procedures for Conversion.

(1)	Conversion Request; Conversion Eligibility Determination.

(A)          Subject to the terms herein, if Borrower desires to exercise a Conversion, Borrower shall submit a Conversion Request to Lender. Each Conversion Request shall (i) designate the amount of the Variable Note Outstanding to be converted, (ii) be in the minimum amount of $5,000,000 or such other amount permitted by Lender, and (iii) include Borrower’s selection of a Fixed Rate Option. Borrower shall deliver the Conversion Request no earlier than the first day of the Conversion Request Period and no later than the last day of the Conversion Request Period, unless otherwise agreed to by Lender.

(B)           The Conversion Request shall be accompanied by the Re-Underwriting Fee in the form of a check payable to Lender or by wire transfer to an account designated by Lender, which Re-Underwriting Fee shall be deemed earned by Lender and non-refundable upon receipt.

(C)           Borrower shall submit to Lender, within five (5) days after receipt of a request therefor, all information relating to the operation of the Mortgaged Property required by Lender to determine whether the Coverage and LTV Test would be satisfied immediately after such Conversion. If Borrower fails to provide such information within such period, Borrower’s Conversion Request shall be deemed canceled.

(D)          Within fifteen (15) days after receipt of a Conversion Request (or, if Lender requests additional information from Borrower pursuant to Section (a)(1)(C) of this Conversion Schedule, within fifteen (15) days after Lender’s receipt of such additional information), Lender shall determine whether the Coverage and LTV Test would be satisfied as a result of the Conversion.

(2)	Exercise of Conversion; Rate Lock Request.

(A)          If, after receipt of Lender’s confirmation that the Coverage and LTV Test would be satisfied immediately after the Conversion Borrower desires to exercise the Conversion, Borrower shall, no later than thirty-five (35) days prior to the last day of the Conversion Period (unless otherwise agreed to by Lender, provided that in no event shall the rate lock described below take place later than the date one month prior to the last day of the Conversion Period):

(i)             pay to Lender the Conversion Good Faith Deposit; and

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 9 (Conversion Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(ii)            make a Conversion Rate Lock Request.

(B)           Borrower shall lock the Fixed Rate in the manner prescribed by Lender and the date of such rate lock shall be deemed the “Conversion Exercise Date.” In no event shall the Conversion Exercise Date be earlier than the date two (2) months prior to the Conversion Effective Date nor later than the date one (1) month prior to the Conversion Effective Date. The Conversion Closing Date shall be determined by Lender and shall be no later than ten (10) days after the Conversion Exercise Date.

(b)            Underwriting and Terms of Conversion.

(1)	Coverage and LTV Tests; Failure to Underwrite.

After giving effect to the requested Conversion, the Coverage and LTV Tests shall be satisfied. In the event that the Coverage and LTV Tests would not be satisfied after the proposed Conversion, if Borrower continues to elect the Conversion, Borrower shall prepay such Advances or a portion of an Advance to meet the Coverage and LTV Tests and shall pay all Prepayment Premiums and other fees associated with such prepayment.

(2)	Maturity Date of Converted Advances.

Upon Conversion, such converted Note shall have a Maturity Date specified by Borrower, provided that such Maturity Date shall be subject to Section 2.03(a)(5) (Maturity Dates).

(3)	Interest Rate and Terms for Converted Note.

(A)          The Interest Rate for such converted Note shall be determined by Lender at the time of the rate lock of the Conversion.

(B)           For Variable Notes that are full-term interest-only, the Amortization Period from and after the Conversion Effective Date shall be three hundred sixty (360) months. For all other Variable Notes, including Variable Notes that are partial interest-only or amortizing, the Amortization Period from and after the Conversion Effective Date shall be:

(i)             three hundred sixty (360) months, if (x) subject to the limitations in Section 2.03(a)(5)(B) (Maturity Dates), Borrower selects a Fixed Rate Option having a term greater than or equal to the original term of the Variable Note from the Effective Date of such Note through the Maturity Date, and (y) the most recent inspection of the Mortgaged Property by Lender resulted in a rating of either “1” or “2”; or

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 9 (Conversion Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(ii)            in all other cases, the number of months equal to (x) three hundred sixty (360) months, minus (y) the number of Monthly Debt Service Payments that have elapsed since the Effective Date of such Variable Note.

Notwithstanding the foregoing, if Lender permits the interest-only period to continue after Conversion and (1) the Variable Note converts to a Fixed Note during an interest-only period, and (2) Borrower elects a Fixed Rate Option with a Fixed Note term greater than or equal to the original term of the original Variable Note, the remaining portion of the interest-only period shall carry over to the Fixed Note and the Amortization Period shall commence following the completion of the interest-only period.

(C)           The Monthly Debt Service Payment following a Conversion shall be in an amount required to pay the unpaid principal balance of the Advance subject to such Conversion immediately prior to the Initial Fixed Rate Payment Date in equal monthly installments, including accrued interest at the Fixed Rate, over the Amortization Period utilizing the 30/360 Interest Accrual Method even if Actual/360 is the Interest Accrual Method.

(D)           Borrower acknowledges and agrees that the existing MBS for the Variable Note shall be repaid and a new MBS shall be issued for the term of such converted Fixed Note. The closing of the Conversion is subject to the precondition that Lender must confirm with Fannie Mae that Fannie Mae is generally offering to purchase in the marketplace MBS of this execution type at the time Borrower delivers the Conversion Request to Lender and at the time the Conversion is rate locked.

(c)           Conditions Precedent.

The Conversion of all or a portion of a Variable Note to a Fixed Note shall be subject to satisfaction of the following conditions precedent as of the Conversion Closing Date:

(1)            satisfaction of the tests set forth in (b) (Underwriting and Terms of Conversion) of this Conversion Schedule;

(2)            receipt by Lender of:

(A)          if required by Lender, an endorsement to each Title Policy, amending the effective date of the Title Policy to the Conversion Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the effective date that each Title Policy was issued, Permitted Encumbrances and other exceptions approved by Lender;

Master Credit Facility Agreement	Form 6001.MCFA	Page 3
Schedule 9 (Conversion Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(B)           clean UCC searches, judgment searches and tax lien searches on Borrower, Borrower’s sole member, managing member, or general partner (as applicable), and Guarantor, and SPE Owner and other Identified Parties;

(C)           the Conversion Fee and the non-refundable Re-Underwriting Fee;

(D)           a Request Opinion; and

(E)           one (1) or more executed, original counterparts of all Conversion Documents, dated as of the Conversion Closing Date, each of which shall be in full force and effect and in form and substance satisfactory to Lender in all respects; and

(3)            satisfaction of all General Conditions.

Borrower shall pay to Lender upon demand and as a condition to closing of the Conversion all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing and preparing any and all documents in connection with the Conversion, regardless of whether the Conversion is closed.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 4
Schedule 9 (Conversion Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 10
TO MASTER CREDIT FACILITY AGREEMENT

Mortgaged Property Release Schedule

Any Mortgaged Property released from the Collateral Pool pursuant to Section 2.10 (Collateral Events) of this Master Agreement shall be subject to the terms of this Master Agreement including this Mortgaged Property Release Schedule.

(a)           Request.

(1)            To obtain a Release of a Mortgaged Property from the Collateral Pool, Borrower shall deliver a Release Request to Lender. Borrower shall not be permitted to re-borrow any amounts that will be prepaid in connection with the Release and any prepayments associated with such release shall automatically result in a permanent reduction of the Advances Outstanding.

(2)            In connection with a Substitution, Borrower shall simultaneously deliver to Lender both a completed and executed Release Request and Addition Request pursuant to the Mortgaged Property Addition Schedule (unless the substitute Additional Mortgaged Property has not been identified by Borrower, in which case Borrower shall submit the Addition Request not less than sixty (60) Calendar Days prior to the date on which Borrower desires to add such Additional Mortgaged Property, but not later than sixty (60) Calendar Days prior to the Property Delivery Deadline). The Release Request shall indicate whether Borrower is requesting a simultaneous Substitution or a Staggered Substitution (as described in Section (e)(2)(A)(ii) (Closing) of the Mortgaged Property Addition Schedule).

(b)            Underwriting.

Lender shall release a Release Mortgaged Property pursuant to a Release Request if all of the following conditions are satisfied:

(1)            the resulting Collateral Pool satisfies the Coverage and LTV Tests; and

(2)            the Aggregate Debt Service Coverage Ratio will not be reduced and the Aggregate Loan to Value Ratio will not be increased as a result of such Release (the “Release AGOB Test”).

Notwithstanding the foregoing, the Release AGOB Test shall be waived:

(A)          on and after the First Anniversary at any time the Borrow Up Availability Period is not in effect, if after giving effect to such Release the Collateral Pool satisfies the Alternate Coverage and LTV Tests, provided that all other conditions in this Mortgaged Property Release Schedule are satisfied, or

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 10 (Mortgaged Property Release Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(B)           if Borrower has elected the Elected Coverage and LTV Tests and such Release occurs on or before the date five (5) years prior to the weighted average maturity date of all Advances Outstanding at the time of such Release, provided that all other conditions in this Mortgaged Property Release Schedule are satisfied.

(c)           Release Price.

(1)            The “Release Price” for each Release Mortgaged Property means the greater of

(A)          one hundred percent (100%) of the Allocable Facility Amount for the Release Mortgaged Property provided that on and after the date that the Elected Coverage and LTV Test is in effect, this provision (c)(1)(A) shall be deemed deleted; and

(B)           one hundred percent (100%) of the amount, if any, of Advances Outstanding that are required to be repaid by Borrower to Lender in connection with the proposed Release of the Release Mortgaged Property from the Collateral Pool so that, immediately after the Release, the provisions of Section (b) (Underwriting) of this Mortgaged Property Release Schedule shall be satisfied.

Notwithstanding the foregoing, anytime the Borrow Up Availability Period is not in effect, if after giving effect to such Release of a Mortgaged Property the Collateral Pool satisfies the Alternate Coverage and LTV Tests and all other conditions in this Mortgaged Property Release Schedule are satisfied, then the Release Price for such Release Mortgaged Property shall be $0.00. Lender acknowledges that Borrower may satisfy the Alternate Coverage and LTV Tests by repaying all or a portion of an Advance and any associated Prepayment Premiums.

(2)            In addition to the Release Price, Borrower shall pay to Lender all associated Prepayment Premiums and other amounts due under the Notes evidencing the Advances being repaid. In connection with a Staggered Substitution, Borrower shall post a Substitution Deposit (which shall include the Release Price) pursuant to the terms of this Mortgaged Property Release Schedule.

(d)            Application of Release Price.

(1)            The Release Price for the Release Mortgaged Property shall be applied in reduction of the principal amounts of the Advances Outstanding in the order selected by Borrower, provided that (A) any amount of the Note that Borrower elects to prepay must be prepaid in full or, if the Release Price is not sufficient to do so, the Note shall be the only Note partially prepaid; (B) prepayment is permitted under such Note; (C) any Prepayment Premium due and owing is paid; and (D) interest is paid through the end of the month. If Borrower does not give Lender direction with respect to the application of the Release Price or if the selected Note does not comply with the provisions of (A) and (B) above, then the Release Price shall be applied:

(i)             first against any Variable Advances Outstanding so long as the prepayment is permitted under the Variable Note (and any Prepayment Premium due and owing is paid), until any Variable Advance is no longer Outstanding (provided that, in the event there are multiple Variable Advances Outstanding, Lender shall determine the order of application of the Release Price taking into account factors including the unpaid principal balances of the Variable Notes, and which Variable Note Outstanding has the lowest prepayment costs or highest interest rate);

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 10 (Mortgaged Property Release Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(ii)            then against any Fixed Advances Outstanding, so long as prepayment is permitted under the applicable Fixed Note (and any Prepayment Premium due and owing is paid) (provided that, in the event there are multiple Fixed Advances Outstanding, Lender shall determine the order of application of the Release Price taking into account factors including the unpaid principal balances of the Fixed Notes, and which Fixed Note Outstanding has the lowest prepayment costs or the highest interest rate).

The Note to be prepaid or partially prepaid as determined pursuant to this Section (d) (Application of Release Price), shall be referred to as the “Selected Advance”.

(2)            In connection with a Substitution, Borrower may substitute a Mortgaged Property that has an estimated Allocable Facility Amount that is less than the Allocable Facility Amount of the Release Mortgaged Property so long as Borrower pays the Release Price associated with the difference between such Allocable Facility Amounts.

(e)           Conditions Precedent.

The Release of a Mortgaged Property from the Collateral Pool is subject to the satisfaction of the following conditions precedent on or before the Effective Date:

(1)            the Selected Advance must be prepayable as of the Effective Date of the Release of such Mortgaged Property;

(2)            receipt by Lender of the fully executed Release Request;

(3)            immediately after giving effect to the requested Release, the provisions of Section (b) (Underwriting) of this Mortgaged Property Release Schedule are satisfied;

(4)            receipt by Lender of the Release Price and all amounts owing under Section (c) (Release Price) of this Mortgaged Property Release Schedule, or, in connection with a Staggered Substitution, receipt by Lender of the Substitution Deposit (inclusive of the Substitution Cost Deposit) to the extent necessary under Section (g)(1) (The Substitution Deposit) of this Mortgaged Property Release Schedule;

Master Credit Facility Agreement	Form 6001.MCFA	Page 3
Schedule 10 (Mortgaged Property Release Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(5)            receipt by Lender of the Release Fee (which in connection with a Staggered Substitution will be applied to the Substitution Fee due upon closing), or in connection with a Simultaneous Substitution, receipt by Lender of the Substitution Fee; provided no Release Fee shall be due in connection with the repayment of all Indebtedness and termination of the Master Agreement;

(6)            receipt by Lender of all legal fees and expenses in connection with a Release Request;

(7)            receipt by Lender of one (1) or more executed, original counterparts of all Release Documents, dated as of the Effective Date, each of which shall be in full force and effect, in form and substance satisfactory to Lender in all respects;

(8)            if required by Lender, amendments to this Master Agreement, the Notes and the Security Instruments, reflecting the release of the Release Mortgaged Property from the Collateral Pool and, as to any Security Instrument or Note so amended or if Lender determines that such endorsement is necessary to maintain the priority of the Lien created in favor of Lender with respect to the Outstanding Indebtedness or to maintain the validity of any Title Policy, the receipt by Lender of an endorsement to each Title Policy insuring the Security Instruments, amending the effective date of each Title Policy to the Effective Date and showing no additional exceptions to coverage other than the exceptions shown on the initial Effective Date for such Mortgaged Property, Permitted Encumbrances and other exceptions approved by Lender;

(9)           satisfaction of all applicable General Conditions;

(10)          if the Release Mortgaged Property is one phase of a project, and one or more other phases of the project are Mortgaged Properties which will remain in the Collateral Pool (“Remaining Mortgaged Properties”), the Remaining Mortgaged Properties must be able to be operated separately from the Release Mortgaged Property and any other phases of the project which are not Mortgaged Properties, taking into account any cross use agreements or easements, access, utilities, marketability, community services, ownership and operation of the Remaining Mortgaged Properties and any other relevant factors pursuant to the Underwriting and Servicing Requirements. Borrower shall deliver to Lender evidence satisfactory to Lender that this condition precedent is satisfied prior to the closing of the transaction that is the subject of the Request. Borrower acknowledges that none of the Initial Mortgaged Properties are part of a phase of a project;

(11)         after the Release no Borrower owns the Release Mortgaged Property or any portion thereof, and any remaining SPE Owner continues to satisfy the SPE Requirements;

Master Credit Facility Agreement	Form 6001.MCFA	Page 4
Schedule 10 (Mortgaged Property Release Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(12)          receipt by Lender of endorsements to the tie-in endorsements of the Title Policies, if deemed necessary by Lender, to reflect the Release. Notwithstanding anything to the contrary herein, no Release of any Mortgaged Property in the Collateral Pool shall be made unless Borrower has confirmed that each remaining Mortgaged Property in the Collateral Pool has title insurance to Lender (taking into account title insurance coverage provided by any tie-in endorsements) in an amount equal to or greater than one hundred twenty-five percent (125%) of the Initial Valuation of such Mortgaged Properties (e.g., any Mortgaged Property that is not tied to another Mortgaged Property by a tie-in endorsement shall have title insurance coverage equal to or greater than one hundred twenty-five percent (125%) of the Initial Valuation of such Mortgaged Properties); and

(13)          receipt by Lender on the Effective Date of a Confirmation of Obligations and a Confirmation of Guaranty.

(f)            Closing.

If all conditions precedent contained in this Master Agreement are satisfied, Lender shall cause the Release Mortgaged Property to be Released on an Effective Date selected by Lender, and occurring within thirty (30) days after Lender’s receipt of the Release Request (or on such other date as Borrower and Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of Borrower, the Release Documents. If approved by Lender, Borrower may prepare the Release Documents and submit them to Lender for its review.

(g)           Staggered Substitution Specific Terms.

The following provisions are applicable to Staggered Substitutions only. Borrower may elect a Staggered Substitution if (x) at the time of the Release at least one Note is prepayable (i.e., not all Notes are subject to a Lockout Period) and (y) the Release Price does not exceed the aggregate amount of all Notes that are open to prepayment. No other Requests may be closed until the Staggered Substitution is completed.

(1)	The Substitution Deposit.

If a Substitution is a Staggered Substitution, on or before the Effective Date of the Release of the Release Mortgaged Property, Borrower shall deposit with Lender the “Substitution Deposit” described below in the form of cash in a non-interest bearing account held by Lender as additional Collateral. In lieu of (or in addition to) depositing cash for the Substitution Deposit, Borrower may post a Letter of Credit as additional Collateral issued by a financial institution reasonably acceptable to Lender in accordance with the Letter of Credit Schedule, with a face amount available to be drawn equal to the Substitution Deposit (less any amount deposited in cash) as additional Collateral.

Master Credit Facility Agreement	Form 6001.MCFA	Page 5
Schedule 10 (Mortgaged Property Release Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)	Substitution Deposit Amount.

(A)          The “Substitution Deposit” for each proposed Staggered Substitution shall be an amount equal to the sum of:

(i)            the Release Price relating to the Release Mortgaged Property; plus

(ii)           any and all Prepayment Premiums, as applicable, for the Selected Advance determined in accordance with the conditions set forth in Section (d) (Application of Release Price) of this Mortgaged Property Release Schedule, as the Advance(s) that shall be prepaid if the Substitution fails to take place. The Prepayment Premium shall be calculated as of the end of the month in which the Property Delivery Deadline occurs, as if the Selected Advance were to be prepaid in such month; plus

(iii)          estimated costs, expenses and fees of Lender and Fannie Mae pertaining to the Substitution (such costs, fees and expenses, the “Substitution Cost Deposit”).

The amount of the required Substitution Deposit shall be recalculated by Lender in the event the Property Delivery Deadline is extended pursuant to Section (e) (Closing) of the Mortgaged Property Addition Schedule, and in the event a Substitution is partially satisfied by the Addition of an Additional Mortgaged Property, as further set forth in Section (f)(2) (Substitution Deposit Disbursement and Recalculation) of the Mortgaged Property Addition Schedule.

(B)           The Substitution Cost Deposit shall be used by Lender to cover all reasonable out-of-pocket costs and expenses incurred by Lender and Fannie Mae, including any out-of-pocket legal fees and expenses incurred by Fannie Mae and Lender in connection with such Substitution whether such Substitution actually closes (the “Substitution Costs”).

(3)	Continued Obligations; Restriction on Borrowings.

(A)          Borrower shall continue to be obligated to make any regularly scheduled payments of principal and interest due under all Notes Outstanding during the Staggered Substitution period. Until the completion of the Staggered Substitution, no Future Advances will be permitted unless and until the provisions of Section (f)(1) (Failure to Close Substitution) of the Mortgaged Property Addition Schedule are satisfied.

Master Credit Facility Agreement	Form 6001.MCFA	Page 6
Schedule 10 (Mortgaged Property Release Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(B)           In connection with a Staggered Substitution, until the Addition of the Additional Mortgaged Property to the Collateral Pool and closing of the Substitution occurs, no Future Advances or other Requests will be permitted, provided that a Termination Request shall be permitted subject to satisfaction of the conditions in Section 2.11 (Termination of Master Agreement), and a Conversion pursuant to a Conversion Request shall be permitted subject to satisfaction of the conditions in the Conversion Schedule; provided further, however, with respect to any Conversion, the Substitution Deposit shall be recalculated based on the provisions in Section (g) (Staggered Substitution Specific Terms) of this Mortgaged Property Release Schedule and Borrower shall deposit with Lender as additional Collateral all increases, if any, in such Substitution Deposit within five (5) days after receipt of notice of the same.

(C)           Notwithstanding anything to the contrary in this Master Agreement, no Staggered Substitution shall be permitted unless immediately after the Release of the Release Mortgaged Property the requirements in Section 2.10(e) (Limitation on Collateral Events) are satisfied.

(h)           Release of Borrower and Guarantor.

Except for any provisions of this Master Agreement and the other Loan Documents that are expressly stated to survive any release or termination or for any liabilities or obligations of such Borrower or Guarantor which arose prior to the Effective Date of such Release, upon the Release of a Mortgaged Property, Borrower that is the owner of such Release Mortgaged Property (assuming Borrower owns no other Mortgaged Property in the Collateral Pool) shall be released automatically of all obligations under the Loan Documents, and Guarantor shall be released automatically of all obligations solely related to the Release Mortgaged Property as set forth in this Master Agreement and the other Loan Documents.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 7
Schedule 10 (Mortgaged Property Release Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 11
TO MASTER CREDIT FACILITY AGREEMENT

Mortgaged Property Addition Schedule

Any Mortgaged Property (including a Mortgaged Property added in connection with a Substitution) added to the Collateral Pool pursuant to Section 2.10 (Collateral Events) of this Master Agreement shall be subject to the terms of this Master Agreement including this Mortgaged Property Addition Schedule.

(a)            Request.

(1)            From time to time, Borrower may deliver to Lender an Addition Request to add one (1) or more Additional Mortgaged Properties to the Collateral Pool.

(2)           Any Addition Request shall be accompanied by the Additional Due Diligence Fees and Additional Due Diligence Fee Deposits. Borrower shall provide Lender information similar to the property-related information required by Lender in connection with the Initial Advances made hereunder and any additional information Lender may reasonably request.

(b)            Underwriting.

(1)           The following tests shall be satisfied as of the Effective Date:

(A)          the proposed Additional Mortgaged Property satisfies the Individual Property Coverage and LTV Tests;

(B)           immediately after such Addition, the Collateral Pool satisfies the Coverage and LTV Tests;

(C)           in connection with a Substitution, the Aggregate Debt Service Coverage Ratio of the Collateral Pool will not be less than the Aggregate Debt Service Coverage Ratio of the Collateral Pool immediately prior to the Release (taking into account any paydown Borrower may make in order to comply with such ratio, subject to the terms of this Master Agreement); and

(D)          in connection with a Substitution, the Aggregate Loan to Value Ratio of the Collateral Pool will not be greater than the Aggregate Loan to Value Ratio of the Collateral Pool immediately prior to the Release (taking into account any paydown Borrower may make in order to comply with such ratio, subject to the terms of this Master Agreement) (together with the test in (C) above, the “Substitution AGOB Test”).

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 11 (Mortgaged Property Addition Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Notwithstanding the foregoing, in connection with a Substitution, the Substitution AGOB Test shall be waived (the “AGOB Exception”):

(i)             on and after the First Anniversary, at any time the Borrow Up Availability Period is not in effect, if after giving effect to such Substitution the Collateral Pool satisfies the Alternate Coverage and LTV Tests and all other conditions in this Mortgaged Property Addition Schedule are satisfied, or

(ii)            if Borrower has elected the Elected Coverage and LTV Tests and such Substitution occurs on or before the date five (5) years prior to the weighted average maturity date of all Advances Outstanding at the time of such Substitution and all other conditions in this Mortgaged Property Addition Schedule are satisfied.

Notwithstanding anything to the contrary in this Master Agreement, no Collateral Event shall be permitted unless immediately after such Collateral Event the provisions of Section 2.10(e) (Limitation on Collateral Events) shall be satisfied.

(2)            Lender shall evaluate the proposed Additional Mortgaged Property in accordance with the Underwriting and Servicing Requirements. Lender shall determine the Loan to Value Ratio of the proposed Additional Mortgaged Property and the Aggregate Loan to Value Ratio applicable to the Collateral Pool on the basis of the lesser of:

(A)          the acquisition price of the proposed Additional Mortgaged Property, if purchased by Borrower within twelve (12) months of the related Addition Request, and

(B)           a Valuation made with respect to the proposed Additional Mortgaged Property.

(3)           After receipt of the Addition Request and all reports, certificates and documents required by Lender to determine compliance with this Mortgaged Property Addition Schedule, Lender shall notify Borrower whether the proposed Additional Mortgaged Property meets the requirements for Additions set forth in this Mortgaged Property Addition Schedule.

(4)            If the proposed Additional Mortgaged Property meets the conditions set forth in this Mortgaged Property Addition Schedule, Lender shall notify Borrower of the Aggregate Debt Service Coverage Ratio, the Aggregate Loan to Value Ratio, and (in connection with any Future Advance made in connection with an Addition) the Advance amount that shall result from the Addition.

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 11 (Mortgaged Property Addition Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)            Additional Borrower.

On the Effective Date of the Addition of an Additional Mortgaged Property, the owner of such Additional Mortgaged Property, if such owner is an Additional Borrower, shall become a party to the Contribution Agreement in a manner satisfactory to Lender. Any Additional Borrower shall join into this Master Agreement and other Loan Documents and shall execute and deliver to Lender an amendment adding such Additional Borrower as a party to this Master Agreement and revising the Schedules and Exhibits hereto, as applicable, to reflect the Additional Mortgaged Property and Additional Borrower, in each case satisfactory to Lender. Any Additional Borrower and any SPE Owner must comply with the provisions of this Master Agreement, including the Single Purpose requirements of Section 4.01(h) (Borrower Status – Representations and Warranties – Single Purpose Status) unless otherwise waived by Lender.

(d)            Conditions Precedent.

The Addition of an Additional Mortgaged Property to the Collateral Pool on the applicable Effective Date is subject to the satisfaction of the following conditions precedent:

(1)           satisfaction of the provisions of Section (b) (Underwriting) of this Mortgaged Property Addition Schedule;

(2)            receipt by Lender of the Additional Due Diligence Fee and the Additional Due Diligence Fee Deposit;

(3)            satisfaction of all General Conditions;

(4)            receipt by Lender of all Property-Related Documents;

(5)            receipt by Lender of a Request Opinion; and

(6)            receipt by Lender of certificates of insurance and duplicate original Insurance Policies currently in effect.

(e)            Closing.

(1)	Additions.

Other than in connection with a Substitution, if the proposed Additional Mortgaged Property meets the conditions set forth in this Mortgaged Property Addition Schedule, and Borrower timely elects to add the proposed Additional Mortgaged Property to a Collateral Pool, the proposed Additional Mortgaged Property shall be added to the Collateral Pool on an Effective Date selected by Lender, occurring within thirty (30) Business Days after all of the conditions for an Addition have been satisfied (or on such other date as Borrower and Lender may agree).

Master Credit Facility Agreement	Form 6001.MCFA	Page 3
Schedule 11 (Mortgaged Property Addition Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)	Substitutions.

(A)          In connection with a Substitution, if the Additional Mortgaged Property satisfies the conditions set forth herein and Borrower timely elects to proceed with the Substitution, the proposed Additional Mortgaged Property shall be added in replacement of the Mortgaged Property being released on an Effective Date selected by Lender and occurring:

(i)             if the Substitution of the proposed Additional Mortgaged Property is to occur simultaneously with the release of the Release Mortgaged Property, within sixty (60) days after Lender’s receipt of Borrower’s Release Request indicating there is to be a Substitution (or on such other date to which Borrower and Lender may agree); or

(ii)            if the Substitution is a Staggered Substitution, within ninety (90) days after the release of such Release Mortgaged Property (provided such date shall be extended an additional ninety (90) days if Borrower provides reasonable evidence of Borrower’s diligent efforts in finding a suitable proposed Additional Mortgaged Property) (the “Property Delivery Deadline”) in accordance with the terms of the Mortgaged Property Release Schedule and this Mortgaged Property Addition Schedule.

(B)           In the event that the Substitute Mortgaged Property would qualify for loan proceeds in excess of the Release Price of the Release Mortgaged Property, Borrower may request an Advance as further described in the Future Advance Schedule.

(f)            Staggered Substitutions.

(1)	Failure to Close Substitution.

If the Substitution of the proposed Additional Mortgaged Property does not occur by the Property Delivery Deadline, then such Borrower shall have irrevocably waived its right to substitute such Release Mortgaged Property with the proposed Additional Mortgaged Property, and the release of the Release Mortgaged Property shall be deemed to be a Release pursuant to the terms of the Mortgaged Property Release Schedule and shall trigger payment pursuant to the terms of the Mortgaged Property Release Schedule, plus the Release Fee.

Master Credit Facility Agreement	Form 6001.MCFA	Page 4
Schedule 11 (Mortgaged Property Addition Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)	Substitution Deposit Disbursement and Recalculation.

(A)          On or prior to the Effective Date of the Substitution, Lender shall notify Borrower of the actual amount of the Substitution Costs incurred by Lender and Fannie Mae in connection with the Substitution and Borrower shall, on or before the Effective Date of the Substitution, pay to Lender the remainder of such Substitution Costs (if the actual amount of the Substitution Costs exceed the Substitution Cost Deposit (as defined in Section (g) (Staggered Substitution Specific Terms) of the Mortgaged Property Release Schedule) and the other amounts previously deposited with Lender by Borrower) or Lender shall promptly refund to Borrower any Substitution Cost Deposit deposited with Lender by Borrower in excess of the Substitution Costs (if the actual amount of the Substitution Costs is less than the Substitution Cost Deposit deposited with Lender by Borrower).

(B)           At closing of the Substitution, Lender shall disburse or return the Substitution Deposit (as defined in Section (g) (Staggered Substitution Specific Terms) of the Mortgaged Property Release Schedule), as applicable (less any portion of the Substitution Cost Deposit used by Lender to cover all reasonable out-of-pocket costs and expenses incurred by Lender and Fannie Mae, including any out-of-pocket legal fees and expenses incurred by Fannie Mae and Lender in connection with such Substitution), directly to Borrower at such time as the conditions precedent for the Substitution have been satisfied, which must occur no later than the Property Delivery Deadline.

(C)           If, pursuant to Section (b) (Underwriting) of this Mortgaged Property Addition Schedule, Borrower substitutes a Mortgaged Property and the resulting Collateral Pool does not satisfy the provisions of Section (b)(1)(B) and Sections (b)(1)(C) and (b)(1)(D) hereof (or, if applicable, the AGOB Exception), and Borrower notifies Lender that no further property will be substituted or Borrower fails to timely identify an additional replacement Mortgaged Property necessary to satisfy such provisions, then Lender shall:

(i)             apply any or all of the Substitution Deposit necessary to satisfy the provisions of Section (b)(1)(B) and Sections (b)(1)(C) and (b)(1)(D) hereof (or, if applicable, the AGOB Exception), and Section (d) (Application of Release Price) of the Mortgaged Property Release Schedule; and

(ii)           disburse to Borrower the remainder, if any, of the Substitution Deposit after such application (less any portion of the Substitution Cost Deposit used by Lender to cover all reasonable out-of-pocket costs and expenses incurred by Lender and Fannie Mae, including any out-of-pocket legal fees and expenses incurred by Fannie Mae and Lender in connection with such Substitution).

Master Credit Facility Agreement	Form 6001.MCFA	Page 5
Schedule 11 (Mortgaged Property Addition Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(D)           Notwithstanding the foregoing, in the event that (i) the Property Delivery Deadline is extended pursuant to Section (e)(2)(A)(ii) (Closing) of this Mortgaged Property Addition Schedule or (ii) Borrower adds an Additional Mortgaged Property to the Collateral Pool prior to the Property Delivery Deadline but the addition of such Additional Mortgaged Property has not in and of itself satisfied the requirements of this Mortgaged Property Addition Schedule, Lender shall recalculate the Substitution Deposit. Any reduction, if any, in the Substitution Deposit shall be returned to Borrower, or in the case of a Letter of Credit, such Letter of Credit shall be reduced by such reduction in the Substitution Deposit. Any increase, if any, in the Substitution Deposit shall be paid by Borrower to Lender within three (3) Business Days of notice from Lender.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 6
Schedule 11 (Mortgaged Property Addition Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 12
TO MASTER CREDIT FACILITY AGREEMENT

[Intentionally Deleted]

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 12 [Intentionally Deleted]	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 13
TO MASTER CREDIT FACILITY AGREEMENT

Ownership Interests Schedule

COMMONWEALTH 1144 LIMITED PARTNERSHIP

ORGANIZATIONAL CHART

HBC Holdings, LLC 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust Trustees: Sally E. Michael David J. Reier 75%
Ronald Brown 25%
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harps
Andrew L. Bloch
Guilliaem Aertsen, Jr.
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA) *See above for Board of Directors 1% General Partner
New England Realty Associates Limited Partnership (MA)
99% Limited Partner of Commonwealth 1144 Limited Partnerhsip
100% Stockholder of Commonwealth Apartments, Inc.
Commonwealth Apartments, Inc. (MA)
Board of Directors: Jameson Brown Ronald Brown
1% General Partner
COMMONWEALTH 1144 LIMITED PARTNERSHIP(MA)
General Partner: Commonwealth Apartments, Inc. (MA)
1144 Commonwealth Avenue
Boston, MA

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

COMMONWEALTH 1137 LIMITED PARTNERSHIP

ORGANIZATIONAL CHART

HBC Holdings, LLC 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust
Trustees:
Sally E. Michael
David J. Reier
75%
Ronald Brown 25%
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA)
*See above for Board of Directors
1% General Partner
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harps
Andrew L. Bloch
Guilliaem Aertsen, Jr.
New England Realty Associates Limited Partnership (MA)
99% Limited Partner of Commonwealth 1137 imited Partnerhsip
100% Stockholder of Commonwealth Gardens, Inc.
Commonwealth Gardens, Inc. (MA)
Board of Directors:
Jameson Brown
Ronald Brown
1% General Partner
COMMONWEALTH 1137 LIMITED PARTNERSHIP(MA)
General Partner: Commonwealth Gardens, Inc. (MA)
1137 Commonwealth Avenue
Boston, MA

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

NORTH BEACON 140 LIMITED PARTNERSHIP

ORGANIZATIONAL CHART

HBC Holdings, LLC 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust Trustees: Sally E. Michael David J. Reier 75%
Ronald Brown 25%
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA) *See above for Board of Directors 1% General Partner
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harps
Andrew L. Bloch
Guilliaem Aertsen, Jr.
New England Realty Associates Limited Partnership (MA)
99% Limited Partner of North Beacon 140 Limited Partnerhsip
100% Stockholder of Courtyard on North Beacon, Inc.
Courtyard on North Beacon, Inc. (MA)
Board of Directors: Jameson Brown Ronald Brown
1% General Partner
NORTH BEACON 140 LIMITED PARTNERSHIP(MA)
General Partner: Courtyard on North Beacon, Inc. (MA)
140 North Beacon Street
Boston, MA

Master Credit Facility Agreement	Form 6001.MCFA	Page 3
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXECUTIVE APARTMENTS LIMITED PARTNERSHIP

ORGANIZATIONAL CHART

HBC Holdings, LLC 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust Trustees: Sally E. Michael David J. Reier 75%
Ronald Brown 25%
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harps
Andrew L. Bloch
Guilliaem Aertsen, Jr.
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA) *See above for Board of Directors 1% General Partner
New England Realty Associates Limited Partnership (MA)
99% Limited Partner of Executive Apartments Limited Partnerhsip
100% Stockholder of Executive Apartments, Inc.
Executive Apartments, Inc. (MA)
Board of Directors: Jameson Brown Ronald Brown
1% General Partner
EXECUTIVE APARTMENTS LIMITED PARTNERSHIP(MA)
General Partner: Executive Apartments, Inc. (MA)
545 Worcester Road
Framingham, MA

Master Credit Facility Agreement	Form 6001.MCFA	Page 4
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

HAMILTON OAKS ASSOCIATES, LLC

ORGANIZATIONAL CHART

HBC Holdings, LLC (MA) 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust Trustees: Sally E. Michael David J. Reier 75%
Ronald Brown 25%
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA) 1% General Partner and Non-Member Manager of WCB Associates, LLC
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harps
Andrew L. Bloch
Guilliaem Aertsen, Jr.
Springing Members:
Sally E. Michael
Andrew L. Bloch
New England Realty Associates Limited Partnership (MA)
100% Member
HAMILTON OAKS ASSOCIATES, LLC
(DE)
30 Oak Street Extension
Brockton, MA

Master Credit Facility Agreement	Form 6001.MCFA	Page 5
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

HIGHLAND 38 LIMITED PARTNERSHIP

ORGANIZATIONAL CHART

HBC Holdings, LLC 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust Trustees: Sally E. Michael David J. Reier 75%
Ronald Brown 25%
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harps
Andrew L. Bloch
Guilliaem Aertsen, Jr.
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA) *See above for Board of Directors 1% General Partner
New England Realty Associates Limited Partnership (MA)
99% Limited Partner of Highland 38 Limited Partnerhsip
100% Stockholder of Highland 38, Inc.
Highland 38, Inc. (MA)
Board of Directors: Jameson Brown Ronald Brown
1% General Partner
HIGHLAND 38 LIMITED PARTNERSHIP(MA)
General Partner: Highland 38, Inc. (MA)
38 Highland Street
Lowell, MA

Master Credit Facility Agreement	Form 6001.MCFA	Page 6
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP

ORGANIZATIONAL CHART

HBC Holdings, LLC 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust Trustees: Sally E. Michael David J. Reier 75%
Ronald Brown 25%
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA) *See above for Board of Directors 1% General Partner
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harpe
Andrew L. Bloch
Guilliaem Aertsen, Jr.
New England Realty Associates Limited Partnership (MA)
99% Limited Partner of Olde English Apartments Limited Partnerhsip
100% Stockholder of Olde English Apartments, Inc.
Olde English Apartments, Inc. (MA)
Board of Directors: Jameson Brown Ronald Brown
1% General Partner
OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP(MA)
General Partner: Olde English Apartments, Inc. (MA)
714 Chelmsford Street
Lowell, MA

Master Credit Facility Agreement	Form 6001.MCFA	Page 7
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

REDWOOD HILLS LIMITED PARTNERSHIP

ORGANIZATIONAL CHART

HBC Holdings, LLC 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust Trustees: Sally E. Michael David J. Reier 75%
Ronald Brown 25%
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA) *See above for Board of Directors 1% General Partner
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harpe
Andrew L. Bloch
Guilliaem Aertsen, Jr.
New England Realty Associates Limited Partnership (MA)
99% Limited Partner of Redwood Hills Limited Partnerhsip
100% Stockholder of Redwood Hills, Inc.
Redwood Hills, Inc. (MA)
Board of Directors: Jameson Brown Ronald Brown
1% General Partner
REDWOOD HILLS LIMITED PARTNERSHIP(MA)
General Partner: Redwood Hills, Inc. (MA)
376 Sunderland Road
Worcester, MA

Master Credit Facility Agreement	Form 6001.MCFA	Page 8
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

RIVER DRIVE LIMITED PARTNERSHIP

ORGANIZATIONAL CHART
HBC Holdings, LLC 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust Trustees: Sally E. Michael David J. Reier 75%
Ronald Brown 25%
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harps
Andrew L. Bloch
Guilliaem Aertsen, Jr.
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA) *See above for Board of Directors 1% General Partner
New England Realty Associates Limited Partnership (MA)
99% Limited Partner of River Drive Limited Partnerhsip
100% Stockholder of River Drive, Inc.
River Drive, Inc. (MA)
Board of Directors: Jameson Brown Ronald Brown
1% General Partner
RIVER DRIVE LIMITED PARTNERSHIP(MA)
General Partner: River Drive, Inc. (MA)
3 River Drive
Danvers, MA

Master Credit Facility Agreement	Form 6001.MCFA	Page 9
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

WCB ASSOCIATES, LLC

ORGANIZATIONAL CHART

HBC Holdings, LLC (MA) 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust Trustees: Sally E. Michael David J. Reier 75%
Ronald Brown 25%
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA) 1% General Partner and Non-Member Manager of WCB Associates, LLC
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harps
Andrew L. Bloch
Guilliaem Aertsen, Jr.
Springing Members:
Sally E. Michael
Andrew L. Bloch
New England Realty Associates Limited Partnership (MA)
100% Member
WCB ASSOCIATES, LLC (DE)
10 Westland Street
Brockton, MA

Master Credit Facility Agreement	Form 6001.MCFA	Page 10
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

CLOVELLY APARTMENTS LIMITED PARTNERSHIP

ORGANIZATIONAL CHART

HBC Holdings, LLC 75%
Ronald Brown 25%
Harold Brown 2013 Revocable Trust Trustees: Sally E. Michael David J. Reier 75%
Ronald Brown 25%
Class A Limited Partners Publicly Traded 80%
Class B Limited Partners 19%
NewReal, Inc. (MA) *See above for Board of Directors 1% General Partner
*NewReal, Inc. Board of Directors:
Jameson Brown
Ronald Brown
Sally E. Michael
David J. Reier
David Aloise
Eunice Harps
Andrew L. Bloch
Guilliaem Aertsen, Jr.
New England Realty Associates Limited Partnership (MA)
99% Limited Partner of Clovelly Apartments Limited Partnerhsip
100% Stockholder of Clovelly Apartments, Inc.
Clovelly Apartments, Inc. (MA)
Board of Directors: Jameson Brown Ronald Brown
1% General Partner
CLOVELLY APARTMENTS LIMITED PARTNERSHIP(MA)
General Partner: Clovelly Apartments, Inc. (MA)
160 Concord Street
Nashua, NH

SPE Owners:

Commonwealth Apartments, Inc., a Massachusetts corporation

Commonwealth Gardens, Inc., a Massachusetts corporation

Courtyard on North Beacon, Inc., a Massachusetts corporation

Executive Apartments, Inc., a Massachusetts corporation

Highland 38, Inc., a Massachusetts corporation

Olde English Apartments, Inc., a Massachusetts corporation

Redwood Hills, Inc., a Massachusetts corporation

River Drive, Inc., a Massachusetts corporation

Clovelly Apartments, Inc., a Massachusetts corporation

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 11
Schedule 13 (Ownership Interests Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 14
TO MASTER CREDIT FACILITY AGREEMENT

Future Advance Schedule

Any Future Advance made under this Master Agreement shall be subject to the terms of this Master Agreement including this Future Advance Schedule. The Interest Rate for any Note in connection with a Future Advance shall be determined by Lender at the time of the Future Advance.

(a)           Request.

Borrower shall deliver a Future Advance Request to Lender. Any Future Advance Request for a Future Advance shall be in the minimum amount of $5,000,000 or such other amount permitted by Lender.

(b)           Underwriting.

Any Future Advance shall be subject to satisfaction of the Underwriting and Servicing Requirements and one of the following tests:

(1)            if the Future Advance is a Borrow Up or a refinance of an Outstanding Advance, the Coverage and LTV Tests would be satisfied;

(2)            if the Future Advance is being made in connection with the Addition of an Additional Mortgaged Property, the conditions of Section (b) (Underwriting) of the Mortgaged Property Addition Schedule would be satisfied; or

(3)            if the Future Advance is being made in connection with a Substitution, in the event that the Substitute Mortgaged Property would qualify for an Advance that is higher than the Release Price of the Release Mortgaged Property, Borrower may request an Advance in an amount equal to the difference between what the Advance proceeds would be if the Substitute Mortgage Property were added as a new Additional Mortgaged Property independent of the Substitution (as determined pursuant to the conditions of Sections (b)(1) and (b)(2) (Underwriting) of the Mortgaged Property Addition Schedule) and the Release Price (as determined pursuant to the Mortgaged Property Release Schedule). Any such Advance shall not be considered a “Borrow Up” under this Master Agreement.

(c)           Conditions Precedent.

The funding of any Future Advance on the applicable Effective Date is subject to the satisfaction of the following conditions precedent:

(1)            satisfaction of the underwriting tests set forth in (b) (Underwriting) above;

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 14 (Future Advance Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(2)            Lender’s determination that the proposed borrower, key principal, and guarantor meet all of Lender’s eligibility, credit, management and other standards customarily applied by Lender in connection with the origination or purchase of similar mortgage finance structures on similar Multifamily Residential Properties at the time of the Future Advance Request for the Future Advance;

(3)            if required by Lender, if the Future Advance is a Variable Advance, receipt by Lender at least five (5) days prior to the applicable Effective Date of the confirmation of an Interest Rate Cap commitment, in accordance with the Cap Security Agreement, effective as of the Effective Date;

(4)            if required by Lender, if the Future Advance is a Variable Advance, receipt by Lender, within fifteen (15) days after the applicable Effective Date, of Interest Rate Cap Documents, in accordance with the Cap Security Agreement, effective as of the Effective Date;

(5)            if the Future Advance is a Fixed Advance, delivery of one or more Fixed Notes, duly executed by Borrower, in the amount and reflecting all of the terms of the Fixed Advance;

(6)            if the Future Advance is a Variable Advance, delivery of one or more Variable Notes, duly executed by Borrower, in the amount and reflecting all of the terms of the Variable Advance;

(7)            receipt by Lender of the completed Schedule of Advance Terms and Prepayment Premium Schedule, in each case applicable to the Future Advance, together with an amendment to this Master Agreement in form and substance acceptable to Lender incorporating such Schedules in their entirety to this Master Agreement;

(8)            if the Future Advance is made in connection with the Addition of a Mortgaged Property, satisfaction of the conditions set forth in the Mortgaged Property Addition Schedule including payment receipt by Lender of all fees required pursuant to the Mortgaged Property Addition Schedule;

(9)            receipt by Lender of the Additional Origination Fee;

(10)          if the Future Advance is a Borrow Up, receipt by Lender of the non-refundable Re-Underwriting Fee;

(11)          receipt by Lender of any other costs and expenses including all legal fees incurred by Lender and Fannie Mae;

(12)          satisfaction of all General Conditions;

(13)          receipt by Lender of a Request Opinion; and

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 14 (Future Advance Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(14)          receipt by Lender of all applicable Property-Related Documents, if applicable.

(d)           Closing of Future Advance.

If the conditions set forth in Section 2.02 (Advances Generally) for a Future Advance are satisfied, Lender shall make the requested Future Advance on an Effective Date selected by Lender (or on such other date as Borrower and Lender may agree).

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 3
Schedule 14 (Future Advance Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 15
TO MASTER CREDIT FACILITY AGREEMENT

Letter of Credit Schedule

Any Letter of Credit required or permitted pursuant to this Master Agreement shall be subject to the terms of this Master Agreement and this Letter of Credit Schedule. Any Letter of Credit must be issued by a financial institution satisfactory to Fannie Mae (“Issuer”).

(a)           Issuer; Letter of Credit Requirements.

The Letter of Credit shall be in form and substance satisfactory to Lender and Lender shall be entitled (pursuant to Section (b) (Draws Under Letter of Credit) below) to draw under such Letter of Credit solely upon presentation of a sight draft to the Issuer. Any Letter of Credit shall be for a term of at least three hundred sixty-four (364) days (provided that in connection with a Substitution, the term of any Letter of Credit shall be no earlier than the date ten (10) Business Days after the Property Delivery Deadline).

(b)           Draws Under Letter of Credit.

Lender shall have the right to draw monies under the Letter of Credit:

(1)            upon the occurrence of an Event of Default;

(2)            if thirty (30) days prior to the expiration of the Letter of Credit, either the Letter of Credit has not been extended for a term of at least three hundred sixty-four (364) days (provided that in connection with a Substitution, the term of any Letter of Credit shall be at least until the date ten (10) Business Days after the Property Delivery Deadline) or Borrower has not replaced the Letter of Credit with substitute cash collateral in the amount required by Lender;

(3)            upon the downgrading of the ratings of the long-term or short-term debt obligations of the Issuer below a level satisfactory to Fannie Mae, the failure of Borrower within five (5) days after notice of such downgrading to deliver to Lender either (A) an acceptable replacement Letter of Credit or (B) substitute cash collateral in the amount required by Lender; or

(4)            upon the failure to close a Substitution pursuant to Section (f)(1) (Failure to Close Substitution) of the Mortgaged Property Addition Schedule.

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 15 (Letter of Credit Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(c)           Deposit to Cash Collateral Agreement.

If Lender draws under the Letter of Credit pursuant to this Master Agreement or Section (b) (Draws Under Letter of Credit) above for reasons other than an Event of Default, Lender shall deposit such draw monies into a Cash Collateral Account until the earliest of the following events occurs:

(1)            Borrower presents an acceptable replacement Letter of Credit and Lender agrees to accept such Letter of Credit (provided that any agreement by Lender to accept a replacement Letter of Credit will be conditioned upon Borrower’s payment of all administrative and legal costs incurred by Lender and Fannie Mae in connection with the replacement of the Letter of Credit);

(2)            the applicable provisions of this Master Agreement pursuant to which the Letter of Credit was provided are satisfied;

(3)            Borrower pays all amounts due and payable under the Loan Documents and Lender releases the liens of all Security Instruments;

(4)            Lender consents to Borrower’s request to apply the funds to the principal balance of a Note specified by Borrower and to any Prepayment Premium due in connection with such application; or

(5)            an Event of Default occurs and Lender elects to apply the proceeds as described below in Section (d) (Default Draws) of this Letter of Credit Schedule.

(d)           Default Draws.

If Lender draws under the Letter of Credit pursuant to Section (b) (Draws Under Letter of Credit) of this Letter of Credit Schedule as a result of an Event of Default, Lender shall have the right to use monies drawn under the Letter of Credit for any of the following purposes:

(1)            to pay any amounts required to be paid by Borrower under the Loan Documents (including, without limitation, any amounts required to be paid to Lender under this Master Agreement);

(2)            to prepay any Note (on Borrower’s behalf, or on its own behalf, if Lender becomes the owner of any Mortgaged Property) in whole or in part, including any Prepayment Premium;

(3)            to deposit monies into the Cash Collateral Account; or

(4)            to exercise any other remedies available to Lender pursuant to this Master Agreement.

(e)            Legal Opinion.

Prior to or simultaneous with the delivery of any new Letter of Credit (but not the extension of any existing Letter of Credit), Borrower shall cause the Issuer’s counsel to deliver a legal opinion satisfactory in form and substance to Lender.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 15 (Letter of Credit Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 16
TO MASTER CREDIT FACILITY AGREEMENT

Exceptions to Representations and Warranties Schedule

None

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 16 (Exceptions to Representations and Warranties Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 17
TO MASTER CREDIT FACILITY AGREEMENT

SPE Requirements Schedule

Each Borrower under this Master Agreement is required to comply with the terms of this SPE Requirements Schedule. Borrowers may not be general partnerships, individuals or trusts. If a Borrower is a corporation or multi-member limited liability company (whose beneficial ownership interests are not ultimately held by a single entity), then none of the shareholders or members are required to be SPE Owners. If an entity Controlling Borrower is a trust, the beneficiaries are not required to be SPE Owners in compliance with the terms hereof. If Borrower satisfies the terms below, no other direct or indirect entity Controlling Borrower are required to be SPE Owners. Otherwise, all other entities Controlling Borrower, directly or indirectly, must be SPE Owners as set forth below until the requirements herein are satisfied.

Each Borrower and any SPE Owner (which shall be a corporation, limited partnership or limited liability company) shall comply with the following requirements:

(a)           since the date of its formation and at all times on and after the date thereof, has complied with Section 4.01(h) (Borrower Status – Representations and Warranties – Single Purpose Status) of this Master Agreement;

(b)           at all times on and after the date the applicable Borrower becomes party to this Master Agreement, shall comply with the requirements in Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement;

(c)           if such entity is a limited partnership, it has and shall have at least one general partner and has and shall have, as its only general partners, SPE Owners each of which is a (1) corporation, (2) single-member limited liability company in compliance with the requirements of (d) below, or (3) a limited partnership in compliance with (c)(1) and (c)(2) above. General partners may not be individuals or trusts; and

(d)           if such entity is a single-member limited liability company:

(1)            it shall have two (2) natural persons or one (1) entity that is not a member of the company, that has signed its limited liability company agreement and that, under the terms of such limited liability company agreement, becomes a member of the company immediately prior to the withdrawal or dissolution of the last remaining member of the company;

(2)            it shall include in its limited liability agreement or operating agreement requisite language under Applicable Law (if any) to prevent premature dissolution or liquidation; and

Master Credit Facility Agreement	Form 6001.MCFA	Page 1
Schedule 17 (SPE Requirements Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(3)            for non-Delaware single-member limited liability companies, Borrower shall provide an opinion of counsel (acceptable to Lender) that the provisions of the limited liability company agreement or operating agreement relating to the springing member provisions in (d)(1) and dissolution provisions in (d)(2) above are consistent with Applicable Law and enforceable against Borrower and its sole member.

The sole member of an entity may be an individual provided the provisions of this Section (d) are satisfied.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6001.MCFA	Page 2
Schedule 17 (SPE Requirements Schedule)	07-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 18
TO MASTER CREDIT FACILITY AGREEMENT

Waiver of Imposition Deposits

The foregoing Master Agreement is hereby modified as follows:

1.             Capitalized terms used and not specifically defined herein have the meanings given to such terms in this Master Agreement.

2.             The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Insurance Impositions” means the premiums for maintaining all Required Insurance Coverage.

“Required Insurance Coverage” means the insurance coverage required pursuant to Article 9 (Insurance) of this Master Agreement and under any other Loan Document.

3.             Section 12.02 (Impositions – Covenants) of this Master Agreement is hereby amended by adding the following provisions to the end thereof:

(b)           Conditional Waiver of Collection of Imposition Deposits.

(1)            [Intentionally deleted.]

(2)            Notwithstanding anything contained in this Section 12.02 (Impositions – Covenants) to the contrary, Lender hereby agrees to waive the collection of Imposition Deposits for Insurance Impositions, provided, that:

(A)           Borrower shall pay such Insurance Impositions directly to the carrier or agent ten (10) days prior to expiration or as necessary to prevent the Required Insurance Coverage from lapsing due to non-payment of premiums;

(B)            Borrower shall provide Lender with proof of payment acceptable to Lender of all Insurance Impositions within five (5) days after the date such Insurance Impositions are paid; and

(C)            Borrower shall cause its insurance agent to provide Lender with such certifications regarding the Required Insurance Coverage as Lender may request from time to time evidencing that the Insurance Impositions have been paid in a timely manner and that all of the Required Insurance Coverage is in full force and effect.

Master Credit Facility Agreement	Form 6228 [modified]	Page 1
Schedule 18 (Waiver of Imposition Deposits)	04-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

(3)            Lender reserves the right to require Borrower to deposit the Imposition Deposits with Lender on each Payment Date for Insurance Impositions in accordance with this Section 12.02 (Impositions – Covenants) upon:

(A)            Borrower’s failure to pay Insurance Impositions or to provide Lender with proof of payment of Insurance Impositions as required in this Section 12.02(b) (Conditional Waiver of Collection of Imposition Deposits);

(B)            Borrower’s failure to maintain insurance coverage in accordance with the requirements of Article 9 (Insurance);

(C)            the occurrence of any Transfer which is not permitted by the Loan Documents, or any Transfer which requires Lender’s consent; or

(D)            the occurrence of an Event of Default under any of the other terms, conditions and covenants set forth in this Master Agreement or any of the other Loan Documents.

(4)            Except as specifically provided in this Section 12.02(b) (Conditional Waiver of Collection of Imposition Deposits), the provisions of Article 9 (Insurance) shall remain in full force and effect.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6228 [modified]	Page 2
Schedule 18 (Waiver of Imposition Deposits)	04-12	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 19
TO MASTER CREDIT FACILITY AGREEMENT

Replacement Reserve Waiver

The foregoing Master Agreement is hereby modified as follows:

1.             Capitalized terms used and not specifically defined herein have the meanings given to such terms in this Master Agreement.

2.             The Definitions Schedule is hereby amended by adding the following new definition in the appropriate alphabetical order:

“Reduced Monthly Replacement Reserve Deposit” has the meaning set forth in the Summary of Master Terms.

3.             Section 13.01(b) (Monthly Replacement Reserve Deposits) of this Master Agreement is hereby amended by adding the following provisions to the end thereof:

(1)	Partial or Full Waiver of Monthly Replacement Reserve Deposit.

Notwithstanding the foregoing or anything in this Master Agreement to the contrary, on the Effective Date, Lender has agreed to partially reduce, defer or fully waive Borrower’s obligation to make full Monthly Replacement Reserve Deposits. Subject to the provisions of Section 13.01(b)(2) (Reinstatement of Monthly Replacement Reserve Deposit), Borrower shall deposit the applicable Reduced Monthly Replacement Reserve Deposit into the Replacement Reserve Account on each Payment Date.

(2)	Reinstatement of Monthly Replacement Reserve Deposit.

In the event that (A) at any time during the Term of this Master Agreement Lender provides written notice to Borrower that the Mortgaged Property is not being maintained in accordance with the requirements set forth in the Loan Documents, or (B) an Event of Default has occurred and is continuing under any of the Loan Documents, then upon the earlier of (i) the date specified by Lender in such written notice to Borrower or (ii) the first day of the first calendar month after the occurrence of such Event of Default, Borrower shall commence paying the full Monthly Replacement Reserve Deposits throughout the remaining Term of this Master Agreement.

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6220 [modified]	Page 1
Schedule 19 (Replacement Reserve Waiver)	08-14	© 2012 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE 19-A

TO MASTER CREDIT FACILITY AGREEMENT

ADDENDA TO SCHEDULE 2 – SUMMARY OF MASTER TERMS

Replacement Reserve Waiver

III. REPLACEMENT RESERVE – DEPOSITS PARTIALLY OR FULLY WAIVED
Reduced Monthly Replacement Reserve Deposit	$0

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement	Form 6102.04 [modified]	Page 1
Schedule 19-A (Addenda to Schedule 2 -	04-12	© 2012 Fannie Mae
Replacement Reserve Waiver)
HAMILTON/KeyBank (2021 MCFA)